UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM
N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number:
811-22774

Name of Fund:	BlackRock Multi-Sector Income Trust (BIT)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809
Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Multi-Sector Income Trust, 50 Hudson Yards, New York, NY 10001
Registrant’s telephone number, including area code: (800)
882-0052,
Option 4
Date of fiscal year end: 10/31/2023
Date of reporting period: 10/31/2023

Item 1 – Report to Stockholders
(a) The Report to Shareholders is attached herewith.

OCTOBER 31, 2023

2023 Annual Report

BlackRock Multi-Sector Income Trust (BIT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

Supplemental Information
(unaudited)

Section 19(a) Notices
BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”) amounts and sources of distributions reported are estimates and are being provided pursuant to regulatory requirements and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Trust’s investment experience during its fiscal year and may be subject to changes based on tax regulations. The Trust will provide a Form 1099-DIV each calendar year that will tell you how to report these distributions for U.S. federal income tax purposes.
October 31, 2023

	Total Cumulative Distributions for the Fiscal Period						% Breakdown of the Total Cumulative Distributions for the Fiscal Period

Trust Name	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	(a)	Total Per Common Share	Net Income	Net Realized Capital Gains Short-Term	Net Realized Capital Gains Long-Term	Return of Capital	Total Per Common Share

BIT	$0.886377	$—	$—	$0.598023		$1.484400	60%	—%	—%	40%	100%

(a)
The Trust estimates that it has distributed more than its net income and net realized capital gains; therefore, a portion of the distribution may be a return of capital. A return of capital may occur, for example, when some or all of the shareholder’s investment in the Trust is returned to the shareholder. A return of capital does not necessarily reflect the Trust’s investment performance and should not be confused with “yield” or “income.” When distributions exceed total return performance, the difference will reduce the Trust’s net asset value per share.

Section 19(a) notices for the Trust, as applicable, are available on the BlackRock website at
blackrock.com
.
Section 19(b) Disclosure
The Trust, acting pursuant to a U.S. Securities and Exchange Commission (“SEC”) exemptive order and with the approval of the Trust’s Board of Trustees (the “Board”), has adopted a managed distribution plan, consistent with its investment objectives and policies, to support a level distribution of income, capital gains and/or return of capital (the “Plan”). In accordance with the Plan, the Trust currently distributes the following fixed amounts per share on a monthly basis:

Trust Name	Amount Per Common Share

BIT	$0.123700
The fixed amounts distributed per share are subject to change at the discretion of the Trust’s Board. Under its Plan, the Trust will distribute all available net income to its shareholders as required by the Internal Revenue Code of 1986, as amended (the “Code”). If sufficient income (inclusive of net income and short-term capital gains) is not earned on a monthly basis, the Trust will distribute long-term capital gains and/or return of capital to shareholders in order to maintain a level distribution. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board; however, the Trust may make additional distributions from time to time, including additional capital gain distributions at the end of the taxable year, if required to meet requirements imposed by the Code and/or the Investment Company Act of 1940, as amended (the “1940 Act”).
Shareholders should not draw any conclusions about the Trust’s investment performance from the amount of these distributions or from the terms of the Plan. The Trust’s total return performance is presented in its financial highlights table.
The Board may amend, suspend or terminate the Trust’s Plan at any time without prior notice to the Trust’s shareholders if it deems such actions to be in the best interests of the Trust or its shareholders. The suspension or termination of the Plan could have the effect of creating a trading discount (if the Trust’s stock is trading at or above net asset value) or widening an existing trading discount. The Trust is subject to risks that could have an adverse impact on its ability to maintain level distributions. Examples of potential risks include, but are not limited to, economic downturns impacting the markets, changes in interest rates, decreased market volatility, companies suspending or decreasing corporate dividend distributions and changes in the Code. Please refer to BIT’s prospectus for a more complete description of the Trust’s risks.

2	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

The Markets in Review
Dear Shareholder,
The combination of continued economic growth and cooling inflation provided a supportive backdrop for investors during the 12-month reporting period ended October 31, 2023. Significantly tighter monetary policy helped to rein in inflation, as the annual increase in the Consumer Price Index declined to its long-term average of approximately 3% in October 2023. Meanwhile, real economic growth proved more resilient than many investors anticipated. A moderating labor market also helped ease inflationary pressure, although wages continued to grow and unemployment rates touched the lowest levels in decades before rising slightly. This robust labor market powered further growth in consumer spending, backstopping the economy. On October 7, 2023, Hamas launched a horrific attack on Israel. The ensuing war will have a significant humanitarian impact and could lead to heightened economic and market volatility. We see geopolitics as a structural market risk going forward. See our geopolitical risk dashboard at blackrock.com for more details.
Equity returns were solid during the period, as the durability of consumer spending mitigated investors’ concerns about the economy’s trajectory. The U.S. economy continued to show strength, and growth further accelerated in the third quarter of 2023. However, equity returns were uneven, as the performance of a few notable technology companies supported gains among large-capitalization U.S. stocks, while small-capitalization U.S. stocks declined overall. Meanwhile, international developed market equities advanced, and emerging market equities posted solid gains.
The 10-year U.S. Treasury yield rose during the reporting period, driving its price down, as investors reacted to elevated inflation and attempted to anticipate future interest rate changes. The corporate bond market benefited from improving economic sentiment, although high-yield corporate bond prices fared significantly better than investment-grade bonds as demand from yield-seeking investors remained strong.
The U.S. Federal Reserve (the “Fed”), attempting to manage persistent inflation, raised interest rates six times during the 12-month period, but slowed and then paused its tightening later in the period. The Fed also wound down its bond-buying programs and incrementally reduced its balance sheet by not replacing securities that reach maturity.
Supply constraints appear to have become an embedded feature of the new macroeconomic environment, making it difficult for developed economies to increase production without sparking higher inflation. Geopolitical fragmentation and an aging population risk further exacerbating these constraints, keeping the labor market tight and wage growth high. Although the Fed has decelerated the pace of interest rate hikes and recently opted for several pauses, we believe that the new economic regime means that the Fed will need to maintain high rates for an extended period to keep inflation under control. Furthermore, ongoing structural changes may mean that the Fed will be hesitant to cut interest rates in the event of faltering economic activity lest inflation accelerate again.
While we favor an overweight position in developed market equities in the long term, we prefer an underweight stance in the near term. Expectations for corporate earnings remain elevated, which seems inconsistent with macroeconomic constraints. Nevertheless, we are overweight on Japanese stocks in the near term as shareholder-friendly policies generate increased investor interest. We also believe that stocks with an AI tilt should benefit from an investment cycle that is set to support revenues and margins. In credit, there are selective opportunities in the near term despite tightening credit and financial conditions. For fixed income investing with a six- to twelve-month horizon, we see the most attractive investments in short-term U.S. Treasuries, U.S. inflation-linked bonds, euro area government bonds and gilts, U.S. mortgage-backed securities, and hard-currency emerging market bonds.
Overall, our view is that investors need to think globally, position themselves to be prepared for a decarbonizing economy, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit
blackrock.com
for further insight about investing in today’s markets.
Sincerely,

Rob Kapito
President, BlackRock Advisors, LLC
Rob Kapito
President, BlackRock Advisors, LLC

Total Returns as of October 31, 2023
	6-Month	12-Month

U.S. large cap equities (S&P 500 ® Index)	1.39%	10.14%

U.S. small cap equities (Russell 2000 ® Index)	(5.29)	(8.56)

International equities (MSCI Europe, Australasia, Far East Index)	(7.88)	14.40

Emerging market equities (MSCI Emerging Markets Index)	(4.78)	10.80

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	2.63	4.77

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(9.70)	(3.25)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(6.13)	0.36

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(4.65)	2.64

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	0.02	6.23

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

T H I S P A G E I S N O T P A R T O F Y O U R F U N D R E P O R T	3

4

The Benefits and Risks of Leveraging	BlackRock Multi-Sector Income Trust (BIT)

The Trust may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, its common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.
In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by the Trust on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of the Trust (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Trust’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.
To illustrate these concepts, assume the Trust’s capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, the Trust’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by the Trust with the proceeds from leverage earn income based on longer-term interest rates. In this case, the Trust’s financing cost of leverage is significantly lower than the income earned on the Trust’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.
However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed the Trust’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Trust had not used leverage. Furthermore, the value of the Trust’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of the Trust’s obligations under its leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Trust’s NAV positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that the Trust’s intended leveraging strategy will be successful.
The use of leverage also generally causes greater changes in the Trust’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of the Trust’s shares than if the Trust were not leveraged. In addition, the Trust may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Trust to incur losses. The use of leverage may limit the Trust’s ability to invest in certain types of securities or use certain types of hedging strategies. The Trust incurs expenses in connection with the use of leverage, all of which are borne by shareholders and may reduce income to the shareholders. Moreover, to the extent the calculation of the Trust’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Trust’s investment adviser will be higher than if the Trust did not use leverage.
The Trust may utilize leverage through reverse repurchase agreements and/or dollar rolls as described in the Notes to Financial Statements, if applicable.
Under the Investment Company Act of 1940, as amended (the “1940 Act”), the Trust is permitted to borrow money (including through the use of TOB Trusts) or issue debt securities up to 33 1/3% of its total managed assets. The Trust may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act.
Derivative Financial Instruments
The Trust may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. Pursuant to Rule 18f-4 under the 1940 Act, among other things, the Trust must either use derivative financial instruments with embedded leverage in a limited manner or comply with an outer limit on fund leverage risk based on value-at-risk. The Trust’s successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation the Trust can realize on an investment and/or may result in lower distributions paid to shareholders. The Trust’s investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Trust Summary as of October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Investment Objective
BlackRock Multi-Sector Income Trust’s (BIT) (the “Trust”)
primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust seeks to achieve its investment objectives by investing, under normal market conditions, at least 80% of its assets in loan and debt instruments and other investments with similar economic characteristics. The Trust may invest directly in such securities or synthetically through the use of derivatives. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.
On June 1, 2023, the Board of Trustees of the Trust approved a change in the fiscal year end of the Trust, effective as of December 31, 2023, from October 31 to December 31.
No assurance can be given that the Trust’s investment objective will be achieved.
Trust Information

Symbol on New York Stock Exchange	BIT
Initial Offering Date	February 27, 2013
Current Distribution Rate on Closing Market Price as of October 31, 2023 ($14.09) (a)	10.54%
Current Monthly Distribution per Common Share (b)	$0.123700
Current Annualized Distribution per Common Share (b)	$1.484400
Leverage as of October 31, 2023 (c)	35%

(a)
Current distribution rate on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. The current distribution rate may consist of income, net realized gains and/or a return of capital. Past performance is not an indication of future results.

(b)	The distribution rate is not constant and is subject to change. A portion of the distribution may be deemed a return of capital or net realized gain.

(c)
Represents reverse repurchase agreements as a percentage of total managed assets, which is the total assets of the Trust (including any assets attributable to any borrowings) minus the sum of its liabilities (other than borrowings representing financial leverage). Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Trust, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	10/31/23	10/31/22	Change	High	Low

Closing Market Price	$14.09	$14.43	(2.36)%	$ 15.24	$ 13.73
Net Asset Value	13.78	14.66	(6.00)	15.36	13.67
GROWTH OF$10,000 INVESTMENT

(a)	Represents the Trust’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.

(b)	A broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market.

6	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trust Summary as of October 31, 2023 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Performance
Returns for the period ended October 31, 2023 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Trust at NAV (a)(b)	4.08%	3.03%	6.12%
Trust at Market Price (a)(b)	8.12	6.54	7.49

Bloomberg U.S. Aggregate Bond Index	0.36	(0.06)	0.88

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Trust’s use of leverage.
(b)	The Trust moved from a discount to NAV to a premium during the period, which accounts for the difference between performance based on market price and performance based on NAV.
Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.
The Trust is presenting the performance of one or more indices for informational purposes only. The Trust is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Trust’s investment strategies, portfolio components or past or future performance.
More information about the Trust’s historical performance can be found in the “Closed End Funds” section of
blackrock.com
.
The following discussion relates to the Trust’s absolute performance based on NAV:
What factors influenced performance?
The largest positive contributor to the Trust’s performance was exposure to high yield corporate bonds. Other contributors included exposure to investment grade corporate bonds, collateralized loan obligations (“CLOs”), bank loans, emerging market debt and commercial mortgage-backed securities (“CMBS”).
On the other hand, exposure to agency mortgage-backed securities (“MBS”) and non-U.S. sovereign debt detracted from performance.
The Trust’s practice of maintaining a specified level of monthly distributions to shareholders did not have a material impact on the Fund’s investment strategy.
During the period, the Trust held derivatives to hedge duration and express views on swap spreads. The use of swaps/swaptions detracted from performance.
Describe recent portfolio activity.
The Trust maintained exposure to a wide range of sectors including agency collateralized mortgage obligations, 30-year pass-through MBS, CLOs, non-agency MBS, emerging market debt, high yield corporate bonds and investment grade corporate bonds. The most notable changes included increased allocations to CLOs and CMBS. The Trust also increased its allocation to non-agency MBS and high yield corporate bonds. The Trust also continued to add duration (and corresponding interest rate sensitivity) on the investment adviser’s view that the Fed is at the end of its rate hiking cycle.
Describe portfolio positioning at period end.
At period end, the Trust maintained diversified allocations across non-government spread sectors, including high yield corporate bonds, non-agency MBS, investment grade corporate bonds, agency MBS, and CLOs.
The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T R U S T S U M M A R Y	7

Trust Summary as of October 31, 2023 (continued)	BlackRock Multi-Sector Income Trust (BIT)

Overview of the Trust’s Total Investments

PORTFOLIO COMPOSITION

Asset Type	Percentage of Total Investments

Corporate Bonds	52.8%
U.S. Government Sponsored Agency Securities	13.3
Non-Agency Mortgage-Backed Securities	12.2
Asset-Backed Securities	12.2
Floating Rate Loan Interests	4.4
Preferred Securities	3.0
Other*	2.1

CREDIT QUALITY ALLOCATION

Credit Rating (a)(b)	Percentage of Total Investments

AAA/Aaa (c)	20.2%
AA/Aa	1.2
A	2.0
BBB/Baa	10.4
BB/Ba	22.9
B	24.7
CCC/Caa	5.3
CC	2.2
C	2.2
N/R (d)	8.9
(a)
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(b)	Excludes short-term securities.
(c)	Includes U.S. Government Sponsored Agency Securities which are deemed AAA/Aaa by the investment adviser.
(d)
The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of October 31, 2023, the market value of unrated securities deemed by the investment adviser to be investment grade represents less than 1.0% of the Trust’s total investments.

*	Includes one or more investment categories that individually represents less than 1.0% of the Trust’s total investments. Please refer to the Schedule of Investments for details.

8	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities
Allegro CLO V Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.21%), 6.61%, 10/16/30 (a)(b)	USD	460	$457,664
ALM Ltd., Series 2020-1A, Class D, (3-mo. CME Term SOFR + 6.26%), 11.66%, 10/15/29 (a)(b)		287	266,980
Anchorage Capital CLO Ltd., Series 2015-7A, Class D1R2, (3-mo. CME Term SOFR + 3.76%), 9.15%, 01/28/31 (a)(b)		250	238,104
Apidos CLO XXVI, Series 2017-26A, Class A1AR, (3-mo. CME Term SOFR + 1.16%), 6.56%, 07/18/29 (a)(b)		372	369,899
Apidos CLO XXVII, Series 2017-27A, Class A1R, (3-mo. CME Term SOFR + 1.19%), 6.59%, 07/17/30 (a)(b)		214	213,016
Ares LXVIII CLO Ltd., Series 2023-68A, Class E, (3-mo. CME Term SOFR + 8.55%), 13.93%, 04/25/35 (a)(b)		380	376,353
Ares XL CLO Ltd., Series 2016-40A, Class A1RR, (3-mo. CME Term SOFR + 1.13%), 6.53%, 01/15/29 (a)(b)		619	614,853
ARES XLVII CLO Ltd., Series 2018-47A, Class A1, (3-mo. CME Term SOFR + 1.18%), 6.58%, 04/15/30 (a)(b)		232	231,338
Argent Securities Trust, Series 2006-W5, Class A1A, (1-mo. Term SOFR + 0.41%), 5.74%, 06/25/36 (a)		4,025	2,506,344
Atrium XIII, Series 13A, Class A2, (3-mo. CME Term SOFR + 1.51%), 6.92%, 11/21/30 (a)(b)		250	244,985
Atrium XV, Series 15A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.67%, 01/23/31 (a)(b)		550	535,712
Bain Capital Credit CLO Ltd., Series 2020-2A, Class DR, (3-mo. CME Term SOFR + 3.56%), 8.96%, 07/19/34 (a)(b)		250	235,058
Ballyrock CLO Ltd. (a)(b)
Series 2020-14A, Class D, (3-mo. CME Term SOFR + 7.26%), 12.68%, 01/20/34		250	240,168
Series 2022-21A, Class D, (3-mo. CME Term SOFR + 8.76%), 14.18%, 10/20/35		500	500,774
Barings CLO Ltd., Series 2021-2A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.81%, 07/15/34 (a)(b)		250	240,799
Bayview Commercial Asset Trust, Series 2007-2A, Class A1, (1-mo. Term SOFR + 0.38%), 5.71%, 07/25/37 (a)(b)		1,285	1,136,810
Bear Stearns Asset-Backed Securities I Trust, Series 2006-HE9, Class 2A, (1-mo. Term SOFR + 0.39%), 5.72%, 11/25/36 (a)		919	886,426
Benefit Street Partners CLO II Ltd., Series 2013-IIA, Class A1R2, (3-mo. CME Term SOFR + 1.13%), 6.53%, 07/15/29 (a)(b)		44	44,284
Benefit Street Partners CLO XX Ltd., Series 2020-20A, Class CR, (3-mo. CME Term SOFR + 2.31%), 7.71%, 07/15/34 (a)(b)		250	243,139
BlueMountain CLO Ltd., Series 2013-2A, Class A1R, (3-mo. CME Term SOFR + 1.44%), 6.85%, 10/22/30 (a)(b)		345	343,902
BlueMountain Fuji U.S. CLO II Ltd., Series 2017-2A, Class A1AR, (3-mo. CME Term SOFR + 1.26%), 6.68%, 10/20/30 (a)(b)		3,099	3,086,359
Carlyle Global Market Strategies CLO Ltd., Series 2015-1A, Class AR3, (3-mo. CME Term SOFR + 1.24%), 6.66%, 07/20/31 (a)(b)		1,580	1,572,190

Security	Par (000)		Value

Asset-Backed Securities (continued)
Carlyle U.S. CLO Ltd. (a)(b)
Series 2018-4A, Class A2, (3-mo. CME Term SOFR + 2.06%), 7.48%, 01/20/31	USD	250	$246,851
Series 2020-2A, Class CR, (3-mo. CME Term SOFR + 3.46%), 8.84%, 01/25/35		250	235,637
Carrington Mortgage Loan Trust (a)
Series 2006-FRE2, Class A2, (1-mo. Term SOFR + 0.23%), 5.56%, 10/25/36		2,816	2,102,452
Series 2006-FRE2, Class A5, (1-mo. Term SOFR + 0.19%), 5.52%, 03/25/35		5,800	4,331,020
CarVal CLO III Ltd., Series 2019-2A, Class E, (3-mo. CME Term SOFR + 6.70%), 12.12%, 07/20/32 (a)(b)		500	456,251
CBAM Ltd., Series 2017-1A, Class A1, (3-mo. CME Term SOFR + 1.51%), 6.93%, 07/20/30 (a)(b)		944	940,444
C-BASS Trust, Series 2006-CB7, Class A4, (1-mo. Term SOFR + 0.43%), 5.76%, 10/25/36 (a)		4,065	2,488,110
Cedar Funding XV CLO Ltd., Series 2022-15A, Class B, (3-mo. CME Term SOFR + 1.80%), 7.22%, 04/20/35 (a)(b)		400	387,134
CIFC Funding IV Ltd., Series 2017-4A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.61%, 10/24/30 (a)(b)		422	420,708
CIFC Funding Ltd. (a)(b)
Series 2013-4A, Class A1RR, (3-mo. CME Term SOFR + 1.32%), 6.71%, 04/27/31		248	247,051
Series 2014-5A, Class A1R2, (3-mo. CME Term SOFR + 1.46%), 6.86%, 10/17/31		550	548,558
Series 2016-1A, Class 1A, (3-mo. CME Term SOFR + 1.96%), 7.30%, 10/21/31		750	736,654
Series 2020-1A, Class DR, (3-mo. CME Term SOFR + 3.36%), 8.76%, 07/15/36		500	481,250
CIFC Funding VII Ltd. (a)(b)
Series 2022-7A, Class D, (3-mo. CME Term SOFR + 5.35%), 10.76%, 10/22/35		250	250,199
Series 2022-7A, Class E, (3-mo. CME Term SOFR + 8.94%), 14.35%, 10/22/35		500	511,744
Citigroup Mortgage Loan Trust, Series 2006-FX1, Class A7, 7.28%, 10/25/36 (c)		331	181,760
Clear Creek CLO, Series 2015-1A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.63%, 10/20/30 (a)(b)		250	242,091
Countrywide Asset-Backed Certificates Trust, Series 2006-26, Class 1A, (1-mo. Term SOFR + 0.25%), 5.58%, 06/25/37 (a)		501	448,053
CWHEQ Revolving Home Equity Loan Trust, Series 2006-I, Class 1A, (1-mo. Term SOFR + 0.25%), 5.59%, 01/15/37 (a)		390	346,623
Deer Creek CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.44%), 6.86%, 10/20/30 (a)(b)		297	296,575
Dryden 106 CLO Ltd., Series 2022-106A, Class E, (3-mo. CME Term SOFR + 8.87%), 14.26%, 10/15/35 (a)(b)		500	500,303
Dryden 37 Senior Loan Fund, Series 2015-37A, Class AR, (3-mo. CME Term SOFR + 1.36%), 6.76%, 01/15/31 (a)(b)		236	235,246
Dryden XXVI Senior Loan Fund, Series 2013-26A, Class AR, (3-mo. CME Term SOFR + 1.16%), 6.56%, 04/15/29 (a)(b)		369	367,880
Elmwood CLO IV Ltd., Series 2020-1A, Class B, (3-mo. CME Term SOFR + 1.96%), 7.36%, 04/15/33 (a)(b)		250	245,626

S C H E D U L E O F I N V E S T M E N T S	9

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Elmwood CLO Ltd. (a)(b)
Series 2022-1A, Class E, (3-mo. CME Term SOFR + 6.35%), 11.77%, 04/20/35	USD	415	$393,700
Series 2023-1A, Class E, (3-mo. CME Term SOFR + 7.65%), 13.05%, 04/17/36		500	492,198
FirstKey Homes Trust, Series 2022-SFR1, Class E1, 5.00%, 05/17/39 (b)		3,800	3,433,397
Flatiron CLO Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.21%), 6.61%, 04/17/31 (a)(b)		1,280	1,278,269
Fremont Home Loan Trust (a)
Series 2006-A, Class 2A3, (1-mo. Term SOFR + 0.43%), 5.76%, 05/25/36		4,096	2,292,708
Series 2006-D, Class 2A3, (1-mo. Term SOFR + 0.26%), 5.59%, 11/25/36		6,187	2,061,591
Galaxy 31 CLO Ltd., Series 2023-31A, Class E, (3-mo. CME Term SOFR + 8.43%), 13.82%, 04/15/36 (a)(b)		300	293,586
Galaxy XXI CLO Ltd., Series 2015-21A, Class ER, (3-mo. CME Term SOFR + 5.51%), 10.93%, 04/20/31 (a)(b)		500	438,125
Galaxy XXVI CLO Ltd., Series 2018-26A, Class A, (3-mo. CME Term SOFR + 1.46%), 6.84%, 11/22/31 (a)(b)		750	748,183
Galaxy XXVIII CLO Ltd., Series 2018-28A, Class A1, (3-mo. CME Term SOFR + 1.36%), 6.76%, 07/15/31 (a)(b)		487	485,140
Generate CLO Ltd. (a)(b)
Series 2A, Class DR, (3-mo. CME Term SOFR + 2.86%), 8.27%, 01/22/31		600	569,556
Series 2A, Class ER, (3-mo. CME Term SOFR + 5.91%), 11.32%, 01/22/31		250	226,681
Gilbert Park CLO Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.45%), 6.85%, 10/15/30 (a)(b)		425	423,700
GoldenTree Loan Management U.S. CLO Ltd. (a)(b)
Series 2017-2A, Class AR, (3-mo. CME Term SOFR + 1.17%), 6.59%, 11/20/30		855	852,120
Series 2018-3A, Class D, (3-mo. CME Term SOFR + 3.11%), 8.53%, 04/20/30		250	241,598
Series 2019-5A, Class BR, (3-mo. CME Term SOFR + 1.81%), 7.23%, 10/20/32		250	246,251
Goldentree Loan Opportunities X Ltd., Series 2015- 10A, Class AR, (3-mo. CME Term SOFR + 1.38%), 6.80%, 07/20/31 (a)(b)		500	499,115
GoldenTree Loan Opportunities X Ltd., Series 2015- 10A, Class DR, (3-mo. CME Term SOFR + 3.31%), 8.73%, 07/20/31 (a)(b)		250	244,752
Home Equity Mortgage Loan Asset-Backed Trust, Series 2006-E, Class 2A3, (1-mo. Term SOFR + 0.28%), 5.61%, 04/25/37 (a)		3,324	2,214,231
HPS Loan Management Ltd., Series 8A-2016, Class ER, (3-mo. CME Term SOFR + 5.76%), 11.18%, 07/20/30 (a)(b)		1,000	873,731
LCM XXIV Ltd., Series 24A, Class AR, (3-mo. CME Term SOFR + 1.24%), 6.66%, 03/20/30 (a)(b)		160	158,887
Long Beach Mortgage Loan Trust, Series 2006-7, Class 2A3, (1-mo. Term SOFR + 0.43%), 5.76%, 08/25/36 (a)		4,956	1,839,033
Madison Park Funding LXIII Ltd., Series 2063, Class E, (3-mo. CME Term SOFR + 8.57%), 13.65%, 04/21/35 (a)(b)		350	350,152
Madison Park Funding XLI Ltd., Series 12A, Class AR, (3-mo. CME Term SOFR + 1.09%), 6.50%, 04/22/27 (a)(b)		110	109,466

Security	Par (000)		Value

Asset-Backed Securities (continued)
Madison Park Funding XLVIII Ltd., Series 2021-48A, Class E, (3-mo. CME Term SOFR + 6.51%), 11.91%, 04/19/33 (a)	USD	500	$486,890
Madison Park Funding XVII Ltd., Series 2015-17A, Class DR, (3-mo. CME Term SOFR + 3.86%), 9.27%, 07/21/30 (a)(b)		500	489,412
Madison Park Funding XVIII Ltd., Series 2015-18A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.62%, 10/21/30 (a)(b)		250	240,354
Madison Park Funding XXIX Ltd. (a)(b)
Series 2018-29A, Class D, (3-mo. CME Term SOFR + 3.26%), 8.66%, 10/18/30		565	548,192
Series 2018-29A, Class E, (3-mo. CME Term SOFR + 5.96%), 11.36%, 10/18/30		500	466,677
Madison Park Funding XXV Ltd., Series 2017-25A, Class A1R, (3-mo. CME Term SOFR + 1.23%), 6.61%, 04/25/29 (a)(b)		957	954,907
Madison Park Funding XXVI Ltd., Series 2007-4A, Class DR, (3-mo. LIBOR US + 3.00%), 8.65%, 07/29/30 (a)(b)		250	239,575
Madison Park Funding XXX Ltd., Series 2018-30A, Class A, (3-mo. CME Term SOFR + 1.01%), 6.41%, 04/15/29 (a)(b)		233	231,014
Madison Park Funding XXXVII Ltd., Series 2019-37A, Class BR, (3-mo. CME Term SOFR + 1.91%), 7.31%, 07/15/33 (a)(b)		800	788,347
Mastr Asset-Backed Securities Trust, Series 2006- HE2, Class A3, (1-mo. Term SOFR + 0.41%), 5.74%, 06/25/36 (a)		6,995	2,451,450
Neuberger Berman CLO XV, Series 2013-15A, Class A1R2, (3-mo. CME Term SOFR + 1.18%), 6.58%, 10/15/29 (a)(b)		474	471,737
Neuberger Berman CLO XX Ltd., Series 2015-20A, Class ERR, (3-mo. CME Term SOFR + 6.76%), 12.16%, 07/15/34 (a)(b)		710	673,251
Neuberger Berman Loan Advisers CLO Ltd. (a)(b)
Series 2017-25A, Class AR, (3-mo. CME Term SOFR + 1.19%), 6.59%, 10/18/29		1,349	1,344,617
Series 2017-26A, Class AR, (3-mo. CME Term SOFR + 1.18%), 6.58%, 10/18/30		240	239,439
Series 2020-37A, Class CR, (3-mo. CME Term SOFR + 2.06%), 7.48%, 07/20/31		400	390,239
Series 2021- 46A, Class B, (3-mo. CME Term SOFR + 1.91%), 7.33%, 01/20/36		250	245,952
Neuberger Berman Loan Advisers NBLA CLO Ltd. (a)(b)
Series 2022-52A, Class D, (3-mo. CME Term SOFR + 5.75%), 11.15%, 10/24/35		550	556,576
Series 2022-52A, Class E, (3-mo. CME Term SOFR + 8.81%), 14.21%, 10/24/35		250	252,848
OCP CLO Ltd. (a)(b)
Series 2015-9A, Class A1R2, (3-mo. CME Term SOFR + 1.25%), 6.64%, 01/15/33		550	542,872
Series 2017-13A, Class A1AR, (3-mo. CME Term SOFR + 1.22%), 6.62%, 07/15/30		573	569,336
Series 2017-14A, Class A2, (3-mo. CME Term SOFR + 1.76%), 7.14%, 11/20/30		400	392,334
Series 2019-17A, Class A1R, (3-mo. CME Term SOFR + 1.30%), 6.72%, 07/20/32		500	496,627
Octagon Investment Partners Ltd. (a)(b)
Series 2017-1A, Class A1R, (3-mo. CME Term SOFR + 1.21%), 6.61%, 07/15/29		204	203,582
Series 2017-1A, Class E, (3-mo. CME Term SOFR + 6.56%), 11.98%, 07/20/30		500	446,451

10	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Octagon Investment Partners XIV Ltd., Series 2012- 1A, Class AARR, (3-mo. CME Term SOFR + 1.21%), 6.61%, 07/15/29 (a)(b)	USD	305	$303,190
Octagon Investment Partners XV Ltd., Series 2013- 1A, Class A1RR, (3-mo. CME Term SOFR + 1.23%), 6.63%, 07/19/30 (a)(b)		2,422	2,412,490
Octagon Investment Partners XVII Ltd., Series 2013- 1A, Class BR2, (3-mo. CME Term SOFR + 1.66%), 7.04%, 01/25/31 (a)(b)		250	244,788
Octagon Investment Partners XXI Ltd., Series 2014- 1A, Class AAR3, (3-mo. CME Term SOFR + 1.26%), 6.63%, 02/14/31 (a)(b)		500	497,110
Octagon Investment Partners XXII Ltd., Series 2014- 1A, Class DRR, (3-mo. CME Term SOFR + 3.01%), 8.42%, 01/22/30 (a)(b)		500	483,521
OHA Credit Partners XI Ltd., Series 2015-11A, Class DR, (3-mo. CME Term SOFR + 3.21%), 8.63%, 01/20/32 (a)(b)		250	242,498
OZLM VII Ltd., Series 2014-7RA, Class A1R, (3-mo. CME Term SOFR + 1.27%), 6.67%, 07/17/29 (a)(b)		314	312,226
OZLM VIII Ltd., Series 2014-8A, Class A1R3, (3-mo. CME Term SOFR + 1.24%), 6.64%, 10/17/29 (a)(b)		556	553,676
OZLM XXI Ltd., Series 2017-21A, Class D, (3-mo. CME Term SOFR + 5.80%), 11.22%, 01/20/31 (a)(b)		250	214,929
Palmer Square CLO Ltd., Series 2014-1A, Class A1R2, (3-mo. CME Term SOFR + 1.39%), 6.79%, 01/17/31 (a)(b)		487	485,738
Palmer Square Loan Funding Ltd. (a)(b)
Series 2021-1A, Class A1, (3-mo. CME Term SOFR + 1.16%), 6.58%, 04/20/29		168	167,914
Series 2021-3A, Class A1, (3-mo. CME Term SOFR + 1.06%), 6.48%, 07/20/29		804	800,809
Series 2022-1A, Class A1, (3-mo. CME Term SOFR + 1.05%), 6.44%, 04/15/30		189	187,260
Rad CLO Ltd. (a)(b)
Series 2018-1A, Class AR, (3-mo. CME Term SOFR + 1.24%), 6.64%, 07/15/31		643	640,655
Series 2019-6A, Class E, (3-mo. CME Term SOFR + 7.79%), 13.21%, 01/20/33		500	487,531
Series 2022-17A, Class E, (3-mo. CME Term SOFR + 8.30%), 13.72%, 10/20/35		250	247,095
Regatta IX Funding Ltd., Series 2022-1A, Class D, (3-mo. CME Term SOFR + 4.16%), 9.56%, 04/17/30 (a)(b)		250	246,838
Regatta VIII Funding Ltd., Series 2017-1A, Class A, (3-mo. CME Term SOFR + 1.51%), 6.91%, 10/17/30 (a)(b)		349	347,952
Regatta XI Funding Ltd., Series 2018-1A, Class A, (3-mo. CME Term SOFR + 1.33%), 6.73%, 07/17/31 (a)(b)		239	238,423
Regatta XVIII Funding Ltd., Series 2021-1A, Class B, (3-mo. CME Term SOFR + 1.71%), 7.11%, 01/15/34 (a)(b)		850	828,076
Regatta XXV Funding Ltd., Series 2025, Class E, (3-mo. CME Term SOFR + 8.41%), 13.66%, 07/15/36 (a)		500	500,376
Regional Management Issuance Trust, Series 2021-3, Class A, 3.88%, 10/17/33 (d)		1,110	965,700
Renaissance Home Equity Loan Trust, Series 2007-3, Class AF2, 7.00%, 09/25/37 (c)		3,519	1,433,363

Security	Par (000)			Value

Asset-Backed Securities (continued)
Rockford Tower CLO Ltd., Series 2017-2A, Class DR, (3-mo. CME Term SOFR + 3.11%), 8.51%, 10/15/29 (a)(b)	USD	500		$487,135
RRX Ltd., Series 2020-1A, Class E, (3-mo. CME Term SOFR + 6.71%), 12.11%, 04/15/33 (a)(b)		500		461,586
Saxon Asset Securities Trust, Series 2007-3, Class 2A3, (1-mo. Term SOFR + 0.51%), 5.84%, 09/25/47 (a)		3,482		3,103,821
Scholar Funding Trust, Series 2013-A, Class R, 0.00%, 01/30/45 (d)		—	(e)	695,292
Signal Peak CLO Ltd., Series 2017-4A, Class XR, (3-mo. CME Term SOFR + 1.21%), 6.59%, 10/26/34 (a)(b)		1,100		1,099,837
Sixth Street CLO XVI Ltd., Series 2020-16A, Class E, (3-mo. CME Term SOFR + 7.58%), 13.00%, 10/20/32 (a)(b)		240		236,394
Southwick Park CLO LLC, Series 2019-4A, Class A1R, (3-mo. CME Term SOFR + 1.32%), 6.74%, 07/20/32 (a)(b)		250		247,948
Stratus Static CLO Ltd., Series 2022-3A, Class D, (3-mo. CME Term SOFR + 5.29%), 10.71%, 10/20/31 (a)(b)		500		499,821
Symphony CLO XV Ltd., Series 2014-15A, Class AR3, (3-mo. CME Term SOFR + 1.34%), 6.74%, 01/17/32 (a)(b)		500		494,410
Symphony CLO XXXII Ltd., Series 2022-32A, Class B, (3-mo. CME Term SOFR + 1.85%), 7.26%, 04/23/35 (a)(b)		600		582,455
TCI-Flatiron CLO Ltd., Series 2016-1A, Class AR3, (3-mo. CME Term SOFR + 1.10%), 6.50%, 01/17/32 (a)(b)		1,178		1,172,771
TCI-Symphony CLO Ltd., Series 2017-1A, Class AR, (3-mo. CME Term SOFR + 1.19%), 6.59%, 07/15/30 (a)(b)		2,206		2,194,577
TICP CLO IX Ltd., Series 2017-9A, Class D, (3-mo. CME Term SOFR + 3.16%), 8.58%, 01/20/31 (a)(b)		250		244,749
TICP CLO VIII Ltd., Series 2017-8A, Class A2R, (3-mo. CME Term SOFR + 1.96%), 7.38%, 10/20/34 (a)(b)		250		244,376
Trestles CLO IV Ltd., Series 2021-4A, Class B1, (3-mo. CME Term SOFR + 1.96%), 7.37%, 07/21/34 (a)(b)		1,000		981,600
Trestles CLO Ltd., Series 2017-1A, Class CR, (3-mo. CME Term SOFR + 3.16%), 8.54%, 04/25/32 (a)(b)		250		238,081
Trimaran CAVU Ltd. (a)
Series 2021-1A, Class E, (3-mo. CME Term SOFR + 6.76%), 12.17%, 04/23/32 (b)		375		349,337
Series 2022-1, Class E, (3-mo. CME Term SOFR + 9.08%), 14.49%, 10/22/35		500		489,345
Series 2022-2A, Class D, (3-mo. CME Term SOFR + 6.12%), 11.54%, 01/20/36 (b)		1,100		1,101,586
Series 2022-2A, Class E, (3-mo. CME Term SOFR + 8.81%), 14.23%, 01/20/36 (b)		500		487,976
Series 2023-1, Class E, (3-mo. CME Term SOFR + 8.94%), 14.32%, 07/20/36		500		472,507
Unique Pub Finance Co. PLC, Series N, 6.46%, 03/30/32 (f)	GBP	31		36,275
Voya CLO Ltd. (a)
Series 2021-1A, Class D, (3-mo. CME Term SOFR + 3.41%), 8.81%, 07/15/34 (b)	USD	250		239,535

S C H E D U L E O F I N V E S T M E N T S	11

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Asset-Backed Securities (continued)
Voya CLO Ltd. (a) (continued)
Series 2022-4, Class E, (3-mo. CME Term SOFR + 7.50%), 12.92%, 10/20/33	USD	350	$346,227
Voya Ltd., Series 2012-4A, Class A1R3, (3-mo. CME Term SOFR + 1.26%), 6.66%, 10/15/30 (a)(b)		405	404,242
WaMu Asset-Backed Certificates Trust, Series 2007- HE3, Class 2A3, (1-mo. Term SOFR + 0.35%), 5.68%, 05/25/37 (a)		5,625	4,645,976
Whetstone Park CLO Ltd., Series 2021-1A, Class B1, (3-mo. CME Term SOFR + 1.86%), 7.28%, 01/20/35 (a)(b)		275	268,887

Total Asset-Backed Securities — 19.4% (Cost: $107,320,819)			100,991,130

	Shares

Common Stocks

Aerospace & Defense — 0.4%
RTX Corp.		25,650	2,087,654

Building Products — 0.2%
Carrier Global Corp.		25,650	1,222,734

Machinery — 0.2%
Otis Worldwide Corp.		12,825	990,218

Total Common Stocks — 0.8% (Cost: $2,968,389)			4,300,606

	Par (000)

Corporate Bonds

Aerospace & Defense — 3.9%
Amsted Industries, Inc., 5.63%, 07/01/27 (b)	USD	185	170,234
Bombardier, Inc. (b)
7.50%, 03/15/25		22	21,976
7.13%, 06/15/26 (g)		1,318	1,268,161
7.88%, 04/15/27 (g)		781	751,301
6.00%, 02/15/28 (g)		683	604,372
7.50%, 02/01/29 (g)		970	898,474
7.45%, 05/01/34		286	320,320
Embraer Netherlands Finance BV, 7.00%, 07/28/30 (b)		734	713,999
F-Brasile SpA/F-Brasile U.S. LLC, Series XR, 7.38%, 08/15/26 (b)(g)		864	802,661
Lockheed Martin Corp., 4.09%, 09/15/52 (g)		451	332,597
Northrop Grumman Corp., 3.85%, 04/15/45 (g)		680	481,951
Rolls-Royce PLC, 5.75%, 10/15/27 (b)		1,545	1,464,003
RTX Corp., 3.75%, 11/01/46 (g)		700	463,522
Spirit AeroSystems, Inc. (b)
7.50%, 04/15/25		40	39,901
9.38%, 11/30/29 (g)		621	637,724
TransDigm, Inc.
6.25%, 03/15/26 (b)(g)		6,944	6,780,536
7.50%, 03/15/27		134	133,836
6.75%, 08/15/28 (b)		2,979	2,892,559
6.88%, 12/15/30		251	242,356
Triumph Group, Inc., 9.00%, 03/15/28 (b)(g)		1,159	1,125,665

			20,146,148

Security	Par (000)		Value

Air Freight & Logistics — 0.0%
XPO Escrow Sub LLC, 7.50%, 11/15/27 (b)	USD	109	$108,971

Automobile Components — 1.4%
Aptiv PLC, 4.40%, 10/01/46 (g)		280	189,839
Clarios Global LP, 6.75%, 05/15/25 (b)		140	138,889
Clarios Global LP/Clarios U.S. Finance Co.
4.38%, 05/15/26 (f)	EUR	423	427,995
6.25%, 05/15/26 (b)(g)	USD	1,265	1,236,647
8.50%, 05/15/27 (b)(g)		3,576	3,520,840
6.75%, 05/15/28 (b)(g)		1,068	1,041,150
Dana Financing Luxembourg SARL, 8.50%, 07/15/31 (f)	EUR	100	107,926
Dealer Tire LLC/DT Issuer LLC, 8.00%, 02/01/28 (b)	USD	231	216,670
Forvia SE, 3.75%, 06/15/28 (f)	EUR	100	96,207
Goodyear Tire & Rubber Co.
5.00%, 07/15/29 (g)	USD	132	113,523
5.63%, 04/30/33		137	109,860
IHO Verwaltungs GmbH, (4.63% PIK), 3.88%, 05/15/27 (f)(h)	EUR	100	95,120
ZF Europe Finance BV, 6.13%, 03/13/29 (f)		100	104,884
ZF Finance GmbH, 2.00%, 05/06/27 (f)		100	92,848

			7,492,398

Automobiles — 1.6%
Arko Corp., 5.13%, 11/15/29 (b)(g)	USD	232	188,106
Asbury Automotive Group, Inc.
4.50%, 03/01/28		22	19,493
5.00%, 02/15/32 (b)		168	136,258
Ford Motor Co. (g)
3.25%, 02/12/32		598	451,340
6.10%, 08/19/32		600	554,969
Ford Motor Credit Co. LLC
2.75%, 06/14/24	GBP	105	124,432
4.39%, 01/08/26	USD	1,250	1,184,878
6.86%, 06/05/26	GBP	108	130,670
6.80%, 05/12/28 (g)	USD	263	262,248
5.11%, 05/03/29 (g)		214	194,774
7.35%, 03/06/30		600	602,563
7.20%, 06/10/30 (g)		1,269	1,268,137
3.63%, 06/17/31		417	329,430
General Motors Co., 6.25%, 10/02/43 (g)		2,194	1,885,639
LCM Investments Holdings II LLC, 8.25%, 08/01/31 (b)		328	312,052
MajorDrive Holdings IV LLC, 6.38%, 06/01/29 (b)		228	176,700
RCI Banque SA, (5-year EUR Swap + 2.85%), 2.63%, 02/18/30 (a)(f)	EUR	100	99,140
TML Holdings Pte Ltd., 4.35%, 06/09/26 (f)(g)	USD	200	180,688
Wabash National Corp., 4.50%, 10/15/28 (b)(g)		281	232,528

			8,334,045

Banks — 0.9%
Banco Bilbao Vizcaya Argentaria SA, (5-year USD Swap + 3.87%), 6.13% (a)(i)		2,000	1,588,214
Banco BPM SpA (a)
(3-mo. EURIBOR + 2.80%), 6.00%, 06/14/28	EUR	150	156,840
(5-year EUR Swap + 3.17%), 2.88%, 06/29/31 (f)		100	93,134
Banco de Sabadell SA, (1-year EUR Swap + 2.40%), 5.25%, 02/07/29 (a)(f)		100	104,573
Bangkok Bank PCL
5.50%, 09/21/33	USD	271	252,908
(5-year CMT + 4.73%), 5.00% (a)		505	470,897
Chong Hing Bank Ltd., (5-year CMT + 3.86%), 5.70% (a)(f)(i)		250	242,623

12	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Banks (continued)
Commerzbank AG, (5-year EUR Swap + 6.36%), 6.13% (a)(f)(i)	EUR	200	$194,690
Credit Suisse AG, 5.00%, 07/09/27 (g)	USD	900	858,797
Intesa Sanpaolo SpA, 5.71%, 01/15/26 (b)(g)		200	189,738
Standard Chartered PLC, (5-year USD ICE Swap + 1.97%), 4.87%, 03/15/33 (a)(b)(g)		500	440,920

			4,593,334

Beverages — 2.2%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc., 4.90%, 02/01/46 (g)		2,160	1,798,797
ARD Finance SA, (6.50% Cash or 7.25% PIK), 6.50%, 06/30/27 (b)(g)(h)		800	465,743
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC (b)
6.00%, 06/15/27 (g)		736	695,534
3.25%, 09/01/28		200	162,885
4.00%, 09/01/29 (g)		2,668	2,001,185
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
5.25%, 04/30/25 (b)		200	192,674
2.13%, 08/15/26 (f)	EUR	243	221,586
4.13%, 08/15/26 (b)	USD	400	353,000
5.25%, 08/15/27 (b)		255	185,354
Ball Corp., 6.00%, 06/15/29 (g)		249	238,749
Canpack SA/Canpack U.S. LLC, 3.13%, 11/01/25 (b)(g)		211	193,065
Mauser Packaging Solutions Holding Co. (b)
7.88%, 08/15/26 (g)		4,174	3,909,447
9.25%, 04/15/27		80	66,625
Trivium Packaging Finance BV (b)
5.50%, 08/15/26		800	725,187
8.50%, 08/15/27 (g)		200	166,882

			11,376,713

Biotechnology — 0.2%
Amgen, Inc., 2.80%, 08/15/41 (g)		250	154,642
Cidron Aida Finco SARL, 5.00%, 04/01/28 (f)	EUR	100	94,700
Gilead Sciences, Inc., 4.75%, 03/01/46 (g)	USD	700	565,803

			815,145

Broadline Retail — 0.0%
NMG Holding Co., Inc./Neiman Marcus Group LLC, 7.13%, 04/01/26 (b)		155	144,989

Building Materials — 1.2%
Camelot Return Merger Sub, Inc., 8.75%, 08/01/28 (b)		269	251,173
Emerald Debt Merger Sub LLC
6.38%, 12/15/30 (b)	EUR	205	213,349
6.38%, 12/15/30 (f)		100	104,073
6.63%, 12/15/30 (b)(g)	USD	3,409	3,242,811
Jeld-Wen, Inc., 4.63%, 12/15/25 (b)		293	276,519
Masonite International Corp., 5.38%, 02/01/28 (b)(g)		161	148,267
New Enterprise Stone & Lime Co., Inc. (b)
5.25%, 07/15/28		103	90,897
9.75%, 07/15/28		48	47,880
Smyrna Ready Mix Concrete LLC, 6.00%,
11/01/28 (b)(g)		692	639,814
Standard Industries, Inc.
2.25%, 11/21/26 (f)	EUR	131	121,284
5.00%, 02/15/27 (b)	USD	94	86,882
4.75%, 01/15/28 (b)		115	102,913

Security	Par (000)		Value

Building Materials (continued)
Standard Industries, Inc. (continued)
4.38%, 07/15/30 (b)(g)	USD	1,068	$872,580
3.38%, 01/15/31 (b)		48	36,322
Summit Materials LLC/Summit Materials Finance Corp., 5.25%, 01/15/29 (b)		40	36,219

			6,270,983

Building Products — 0.9%
Advanced Drainage Systems, Inc. (b)
5.00%, 09/30/27		373	347,822
6.38%, 06/15/30 (g)		522	492,856
Beacon Roofing Supply, Inc. (b)
4.13%, 05/15/29		159	133,480
6.50%, 08/01/30 (g)		334	318,919
Foundation Building Materials, Inc., 6.00%, 03/01/29 (b)		104	85,789
GYP Holdings III Corp., 4.63%, 05/01/29 (b)		472	387,040
HT Troplast GmbH, 9.38%, 07/15/28	EUR	100	102,630
Lowe’s Cos., Inc., 4.65%, 04/15/42 (g)	USD	400	316,130
Specialty Building Products Holdings LLC/SBP Finance Corp., 6.38%, 09/30/26 (b)		111	103,267
SRS Distribution, Inc. (b)
4.63%, 07/01/28		968	844,429
6.13%, 07/01/29 (g)		718	601,325
6.00%, 12/01/29 (g)		1,120	932,400
White Cap Parent LLC, (8.25% Cash or 9.00% PIK), 8.25%, 03/15/26 (b)(g)(h)		309	289,978

			4,956,065

Capital Markets — 1.3%
Ares Capital Corp., 7.00%, 01/15/27		185	184,322
Aretec Escrow Issuer 2, Inc., 10.00%, 08/15/30 (b)(j)		130	131,462
Blackstone Private Credit Fund
7.05%, 09/29/25		103	102,607
3.25%, 03/15/27		97	83,672
Blue Owl Capital Corp.
3.75%, 07/22/25 (g)		238	222,400
3.40%, 07/15/26		83	74,058
Blue Owl Credit Income Corp.
3.13%, 09/23/26		56	49,144
7.75%, 09/16/27 (g)		395	388,933
Compass Group Diversified Holdings LLC, 5.25%, 04/15/29 (b)(g)		273	233,126
Icahn Enterprises LP/Icahn Enterprises Finance Corp. (g)
6.25%, 05/15/26		604	552,099
5.25%, 05/15/27		1,043	893,069
4.38%, 02/01/29		435	334,962
NFP Corp.
4.88%, 08/15/28 (b)		912	798,518
6.88%, 08/15/28 (b)(g)		2,117	1,807,727
7.50%, 10/01/30 (b)(g)		136	128,761
8.50%, 10/01/31		248	243,845
Northern Trust Corp., 6.13%, 11/02/32 (g)		169	162,904
Raymond James Financial, Inc., 4.95%, 07/15/46 (g)		400	316,533

			6,708,142

Chemicals — 2.1%
Avient Corp., 7.13%, 08/01/30 (b)		141	135,655
Axalta Coating Systems LLC, 3.38%, 02/15/29 (b)(g)		245	201,382

S C H E D U L E O F I N V E S T M E N T S	13

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Chemicals (continued)
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV, 4.75%, 06/15/27 (b)	USD	600	$552,564
Braskem Idesa SAPI, 6.99%, 02/20/32 (b)		305	177,952
Braskem Netherlands Finance BV, 8.50%, 01/12/31 (b)		203	190,049
Celanese U.S. Holdings LLC
6.35%, 11/15/28		196	191,360
6.55%, 11/15/30		188	180,828
6.70%, 11/15/33		266	252,645
Chemours Co. (b)
5.75%, 11/15/28		59	49,899
4.63%, 11/15/29		227	175,330
Element Solutions, Inc., 3.88%, 09/01/28 (b)(g)		2,001	1,702,558
HB Fuller Co., 4.25%, 10/15/28		141	122,151
Herens Holdco SARL, 4.75%, 05/15/28 (b)		671	519,738
Illuminate Buyer LLC/Illuminate Holdings IV, Inc., 9.00%, 07/01/28 (b)(g)		423	395,209
INEOS Quattro Finance 2 PLC, 2.50%, 01/15/26 (f)	EUR	100	98,403
Kobe U.S. Midco 2, Inc., (9.25% Cash or 10.00% PIK), 9.25%, 11/01/26 (b)(h)	USD	332	240,700
Kronos International, Inc., 3.75%, 09/15/25 (f)	EUR	100	95,237
LSF11 A5 HoldCo LLC, 6.63%, 10/15/29 (b)	USD	170	137,914
Minerals Technologies, Inc., 5.00%, 07/01/28 (b)		218	190,593
Olympus Water U.S. Holding Corp.
9.63%, 11/15/28 (f)	EUR	100	104,910
9.75%, 11/15/28 (b)	USD	1,098	1,072,418
SCIL IV LLC/SCIL USA Holdings LLC, 5.38%, 11/01/26 (b)(g)		305	270,543
Sherwin-Williams Co., 4.50%, 06/01/47 (g)		310	233,827
SK Invictus Intermediate II SARL, 5.00%, 10/30/29 (b)		586	442,479
WESCO Distribution, Inc. (b)
7.13%, 06/15/25		830	829,518
7.25%, 06/15/28 (g)		573	569,362
WR Grace Holdings LLC (b)
4.88%, 06/15/27		177	159,009
5.63%, 08/15/29 (g)		1,429	1,107,475
7.38%, 03/01/31		445	412,190

			10,811,898

Commercial Services & Supplies — 1.8%
ADT Security Corp. (b)
4.13%, 08/01/29		35	30,018
4.88%, 07/15/32		90	75,286
Albion Financing 1 SARL/Aggreko Holdings, Inc., 6.13%, 10/15/26 (b)		222	205,350
APX Group, Inc., 5.75%, 07/15/29 (b)(g)		342	284,326
Ashtead Capital, Inc., 5.95%, 10/15/33 (b)(g)		280	255,462
Fortress Transportation and Infrastructure Investors LLC (b)
6.50%, 10/01/25		764	756,448
9.75%, 08/01/27		487	501,001
5.50%, 05/01/28 (g)		854	776,553
Garda World Security Corp., 9.50%, 11/01/27 (b)		88	79,965
Herc Holdings, Inc., 5.50%, 07/15/27 (b)(g)		838	787,704
Hertz Corp. (b)
4.63%, 12/01/26		161	134,857
5.00%, 12/01/29 (g)		130	93,328
Inter Media and Communication SpA, 6.75%, 02/09/27 (f)	EUR	100	99,250
Metis Merger Sub LLC, 6.50%, 05/15/29 (b)(g)	USD	158	129,109
NESCO Holdings II, Inc., 5.50%, 04/15/29 (b)		305	261,538
Prime Security Services Borrower LLC/Prime Finance, Inc. (b)
5.25%, 04/15/24		142	141,101

Security	Par (000)		Value

Commercial Services & Supplies (continued)
Prime Security Services Borrower LLC/Prime Finance, Inc .(b) (continued)
5.75%, 04/15/26	USD	788	$764,445
6.25%, 01/15/28 (g)		268	248,517
Sotheby’s/Bidfair Holdings, Inc., 5.88%, 06/01/29 (b)(g)		690	550,199
United Rentals North America, Inc.
5.50%, 05/15/27		173	167,132
6.00%, 12/15/29 (b)(g)		2,299	2,212,057
Verisure Holding AB (f)
3.25%, 02/15/27	EUR	100	95,494
9.25%, 10/15/27		100	112,372
Williams Scotsman, Inc., 7.38%, 10/01/31	USD	412	405,252

			9,166,764

Communications Equipment — 0.4%
CommScope Technologies LLC, 6.00%, 06/15/25 (b)(g)		525	315,000
CommScope, Inc. (b)(g)
6.00%, 03/01/26		486	408,230
4.75%, 09/01/29		257	175,403
Viasat, Inc.
5.63%, 09/15/25 (b)		904	839,807
5.63%, 04/15/27 (b)		228	199,049
7.50%, 05/30/31		68	44,509

			1,981,998

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 10.38%, 08/01/30 (g)		1,796	1,782,530

Construction Materials (b) — 0.1%
BCPE Empire Holdings, Inc., 7.63%, 05/01/27		425	389,827
Resideo Funding, Inc., 4.00%, 09/01/29		77	61,792
Ritchie Bros Holdings, Inc., 6.75%, 03/15/28		102	99,958

			551,577

Consumer Discretionary — 1.2%
APi Group DE, Inc. (b)
4.13%, 07/15/29		168	137,018
4.75%, 10/15/29		128	109,470
Legends Hospitality Holding Co. LLC/Legends Hospitality Co.-Issuer, Inc., 5.00%, 02/01/26 (b)		114	108,721
Life Time, Inc. (b)(g)
5.75%, 01/15/26		435	421,249
8.00%, 04/15/26		336	327,600
Lindblad Expeditions LLC, 6.75%, 02/15/27 (b)		389	354,507
NCL Corp. Ltd. (b)
5.88%, 03/15/26 (g)		429	385,027
8.38%, 02/01/28		173	171,386
8.13%, 01/15/29		159	155,342
7.75%, 02/15/29		54	47,131
NCL Finance Ltd., 6.13%, 03/15/28 (b)(g)		333	278,467
Neptune Bidco U.S., Inc., 9.29%, 04/15/29 (b)		108	95,315
Royal Caribbean Cruises Ltd. (b)
11.50%, 06/01/25		56	59,183
4.25%, 07/01/26		92	84,603
5.50%, 08/31/26		176	166,088
5.38%, 07/15/27 (g)		173	159,433
11.63%, 08/15/27		229	248,365
5.50%, 04/01/28		152	138,601
8.25%, 01/15/29		251	257,903
9.25%, 01/15/29 (g)		491	512,525
7.25%, 01/15/30		399	393,603
Techem Verwaltungsgesellschaft 675 mbH, 2.00%, 07/15/25 (f)	EUR	100	101,695
Viking Cruises Ltd. (b)
5.88%, 09/15/27 (g)	USD	308	277,477

14	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Consumer Discretionary (continued)
Viking Cruises Ltd. (b) (continued)
7.00%, 02/15/29	USD	66	$59,730
9.13%, 07/15/31		854	839,055
Viking Ocean Cruises Ship VII Ltd., 5.63%, 02/15/29 (b)		206	182,568

			6,072,062

Consumer Finance — 1.9%
Block, Inc.
2.75%, 06/01/26		845	758,270
3.50%, 06/01/31 (g)		2,062	1,591,358
Capital One Financial Corp., (1-day SOFR + 2.86%), 6.38%, 06/08/34 (a)(g)		130	118,551
GTCR W-2 Merger Sub LLC, 7.50%, 01/15/31 (b)		2,105	2,078,372
Iron Mountain U.K. PLC, 3.88%, 11/15/25 (f)	GBP	100	114,371
Navient Corp.
6.13%, 03/25/24	USD	105	104,472
5.88%, 10/25/24		76	74,210
5.50%, 03/15/29		268	217,080
9.38%, 07/25/30		195	183,730
OneMain Finance Corp.
6.88%, 03/15/25 (g)		362	357,147
7.13%, 03/15/26 (g)		422	409,845
3.50%, 01/15/27		389	328,705
6.63%, 01/15/28		285	259,281
9.00%, 01/15/29		37	36,007
5.38%, 11/15/29 (g)		131	107,713
4.00%, 09/15/30		267	195,311
Shift4 Payments LLC/Shift4 Payments Finance Sub, Inc., 4.63%, 11/01/26 (b)(g)		819	756,551
Shift4 Payments, Inc., 0.00%, 12/15/25 (k)(l)		219	196,005
Verscend Escrow Corp., 9.75%, 08/15/26 (b)(g)		2,007	1,992,220

			9,879,199

Consumer Staples Distribution & Retail — 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC (b)
3.25%, 03/15/26		79	72,972
7.50%, 03/15/26		127	129,019
4.63%, 01/15/27		1,035	970,014
5.88%, 02/15/28 (g)		377	361,128
6.50%, 02/15/28		199	195,377
3.50%, 03/15/29		309	263,454
4.88%, 02/15/30 (g)		320	285,701
Bellis Acquisition Co. PLC (f)
3.25%, 02/16/26	GBP	100	105,249
4.50%, 02/16/26		100	107,700
BRF GmbH, 4.35%, 09/29/26 (f)	USD	200	183,000
Darling Ingredients, Inc., 6.00%, 06/15/30 (b)		557	522,577
Lamb Weston Holdings, Inc. (b)(g)
4.13%, 01/31/30		368	312,183
4.38%, 01/31/32		428	354,113
Performance Food Group, Inc., 4.25%, 08/01/29 (b)(g)		376	317,260
Post Holdings, Inc. (b)
5.75%, 03/01/27		42	40,039
4.63%, 04/15/30 (g)		397	332,443
4.50%, 09/15/31		17	13,755
Premier Foods Finance PLC, 3.50%, 10/15/26 (f)	GBP	100	110,201
U.S. Foods, Inc.
6.88%, 09/15/28	USD	254	248,250
4.75%, 02/15/29 (b)		427	376,681

Security	Par (000)		Value

Consumer Staples Distribution & Retail (continued)
U.S. Foods, Inc. (continued)
4.63%, 06/01/30 (b)	USD	51	$43,549
7.25%, 01/15/32 (b)(g)		306	300,381
United Natural Foods, Inc., 6.75%, 10/15/28 (b)		44	34,623

			5,679,669

Containers & Packaging — 0.6%
Clydesdale Acquisition Holdings, Inc. (b)(g)
6.63%, 04/15/29		937	851,168
8.75%, 04/15/30		489	389,772
Crown Americas LLC/Crown Americas Capital Corp. V, 4.25%, 09/30/26		74	69,960
Crown Americas LLC/Crown Americas Capital Corp. VI, 4.75%, 02/01/26 (g)		258	248,097
Graphic Packaging International LLC, 2.63%, 02/01/29 (f)	EUR	195	176,431
Kleopatra Finco SARL, 4.25%, 03/01/26 (f)		100	87,343
LABL, Inc. (b)
5.88%, 11/01/28 (g)	USD	280	236,949
9.50%, 11/01/28		567	547,985
OI European Group BV, 6.25%, 05/15/28	EUR	150	156,752
Owens-Brockway Glass Container, Inc. (b)
6.63%, 05/13/27	USD	51	48,450
7.25%, 05/15/31 (g)		221	202,215
Sealed Air Corp. (b)
5.13%, 12/01/24		54	52,918
5.00%, 04/15/29		77	68,286
Sealed Air Corp./Sealed Air Corp. U.S., 6.13%, 02/01/28 (b)(g)		227	216,063

			3,352,389

Diversified Consumer Services — 2.3%
Allied Universal Holdco LLC/Allied Universal Finance Corp. (b)(g)
6.63%, 07/15/26		2,652	2,483,597
9.75%, 07/15/27		909	789,581
6.00%, 06/01/29		1,655	1,195,737
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL, 4.63%, 06/01/28 (b)		2,246	1,832,708
Clarivate Science Holdings Corp. (b)(g)
3.88%, 07/01/28		1,442	1,238,105
4.88%, 07/01/29		946	797,842
Garda World Security Corp. (b)
4.63%, 02/15/27		375	334,461
7.75%, 02/15/28 (g)		781	751,072
Graham Holdings Co., 5.75%, 06/01/26 (b)		135	129,938
Macquarie Airfinance Holdings Ltd., 8.13%, 03/30/29		235	231,487
Rekeep SpA, 7.25%, 02/01/26 (f)	EUR	100	93,642
Service Corp. International (g)
5.13%, 06/01/29	USD	107	97,905
4.00%, 05/15/31		454	367,472
Sotheby’s, 7.38%, 10/15/27 (b)(g)		1,730	1,545,038

			11,888,585

Diversified REITs — 1.3%
American Tower Corp., 2.30%, 09/15/31 (g)		1,000	737,472
GLP Capital LP/GLP Financing II, Inc., 3.25%, 01/15/32		698	527,936
Iron Mountain, Inc. (b)
7.00%, 02/15/29 (g)		831	805,032
5.63%, 07/15/32		89	76,030

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Diversified REITs (continued)
MPT Operating Partnership LP/MPT Finance Corp.
2.55%, 12/05/23	GBP	136	$163,061
2.50%, 03/24/26		382	364,477
4.63%, 08/01/29 (g)	USD	238	164,775
3.50%, 03/15/31 (g)		1,266	767,516
RHP Hotel Properties LP/RHP Finance Corp.
4.75%, 10/15/27		63	57,242
7.25%, 07/15/28		426	412,947
4.50%, 02/15/29 (b)		97	82,565
Service Properties Trust, 7.50%, 09/15/25 (g)		215	208,888
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC, 10.50%, 02/15/28 (b)		969	933,102
VICI Properties LP, 4.95%, 02/15/30		254	226,436
VICI Properties LP/VICI Note Co., Inc. (b)
4.63%, 12/01/29		696	602,012
4.13%, 08/15/30		488	402,576

			6,532,067

Diversified Telecommunication Services — 2.9%
AT&T, Inc. (g)
4.65%, 06/01/44		111	83,886
4.75%, 05/15/46		2,545	1,923,531
British Telecommunications PLC, (5-year UK Government Bond + 3.82%), 8.38%, 12/20/83	GBP	100	120,706
Cellnex Telecom SA, 2.13%, 08/11/30	EUR	100	96,620
Frontier Communications Holdings LLC (b)
5.88%, 10/15/27	USD	341	310,879
5.00%, 05/01/28		1,139	983,402
8.75%, 05/15/30		1,409	1,342,428
8.63%, 03/15/31		109	102,482
Level 3 Financing, Inc. (b)
3.40%, 03/01/27		1,339	1,239,756
4.63%, 09/15/27		1,352	899,080
3.63%, 01/15/29		128	65,369
10.50%, 05/15/30		1,605	1,606,258
Lumen Technologies, Inc., 4.00%, 02/15/27 (b)		611	412,425
SoftBank Group Corp. (f)
4.50%, 04/20/25	EUR	100	103,673
3.88%, 07/06/32		100	79,456
Telecom Italia Capital SA
6.38%, 11/15/33	USD	176	150,078
6.00%, 09/30/34		608	500,392
7.20%, 07/18/36		121	104,618
7.72%, 06/04/38		72	63,559
Telecom Italia SpA
5.30%, 05/30/24 (b)		202	198,074
2.75%, 04/15/25 (f)	EUR	100	100,626
7.88%, 07/31/28 (f)		100	108,058
1.63%, 01/18/29 (f)		100	82,003
Verizon Communications, Inc. (g)
4.50%, 08/10/33	USD	500	433,306
3.70%, 03/22/61		1,250	762,353
Zayo Group Holdings, Inc. (b)(g)
4.00%, 03/01/27		3,199	2,407,704
6.13%, 03/01/28		906	600,178

			14,880,900

Education — 0.0%
Grand Canyon University, 5.13%, 10/01/28		249	220,315

Electric Utilities — 1.2%
AES Panama Generation Holdings SRL, 4.38%, 05/31/30 (f)		221	179,190
Comision Federal de Electricidad, 4.88%, 01/15/24 (g)		323	320,613

Security	Par (000)		Value

Electric Utilities (continued)
Duke Energy Corp., 4.80%, 12/15/45 (g)	USD	1,500	$1,163,494
Electricite de France SA, (5-year CMT + 5.41%), 9.13% (a)(b)(i)		245	251,460
Enel Finance International NV, 3.63%, 05/25/27 (b)(g)		1,250	1,153,254
Mong Duong Finance Holdings BV, 5.13%, 05/07/29		250	225,130
NextEra Energy Operating Partners LP (b)
4.25%, 07/15/24		205	201,057
4.25%, 09/15/24		11	10,395
3.88%, 10/15/26		162	147,294
Palomino Funding Trust I, 7.23%, 05/17/28 (b)(g)		250	249,847
Pattern Energy Operations LP/Pattern Energy Operations, Inc., 4.50%, 08/15/28 (b)		407	354,773
Star Energy Geothermal Wayang Windu Ltd., 6.75%, 04/24/33 (f)		162	153,799
Talen Energy Supply LLC, 8.63%, 06/01/30 (b)		174	176,803
TransAlta Corp., 7.75%, 11/15/29		142	141,278
Virginia Electric and Power Co., Series A, 6.00%, 05/15/37 (g)		750	717,297
Vistra Operations Co. LLC (b)
7.75%, 10/15/31		357	344,583
6.95%, 10/15/33		300	285,746

			6,076,013

Electrical Equipment (b) — 0.3%
Gates Global LLC/Gates Corp., 6.25%, 01/15/26 (g)		572	560,217
Regal Rexnord Corp.
6.05%, 04/15/28 (g)		769	735,620
6.30%, 02/15/30		265	249,361
6.40%, 04/15/33 (g)		275	252,284

			1,797,482

Electronic Equipment, Instruments & Components — 0.6%
Coherent Corp., 5.00%, 12/15/29 (b)(g)		610	517,628
Corning, Inc., 4.38%, 11/15/57 (g)		1,915	1,360,806
Imola Merger Corp., 4.75%, 05/15/29 (b)		582	507,383
Vertiv Group Corp., 4.13%, 11/15/28 (b)(g)		804	702,700

			3,088,517

Energy Equipment & Services — 0.9%
Archrock Partners LP/Archrock Partners Finance Corp. (b)
6.88%, 04/01/27		381	366,277
6.25%, 04/01/28 (g)		1,088	1,010,480
Borr IHC Ltd./Borr Finance LLC
10.00%, 11/15/28		615	612,068
10.38%, 11/15/30		256	253,824
EDO Sukuk Ltd., 5.88%, 09/21/33		250	239,812
Oceaneering International, Inc., 6.00%, 02/01/28 (b)		92	84,410
Patterson-UTI Energy, Inc., 7.15%, 10/01/33		135	131,709
Seadrill Finance Ltd., 8.38%, 08/01/30		200	200,064
USA Compression Partners LP/USA Compression Finance Corp.
6.88%, 04/01/26		516	501,090
6.88%, 09/01/27		717	686,963
Vallourec SA, 8.50%, 06/30/26 (f)	EUR	44	46,498
Weatherford International Ltd. (b)
6.50%, 09/15/28	USD	182	182,938
8.63%, 04/30/30 (g)		470	474,925

			4,791,058

Environmental, Maintenance & Security Service — 0.8%
Clean Harbors, Inc. (b)
4.88%, 07/15/27		297	276,862
5.13%, 07/15/29		149	134,014

16	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Environmental, Maintenance & Security Service (continued)
Clean Harbors, Inc. (b) (continued)
6.38%, 02/01/31	USD	142	$134,966
Covanta Holding Corp.
4.88%, 12/01/29 (b)		181	141,180
5.00%, 09/01/30		91	70,389
GFL Environmental, Inc. (b)
4.25%, 06/01/25		22	21,148
3.75%, 08/01/25		402	380,201
5.13%, 12/15/26		496	470,649
4.00%, 08/01/28		567	487,954
3.50%, 09/01/28		208	178,097
4.75%, 06/15/29 (g)		483	422,819
4.38%, 08/15/29 (g)		403	343,680
Tervita Corp., 11.00%, 12/01/25 (b)		147	152,876
Waste Pro USA, Inc., 5.50%, 02/15/26 (b)		1,206	1,108,561

			4,323,396

Financial Services — 2.8%
Acuris Finance U.S., Inc./Acuris Finance SARL, 5.00%, 05/01/28 (b)		514	404,775
Aircastle Ltd., 6.50%, 07/18/28 (b)(g)		177	170,472
ASG Finance Designated Activity Co., 7.88%, 12/03/24 (b)		262	252,712
Banco Santander SA, 6.92%, 08/08/33		400	371,512
Barclays PLC, 5.20%, 05/12/26 (g)		200	191,012
BNP Paribas SA, (5-year CMT + 4.35%), 8.50% (a)(b)(i)		545	522,213
Castlelake Aviation Finance DAC, 5.00%, 04/15/27 (b)		44	38,821
Citigroup, Inc., (1-day SOFR + 2.66%), 6.17%, 05/25/34 (a)(g)		560	520,539
Deutsche Bank AG, (1-day SOFR + 3.18%), 6.72%, 01/18/29 (a)(g)		815	799,958
Freedom Mortgage Corp.
12.00%, 10/01/28 (b)		134	134,429
12.25%, 10/01/30		133	133,044
GGAM Finance Ltd. (b)
7.75%, 05/15/26		58	57,537
8.00%, 06/15/28		58	57,212
Global Aircraft Leasing Co. Ltd., (6.50% Cash or 7.25% PIK), 6.50%, 09/15/24 (b)(h)		285	256,730
Goldman Sachs Group, Inc., Series R, (5-year CMT + 3.22%), 4.95% (a)(i)		900	828,856
Home Point Capital, Inc., 5.00%, 02/01/26 (b)		1,815	1,687,038
HSBC Holdings PLC
4.38%, 11/23/26 (g)		370	349,110
(5-year CMT + 3.25%), 4.70% (a)(i)		465	334,079
(5-year CMT + 3.65%), 4.60% (a)(i)		200	144,602
ION Trading Technologies SARL, 5.75%, 05/15/28 (b)		246	204,180
Jefferies Finance LLC/JFIN Co.-Issuer Corp., 5.00%, 08/15/28 (b)(g)		415	331,206
JPMorgan Chase & Co., (3-mo. CME Term SOFR + 1.21%), 3.51%, 01/23/29 (a)(g)		2,250	2,018,774
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. (b)
5.25%, 10/01/25		54	51,331
4.25%, 02/01/27		220	192,189
4.75%, 06/15/29		85	68,340
Lloyds Banking Group PLC, (5-year CMT + 4.82%), 6.75% (a)(i)		515	474,687
MGIC Investment Corp., 5.25%, 08/15/28		216	198,542
Nationstar Mortgage Holdings, Inc. (b)
6.00%, 01/15/27 (g)		237	220,296
5.13%, 12/15/30 (g)		136	110,049
5.75%, 11/15/31		146	121,596

Security	Par (000)		Value

Financial Services (continued)
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer, Inc. (b)
2.88%, 10/15/26 (g)	USD	1,062	$924,545
3.88%, 03/01/31		147	113,675
4.00%, 10/15/33		104	76,440
Spectrum Brands, Inc. (b)
5.00%, 10/01/29		106	95,091
5.50%, 07/15/30		198	176,715
UBS Group AG (a)
(1-year CMT + 1.80%), 6.25%, 09/22/29 (b)		275	269,435
(1-year CMT + 2.00%), 6.30%, 09/22/34		260	246,279
White Cap Buyer LLC, 6.88%, 10/15/28 (b)(g)		1,592	1,389,291

			14,537,312

Food Products — 0.9%
Aramark International Finance SARL, 3.13%, 04/01/25 (f)	EUR	200	206,615
Aramark Services, Inc. (b)
5.00%, 04/01/25	USD	320	312,804
5.00%, 02/01/28 (g)		1,228	1,126,258
B&G Foods, Inc., 8.00%, 09/15/28		148	144,225
Chobani LLC/Chobani Finance Corp., Inc. (b)
7.50%, 04/15/25 (g)		1,512	1,485,463
4.63%, 11/15/28		1,233	1,066,017
Darling Global Finance BV, 3.63%, 05/15/26 (f)	EUR	156	158,808
Minerva Luxembourg SA, 8.88%, 09/13/33	USD	203	198,828

			4,699,018

Gas Utilities (b) — 0.1%
AmeriGas Partners LP/AmeriGas Finance Corp., 9.38%, 06/01/28		387	382,451
Suburban Propane Partners LP/Suburban Energy Finance Corp., 5.00%, 06/01/31		117	96,912

			479,363

Ground Transportation — 0.5%
Burlington Northern Santa Fe LLC, 4.38%, 09/01/42 (g)		500	393,937
Danaos Corp., 8.50%, 03/01/28 (b)		100	99,389
Forward Air Corp., 9.50%, 10/15/31		479	467,025
Lima Metro Line 2 Finance Ltd., 5.88%, 07/05/34 (b)(g)		1,777	1,686,600
Union Pacific Corp., 3.20%, 05/20/41 (g)		275	187,041

			2,833,992

Health Care Equipment & Supplies — 0.7%
Avantor Funding, Inc.
2.63%, 11/01/25 (f)	EUR	300	304,990
4.63%, 07/15/28 (b)(g)	USD	1,050	934,615
3.88%, 11/01/29 (b)		31	25,945
Bausch & Lomb Escrow Corp., 8.38%, 10/01/28 (b)		1,762	1,750,106
Becton Dickinson & Co., 4.69%, 12/15/44 (g)		600	479,567
Garden Spinco Corp., 8.63%, 07/20/30 (b)		254	262,070

			3,757,293

Health Care Providers & Services — 2.5%
AHP Health Partners, Inc., 5.75%, 07/15/29 (b)		415	340,300
CHS/Community Health Systems, Inc. (b)
5.63%, 03/15/27		132	107,241
6.00%, 01/15/29		678	513,585
5.25%, 05/15/30 (g)		1,031	732,169
4.75%, 02/15/31 (g)		784	525,472
Encompass Health Corp.
4.75%, 02/01/30 (g)		380	328,386
4.63%, 04/01/31		303	252,228

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Providers & Services (continued)
HealthEquity, Inc., 4.50%, 10/01/29 (b)	USD	944	$808,630
Legacy LifePoint Health LLC, 4.38%, 02/15/27 (b)		302	249,727
LifePoint Health, Inc.
9.88%, 08/15/30 (g)		461	416,629
11.00%, 10/15/30		520	489,360
Medline Borrower LP (b)(g)
3.88%, 04/01/29		746	629,897
5.25%, 10/01/29		1,858	1,581,570
ModivCare, Inc., 5.88%, 11/15/25 (b)(g)		458	432,810
Molina Healthcare, Inc. (b)
4.38%, 06/15/28		59	52,511
3.88%, 11/15/30		321	261,814
3.88%, 05/15/32 (g)		213	167,367
Northwell Healthcare, Inc., 4.26%, 11/01/47 (g)		686	487,116
Prime Healthcare Services, Inc., 7.25%, 11/01/25 (b)		62	56,420
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., 9.75%, 12/01/26 (b)		114	106,588
Surgery Center Holdings, Inc. (b)(g)
6.75%, 07/01/25		392	383,670
10.00%, 04/15/27		457	456,166
Teleflex, Inc., 4.63%, 11/15/27		100	91,500
Tenet Healthcare Corp.
4.88%, 01/01/26 (g)		920	881,732
6.25%, 02/01/27 (g)		231	221,517
5.13%, 11/01/27 (g)		490	452,327
6.13%, 10/01/28 (g)		235	217,963
6.13%, 06/15/30		320	296,167
6.75%, 05/15/31 (b)(g)		1,045	992,367
UnitedHealth Group, Inc., 4.38%, 03/15/42 (g)		750	594,057

			13,127,286

Health Care Technology (b) — 0.7%
AthenaHealth Group, Inc., 6.50%, 02/15/30 (g)		2,559	2,091,332
Catalent Pharma Solutions, Inc.
5.00%, 07/15/27 (g)		615	548,795
3.13%, 02/15/29		121	95,136
3.50%, 04/01/30 (g)		494	387,790
Charles River Laboratories International, Inc., 4.00%, 03/15/31		55	44,891
Fortrea Holdings, Inc., 7.50%, 07/01/30 (g)		254	245,110

			3,413,054

Hotels, Restaurants & Leisure — 5.0%
1011778 BC ULC / New Red Finance, Inc. (b)
4.38%, 01/15/28 (g)		157	141,360
4.00%, 10/15/30		568	465,205
Boyd Gaming Corp., 4.75%, 06/15/31 (b)(g)		439	364,326
Boyne USA, Inc., 4.75%, 05/15/29 (b)		440	383,091
Burger King (Restaurant Brands International, Inc.)/New Red Finance, Inc., 3.88%, 01/15/28 (b)		69	61,603
Caesars Entertainment, Inc. (b)
6.25%, 07/01/25 (g)		1,616	1,589,962
8.13%, 07/01/27 (g)		2,168	2,148,215
4.63%, 10/15/29 (g)		210	172,584
7.00%, 02/15/30		2,001	1,931,151
Caesars Resort Collection LLC/CRC Finco, Inc., 5.75%, 07/01/25 (b)		20	19,680
Carnival Corp.
7.63%, 03/01/26 (b)(g)		197	191,561
7.63%, 03/01/26 (f)	EUR	100	103,719
5.75%, 03/01/27 (b)	USD	1,195	1,066,970
9.88%, 08/01/27 (b)		335	349,171
4.00%, 08/01/28 (b)		600	521,892

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Carnival Corp. (continued)
6.00%, 05/01/29 (b)(g)	USD	727	$614,167
7.00%, 08/15/29 (b)		217	212,777
Carnival Holdings Bermuda Ltd., 10.38%, 05/01/28 (b)(g)		3,255	3,470,527
CDI Escrow Issuer, Inc., 5.75%, 04/01/30 (b)		904	807,638
Cedar Fair LP/Canada’s Wonderland Co./Magnum Management Corp./Millennium Op, 5.50%, 05/01/25 (b)		559	547,884
Churchill Downs, Inc. (b)
5.50%, 04/01/27 (g)		684	641,556
4.75%, 01/15/28		618	553,435
6.75%, 05/01/31		504	464,940
Cirsa Finance International SARL, (3-mo. EURIBOR + 4.50%), 8.45%, 07/31/28 (a)	EUR	100	105,222
Fertitta Entertainment LLC/Fertitta Entertainment Finance Co., Inc. (b)
4.63%, 01/15/29	USD	77	64,705
6.75%, 01/15/30		82	65,170
Hilton Domestic Operating Co., Inc.
5.75%, 05/01/28 (b)(g)		111	106,347
3.75%, 05/01/29 (b)		186	160,108
4.88%, 01/15/30 (g)		402	360,886
4.00%, 05/01/31 (b)		302	250,106
3.63%, 02/15/32 (b)		3	2,371
Light & Wonder International, Inc., 7.50%, 09/01/31		250	244,107
Lindblad Expeditions Holdings, Inc., 9.00%, 05/15/28 (b)		319	306,862
Lottomatica SpA, (3-mo. EURIBOR + 4.13%), 7.93%, 06/01/28 (a)(f)	EUR	100	105,921
Melco Resorts Finance Ltd.
4.88%, 06/06/25 (b)	USD	400	375,880
5.75%, 07/21/28 (b)		200	168,886
5.38%, 12/04/29 (b)		800	633,392
5.38%, 12/04/29 (f)		250	197,935
Merlin Entertainments Ltd., 5.75%, 06/15/26 (b)		600	561,179
MGM China Holdings Ltd.
5.88%, 05/15/26 (f)		250	232,680
5.88%, 05/15/26 (b)		200	186,144
4.75%, 02/01/27 (b)		200	174,985
Motion Bondco DAC, 6.63%, 11/15/27 (b)		200	179,000
Ontario Gaming GTA LP, 8.00%, 08/01/30		366	357,779
Premier Entertainment Sub LLC/Premier Entertainment Finance Corp. (b)
5.63%, 09/01/29		148	104,074
5.88%, 09/01/31		148	100,488
Scientific Games Holdings LP/Scientific Games US FinCo, Inc., 6.63%, 03/01/30 (b)		151	129,860
Scientific Games International, Inc. (b)
7.00%, 05/15/28		190	185,210
7.25%, 11/15/29 (g)		213	206,561
Six Flags Entertainment Corp., 7.25%, 05/15/31 (b)(g)		984	905,280
Station Casinos LLC, 4.63%, 12/01/31 (b)		354	279,504
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp., 5.25%, 05/15/27 (b)(g)		268	247,570
Wynn Macau Ltd.
5.50%, 01/15/26 (f)		200	184,304
5.63%, 08/26/28 (b)(g)		743	618,919

18	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Hotels, Restaurants & Leisure (continued)
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. (b)(g)
5.13%, 10/01/29	USD	1,011	$862,186
7.13%, 02/15/31		408	379,939

			25,866,974

Household Durables — 0.3%
Ashton Woods USA LLC/Ashton Woods Finance Co., 4.63%, 04/01/30 (b)		185	143,246
Brookfield Residential Properties, Inc./Brookfield Residential U.S. LLC (b)
5.00%, 06/15/29		266	207,610
4.88%, 02/15/30		476	361,977
Dream Finders Homes, Inc., 8.25%, 08/15/28		151	149,390
Meritage Homes Corp., 5.13%, 06/06/27		57	53,865
SWF Escrow Issuer Corp., 6.50%, 10/01/29 (b)(g)		422	249,982
Taylor Morrison Communities, Inc. (b)
5.88%, 06/15/27		299	280,313
5.13%, 08/01/30		75	63,030
Tempur Sealy International, Inc., 3.88%, 10/15/31 (b)		66	49,426

			1,558,839

Household Products — 0.0%
Central Garden & Pet Co.
5.13%, 02/01/28		20	18,468
4.13%, 10/15/30 (g)		244	199,007

			217,475

Independent Power and Renewable Electricity Producers — 0.6%
Alexander Funding Trust II, 7.47%, 07/31/28 (b)(g)		220	218,419
Calpine Corp. (b)
5.25%, 06/01/26		195	186,634
5.13%, 03/15/28 (g)		1,281	1,146,408
5.00%, 02/01/31		58	46,781
Clearway Energy Operating LLC, 4.75%, 03/15/28 (b)(g)		116	103,547
NRG Energy, Inc.
6.63%, 01/15/27		958	929,772
7.00%, 03/15/33 (b)(g)		270	255,200
SCC Power PLC, (4.00% Cash & 4.00% PIK), 8.00%, 12/31/28 (b)(h)		171	58,255

			2,945,016

Insurance — 2.4%
Acrisure LLC/Acrisure Finance, Inc., 6.00%, 08/01/29 (b)		173	139,551
Alliant Holdings Intermediate LLC/Alliant Holdings Co-Issuer (b)
4.25%, 10/15/27 (g)		2,168	1,906,019
6.75%, 10/15/27 (g)		2,135	1,949,810
6.75%, 04/15/28		758	720,286
5.88%, 11/01/29 (g)		1,879	1,560,018
AmWINS Group, Inc., 4.88%, 06/30/29 (b)		366	313,311
Berkshire Hathaway Finance Corp., 4.40%, 05/15/42 (g)		250	206,650
GTCR AP Finance, Inc., 8.00%, 05/15/27 (b)		323	314,507
HUB International Ltd. (b)(g)
7.00%, 05/01/26		1,252	1,218,711
7.25%, 06/15/30		2,184	2,130,405
Jones Deslauriers Insurance Management, Inc. (b)
8.50%, 03/15/30		711	698,482
10.50%, 12/15/30		335	332,502

Security	Par (000)		Value

Insurance (continued)
Liberty Mutual Group, Inc., (5-year EUR Swap + 3.70%), 3.63%, 05/23/59 (a)(f)	EUR	100	$100,731
Ryan Specialty LLC, 4.38%, 02/01/30 (b)	USD	239	204,711
Teachers Insurance & Annuity Association of America, 4.27%, 05/15/47 (b)(g)		700	507,974

			12,303,668

Interactive Media & Services — 0.2%
Cablevision Lightpath LLC (b)
3.88%, 09/15/27		418	340,028
5.63%, 09/15/28		401	300,063
iliad SA (f)
5.38%, 06/14/27	EUR	100	104,223
5.63%, 02/15/30		100	101,572
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc., 4.75%, 04/30/27 (b)	USD	357	318,622

			1,164,508

Internet Software & Services — 1.1%
Go Daddy Operating Co. LLC/GD Finance Co., Inc., 5.25%, 12/01/27 (b)		359	336,431
Match Group Holdings II LLC (b)
5.63%, 02/15/29		209	188,656
4.13%, 08/01/30		262	212,883
3.63%, 10/01/31 (g)		564	432,870
Uber Technologies, Inc.
0.00%, 12/15/25 (g)(k)(l)		1,537	1,396,789
8.00%, 11/01/26 (b)		983	989,932
7.50%, 09/15/27 (b)(g)		1,157	1,159,906
6.25%, 01/15/28 (b)		366	352,275
4.50%, 08/15/29 (b)		875	771,693

			5,841,435

IT Services — 1.0%
Ahead DB Holdings LLC, 6.63%, 05/01/28 (b)		190	155,800
CA Magnum Holdings, 5.38%, 10/31/26 (b)		488	424,980
Camelot Finance SA, 4.50%, 11/01/26 (b)		602	556,482
Central Parent LLC/CDK Global II LLC/CDK Financing Co, Inc., 8.00%, 06/15/29		589	581,775
Dun & Bradstreet Corp., 5.00%, 12/15/29 (b)(g)		804	691,681
Engineering - Ingegneria Informatica - SpA, 11.13%, 05/15/28 (f)	EUR	100	104,028
Gartner, Inc., 4.50%, 07/01/28 (b)	USD	15	13,496
KBR, Inc., 4.75%, 09/30/28 (b)		294	256,118
La Financiere Atalian SASU, 5.13%, 05/15/25 (f)	EUR	100	76,712
Presidio Holdings, Inc., 4.88%, 02/01/27 (b)	USD	59	54,055
Science Applications International Corp., 4.88%, 04/01/28 (b)		377	336,386
Twilio, Inc.
3.63%, 03/15/29		206	171,259
3.88%, 03/15/31		630	502,888
ZoomInfo Technologies LLC/ZoomInfo Finance Corp., 3.88%, 02/01/29 (b)(g)		1,452	1,198,722

			5,124,382

Leisure Products — 0.1%
Acushnet Co., 7.38%, 10/15/28		114	114,207
Mattel, Inc.
6.20%, 10/01/40		291	249,367
5.45%, 11/01/41 (g)		210	163,813

			527,387

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Life Sciences Tools & Services — 0.4%
IQVIA, Inc. (b)
5.00%, 10/15/26 (g)	USD	548	$522,418
6.50%, 05/15/30		274	265,780
Star Parent, Inc., 9.00%, 10/01/30		1,436	1,425,064

			2,213,262

Machinery — 1.4%
Chart Industries, Inc. (b)
7.50%, 01/01/30 (g)		831	816,030
9.50%, 01/01/31		120	123,596
GrafTech Global Enterprises, Inc., 9.88%, 12/15/28 (g)		322	288,347
Husky III Holding Ltd., (13.00% Cash or 13.75% PIK), 13.00%, 02/15/25 (b)(h)		587	564,987
Madison IAQ LLC (b)
4.13%, 06/30/28		232	193,831
5.88%, 06/30/29 (g)		447	346,262
OT Merger Corp., 7.88%, 10/15/29 (b)		147	87,465
Renk AG/Frankfurt am Main, 5.75%, 07/15/25 (f)	EUR	100	104,124
Terex Corp., 5.00%, 05/15/29 (b)	USD	421	368,521
Titan Acquisition Ltd./Titan Co.-Borrower LLC, 7.75%, 04/15/26 (b)		1,304	1,212,867
TK Elevator Holdco GmbH
6.63%, 07/15/28 (f)	EUR	167	151,886
7.63%, 07/15/28 (b)(g)	USD	552	497,849
TK Elevator Midco GmbH, 4.38%, 07/15/27 (f)	EUR	372	356,220
TK Elevator U.S. Newco, Inc., 5.25%, 07/15/27 (b)(g)	USD	2,366	2,154,118

			7,266,103

Media — 6.8%
AMC Networks, Inc., 4.75%, 08/01/25		283	257,758
Banijay Entertainment SASU, 8.13%, 05/01/29 (b)		200	194,998
Cable One, Inc.
0.00%, 03/15/26 (k)(l)		114	92,967
1.13%, 03/15/28 (k)		940	694,190
4.00%, 11/15/30 (b)		191	142,295
CCO Holdings LLC/CCO Holdings Capital Corp. (b)
5.13%, 05/01/27 (g)		711	654,615
5.00%, 02/01/28 (g)		527	473,213
6.38%, 09/01/29 (g)		955	874,014
4.75%, 03/01/30 (g)		315	259,851
4.25%, 02/01/31 (g)		1,017	791,427
7.38%, 03/01/31 (g)		2,601	2,457,999
4.75%, 02/01/32		209	163,137
4.25%, 01/15/34 (g)		507	366,207
Charter Communications Operating LLC/Charter Communications Operating Capital, 6.48%, 10/23/45 (g)		3,000	2,522,012
Clear Channel International BV, 6.63%, 08/01/25 (b)		707	691,272
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/27 (b)(g)		586	520,834
7.75%, 04/15/28 (b)(g)		319	243,869
9.00%, 09/15/28		1,955	1,904,131
7.50%, 06/01/29 (b)		926	674,022
CMG Media Corp., 8.88%, 12/15/27 (b)		409	315,952
Connect Finco SARL/Connect U.S. Finco LLC, 6.75%, 10/01/26 (b)		1,466	1,367,098
CSC Holdings LLC (b)
5.50%, 04/15/27 (g)		427	356,814
11.25%, 05/15/28		2,187	2,085,993
6.50%, 02/01/29 (g)		368	290,974
4.13%, 12/01/30 (g)		535	358,430
4.50%, 11/15/31 (g)		204	134,733

Security	Par (000)		Value

Media (continued)
Directv Financing LLC/Directv Financing Co-Obligor, Inc., 5.88%, 08/15/27 (b)(g)	USD	551	$482,805
Discovery Communications LLC, 4.95%, 05/15/42 (g)		400	279,511
DISH DBS Corp.
7.75%, 07/01/26 (g)		1,070	716,976
5.25%, 12/01/26 (b)(g)		1,191	960,721
5.75%, 12/01/28 (b)		159	115,474
DISH Network Corp., 11.75%, 11/15/27 (b)		1,097	1,086,644
Eutelsat SA, 1.50%, 10/13/28 (f)	EUR	100	74,787
GCI LLC, 4.75%, 10/15/28 (b)	USD	136	116,702
Gray Television, Inc. (b)(g)
5.88%, 07/15/26		206	183,450
7.00%, 05/15/27		252	213,676
Hughes Satellite Systems Corp., 5.25%, 08/01/26		124	111,509
Iliad Holding SASU
6.50%, 10/15/26 (b)(g)		1,722	1,609,126
5.63%, 10/15/28 (f)	EUR	100	99,792
7.00%, 10/15/28 (b)(g)	USD	438	396,369
LCPR Senior Secured Financing DAC, 6.75%, 10/15/27 (b)		180	162,900
Lions Gate Capital Holdings LLC, 5.50%, 04/15/29 (b)		303	199,386
Live Nation Entertainment, Inc. (b)
5.63%, 03/15/26		58	55,546
6.50%, 05/15/27 (g)		1,896	1,849,806
4.75%, 10/15/27 (g)		618	564,735
3.75%, 01/15/28		253	221,122
Midcontinent Communications/Midcontinent Finance Corp., 5.38%, 08/15/27 (b)		209	189,667
Network i2i Ltd., (5-year CMT + 4.27%), 5.65% (a)(f)(g)(i)		250	242,040
Nexstar Media, Inc., 5.63%, 07/15/27 (b)		103	92,696
Outfront Media Capital LLC/Outfront Media Capital Corp. (b)
5.00%, 08/15/27 (g)		1,045	928,253
4.25%, 01/15/29 (g)		328	267,186
4.63%, 03/15/30		72	57,780
Radiate Holdco LLC/Radiate Finance, Inc. (b)
4.50%, 09/15/26 (g)		458	350,205
6.50%, 09/15/28		1,401	693,495
RCS & RDS SA, 2.50%, 02/05/25 (f)	EUR	100	101,643
Sable International Finance Ltd., 5.75%, 09/07/27 (b)(g)	USD	200	179,028
Sinclair Television Group, Inc., 4.13%, 12/01/30 (b)(g)		380	240,118
Sirius XM Radio, Inc. (b)
3.13%, 09/01/26		58	52,013
5.00%, 08/01/27 (g)		888	814,207
4.00%, 07/15/28		96	81,642
Stagwell Global LLC, 5.63%, 08/15/29 (b)(g)		129	106,617
Summer BidCo BV, (9.00% Cash or 9.75% PIK), 9.00%, 11/15/25 (f)(h)	EUR	118	121,815
TEGNA, Inc., 4.75%, 03/15/26 (b)	USD	59	55,055
Telenet Finance Luxembourg Notes SARL, 5.50%, 03/01/28 (b)		400	357,000
Univision Communications, Inc. (b)
5.13%, 02/15/25		78	76,165
6.63%, 06/01/27		72	65,765
8.00%, 08/15/28 (g)		447	422,112
7.38%, 06/30/30 (g)		225	198,114
UPC Broadband Finco BV, 4.88%, 07/15/31 (b)		574	458,293
Videotron Ltd., 3.63%, 06/15/29 (b)		50	42,140
VZ Secured Financing BV, 3.50%, 01/15/32 (f)	EUR	100	80,151

20	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Media (continued)
Ziggo Bond Co. BV (b)
6.00%, 01/15/27	USD	638	$584,516
5.13%, 02/28/30		295	214,935
Ziggo BV, 4.88%, 01/15/30 (b)		217	173,252

			35,635,745

Metals & Mining — 2.7%
ABJA Investment Co. Pte. Ltd., 5.95%, 07/31/24 (f)		250	248,530
AngloGold Ashanti Holdings PLC, 3.75%, 10/01/30		200	156,750
Arsenal AIC Parent LLC, 8.00%, 10/01/30 (b)		250	246,875
ATI, Inc.
5.88%, 12/01/27		216	200,398
4.88%, 10/01/29		129	109,859
7.25%, 08/15/30		685	659,436
5.13%, 10/01/31		350	288,750
BHP Billiton Finance USA Ltd., 4.13%, 02/24/42 (g)		250	196,142
Big River Steel LLC/BRS Finance Corp., 6.63%, 01/31/29 (b)(g)		1,706	1,685,153
Carpenter Technology Corp.
6.38%, 07/15/28		106	100,826
7.63%, 03/15/30 (g)		422	416,598
Constellium SE
4.25%, 02/15/26 (f)	EUR	100	102,636
5.88%, 02/15/26 (b)	USD	1,193	1,143,401
5.63%, 06/15/28 (b)		250	228,522
3.75%, 04/15/29 (b)(g)		2,013	1,657,084
First Quantum Minerals Ltd., 8.63%, 06/01/31 (b)		432	363,960
JSW Steel Ltd., 5.95%, 04/18/24 (f)		200	198,406
Kaiser Aluminum Corp. (b)(g)
4.63%, 03/01/28		243	202,484
4.50%, 06/01/31		896	662,058
Metinvest BV, 7.65%, 10/01/27 (f)		200	126,508
New Gold, Inc., 7.50%, 07/15/27 (b)		900	844,497
Novelis Corp. (b)(g)
3.25%, 11/15/26		1,113	990,728
4.75%, 01/30/30		1,100	933,322
3.88%, 08/15/31		1,372	1,071,532
Novelis Sheet Ingot GmbH, 3.38%, 04/15/29 (f)	EUR	300	270,114
Rio Tinto Finance USA PLC, 4.75%, 03/22/42 (g)	USD	400	338,801
Roller Bearing Co. of America, Inc., 4.38%, 10/15/29 (b)		155	131,441
Vedanta Resources Finance II PLC
13.88%, 01/21/24 (f)		200	178,070
8.95%, 03/11/25 (b)		320	233,187

			13,986,068

Offshore Drilling & Other Services (b) — 0.4%
Entegris Escrow Corp., 4.75%, 04/15/29 (g)		2,191	1,962,137
Entegris, Inc., 4.38%, 04/15/28		152	135,615

			2,097,752

Oil, Gas & Consumable Fuels — 11.8%
Aethon United BR LP/Aethon United Finance Corp., 8.25%, 02/15/26 (b)(g)		865	859,239
Antero Midstream Partners LP/Antero Midstream Finance Corp. (b)
5.75%, 03/01/27		382	365,105
5.75%, 01/15/28		75	70,312
5.38%, 06/15/29		263	238,817
Antero Resources Corp., 7.63%, 02/01/29 (b)		158	159,972
Apache Corp.
4.75%, 04/15/43		800	561,853
5.35%, 07/01/49		72	52,549

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Arcosa, Inc., 4.38%, 04/15/29 (b)	USD	477	$416,183
Ascent Resources Utica Holdings LLC/ARU Finance Corp. (b)
9.00%, 11/01/27		747	943,088
8.25%, 12/31/28		1,141	1,132,977
Baytex Energy Corp., 8.50%, 04/30/30 (b)		181	179,271
Buckeye Partners LP
4.13%, 03/01/25 (b)		345	328,544
5.85%, 11/15/43		182	128,616
5.60%, 10/15/44		117	78,536
Callon Petroleum Co.
6.38%, 07/01/26		208	203,130
8.00%, 08/01/28 (b)		1,175	1,161,096
7.50%, 06/15/30 (b)(g)		848	821,342
Cellnex Finance Co. SA (f)
1.25%, 01/15/29	EUR	100	87,689
2.00%, 09/15/32		100	81,478
Chesapeake Energy Corp. (b)
5.88%, 02/01/29	USD	53	49,900
6.75%, 04/15/29 (g)		555	543,044
CITGO Petroleum Corp., 8.38%, 01/15/29 (b)		666	659,581
Civitas Resources, Inc. (b)(g)
8.38%, 07/01/28		1,060	1,066,531
8.63%, 11/01/30		539	548,608
8.75%, 07/01/31		863	870,997
CNX Midstream Partners LP, 4.75%, 04/15/30 (b)		124	102,161
CNX Resources Corp., 7.38%, 01/15/31 (b)		127	121,345
Comstock Resources, Inc. (b)(g)
6.75%, 03/01/29		498	453,191
5.88%, 01/15/30		866	740,439
CQP Holdco LP/BIP-V Chinook Holdco LLC, 5.50%, 06/15/31 (b)(g)		2,219	1,929,977
Crescent Energy Finance LLC (b)
7.25%, 05/01/26		902	873,226
9.25%, 02/15/28		598	602,282
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. (b)
5.63%, 05/01/27		67	64,446
6.00%, 02/01/29		433	418,928
8.00%, 04/01/29		57	58,260
7.38%, 02/01/31		126	127,009
CrownRock LP/CrownRock Finance, Inc. (b)
5.63%, 10/15/25 (g)		1,141	1,122,256
5.00%, 05/01/29		81	76,399
Diamond Foreign Asset Co./Diamond Finance LLC, 8.50%, 10/01/30		290	282,664
DT Midstream, Inc. (b)(g)
4.13%, 06/15/29		415	356,821
4.38%, 06/15/31		527	437,652
Earthstone Energy Holdings LLC (b)(g)
8.00%, 04/15/27		352	357,088
9.88%, 07/15/31		402	432,910
Ecopetrol SA, 4.13%, 01/16/25		396	381,269
eG Global Finance PLC (b)
6.75%, 02/07/25 (g)		240	237,456
8.50%, 10/30/25		299	294,141
Empresa Nacional del Petroleo, 6.15%, 05/10/33 (b)		200	185,420
Enbridge, Inc.
(3-mo. CME Term SOFR + 3.90%), 6.25%, 03/01/78 (a)(g)		1,865	1,633,451

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Enbridge, Inc. (continued)
(5-year CMT + 4.43%), 8.50%, 01/15/84	USD	257	$246,198
Series 20-A, (5-year CMT + 5.31%), 5.75%, 07/15/80 (a)(g)		690	575,153
Endeavor Energy Resources LP/EER Finance, Inc., 5.75%, 01/30/28 (b)		567	543,917
Energean Israel Finance Ltd., 8.50%, 09/30/33		160	139,931
Energy Transfer LP
6.40%, 12/01/30		155	153,323
6.55%, 12/01/33		175	172,692
6.13%, 12/15/45 (g)		500	432,015
5.30%, 04/15/47 (g)		350	271,285
Series H, (5-year CMT + 5.69%), 6.50% (a)(i)		581	526,200
EnLink Midstream LLC
5.63%, 01/15/28 (b)		402	379,056
5.38%, 06/01/29 (g)		316	289,130
6.50%, 09/01/30 (b)		245	235,168
EnLink Midstream Partners LP
4.15%, 06/01/25		28	26,931
4.85%, 07/15/26		88	82,722
5.60%, 04/01/44		249	195,776
Enterprise Products Operating LLC, (3-mo. CME Term SOFR + 2.83%), 5.38%, 02/15/78 (a)		420	356,672
EQM Midstream Partners LP
6.00%, 07/01/25 (b)		44	43,029
4.13%, 12/01/26		131	121,519
4.50%, 01/15/29 (b)		34	29,815
7.50%, 06/01/30 (b)		108	105,963
4.75%, 01/15/31 (b)(g)		804	676,970
Genesis Energy LP/Genesis Energy Finance Corp.
6.50%, 10/01/25		135	131,887
7.75%, 02/01/28 (g)		204	192,089
8.88%, 04/15/30		201	194,308
Gulfport Energy Corp., 8.00%, 05/17/26 (b)		47	46,919
Harvest Midstream I LP, 7.50%, 09/01/28 (b)		78	73,909
Hess Corp., 4.30%, 04/01/27 (g)		750	717,647
Hilcorp Energy I LP/Hilcorp Finance Co. (b)
6.25%, 11/01/28		188	175,769
5.75%, 02/01/29		281	252,979
6.00%, 04/15/30		28	24,858
Howard Midstream Energy Partners LLC, 8.88%, 07/15/28 (b)		343	344,827
HPCL-Mittal Energy Ltd., 5.45%, 10/22/26 (f)(g)		200	188,488
HTA Group Ltd., 7.00%, 12/18/25 (b)		200	192,634
Impulsora Pipeline LLC, 6.05%, 01/01/43 (d)		1,504	1,193,279
ITT Holdings LLC, 6.50%, 08/01/29 (b)(g)		437	365,441
Kinetik Holdings LP, 5.88%, 06/15/30 (b)(g)		403	369,773
Magnolia Oil & Gas Operating LLC/Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/26 (b)		41	39,360
Matador Resources Co. (g)
5.88%, 09/15/26		401	386,401
6.88%, 04/15/28 (b)		343	336,132
Medco Bell Pte. Ltd., 6.38%, 01/30/27 (f)		250	234,065
MPLX LP, 4.25%, 12/01/27 (g)		235	218,600
Murphy Oil Corp.
5.88%, 12/01/27		25	24,040
5.88%, 12/01/42		35	26,891
Murphy Oil USA, Inc., 4.75%, 09/15/29		171	151,398
Nabors Industries Ltd. (b)
7.25%, 01/15/26		273	256,475
7.50%, 01/15/28		305	269,376

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Nabors Industries, Inc. (g)
5.75%, 02/01/25	USD	1,143	$1,108,710
7.38%, 05/15/27 (b)		74	68,799
New Fortress Energy, Inc., 6.75%, 09/15/25 (b)(g)		241	223,584
NGL Energy Operating LLC/NGL Energy Finance Corp., 7.50%, 02/01/26 (b)		614	599,375
Noble Finance II LLC, 8.00%, 04/15/30 (b)		402	401,754
Northern Oil and Gas, Inc. (b)(g)
8.13%, 03/01/28		1,528	1,508,946
8.75%, 06/15/31		420	417,878
NuStar Logistics LP
6.00%, 06/01/26		234	225,777
6.38%, 10/01/30		30	27,750
Occidental Petroleum Corp., 6.20%, 03/15/40		254	235,509
PBF Holding Co. LLC/PBF Finance Corp., 7.88%, 09/15/30 (b)		175	168,877
PDC Energy, Inc., 5.75%, 05/15/26 (g)		292	290,759
Permian Resources Operating LLC
5.38%, 01/15/26 (b)		82	78,727
7.75%, 02/15/26 (b)		710	709,363
6.88%, 04/01/27 (b)		196	192,303
5.88%, 07/01/29 (b)(g)		503	468,158
7.00%, 01/15/32		238	230,716
Petroleos Mexicanos
3.75%, 02/21/24 (f)	EUR	137	143,071
8.75%, 06/02/29	USD	146	128,127
5.95%, 01/28/31 (g)		183	129,564
6.70%, 02/16/32		44	32,120
Precision Drilling Corp., 6.88%, 01/15/29 (b)		16	14,814
Puma International Financing SA, 5.00%, 01/24/26 (f)		310	277,211
Rockcliff Energy II LLC, 5.50%, 10/15/29 (b)		167	150,731
Rockies Express Pipeline LLC, 4.95%, 07/15/29 (b)		66	58,168
Shell International Finance BV, 4.38%, 05/11/45 (g)		450	351,344
Sitio Royalties Operating Partnership LP/Sitio Finance Corp., 7.88%, 11/01/28 (g)		510	503,064
SM Energy Co.
5.63%, 06/01/25		203	197,599
6.75%, 09/15/26 (g)		221	217,068
6.63%, 01/15/27		27	26,237
6.50%, 07/15/28		200	192,543
Southwestern Energy Co.
5.38%, 02/01/29 (g)		260	240,182
4.75%, 02/01/32		6	5,160
Suncor Energy, Inc., 6.50%, 06/15/38 (g)		800	769,115
Sunoco LP/Sunoco Finance Corp.
6.00%, 04/15/27		75	72,217
5.88%, 03/15/28		147	139,061
7.00%, 09/15/28		252	245,251
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (b)
7.50%, 10/01/25		16	15,762
6.00%, 03/01/27		53	48,489
5.50%, 01/15/28		98	85,853
6.00%, 12/31/30		13	10,944
6.00%, 09/01/31		168	141,367
Transocean Aquila Ltd., 8.00%, 09/30/28 (b)		169	166,526
Transocean Titan Financing Ltd., 8.38%, 02/01/28 (b)		228	228,923
Transocean, Inc. (b)
7.50%, 01/15/26		754	722,226
11.50%, 01/30/27		710	738,847
8.00%, 02/01/27		344	322,892
8.75%, 02/15/30 (g)		1,212	1,208,624

22	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
Valaris Ltd., 8.38%, 04/30/30 (b)	USD	984	$965,550
Venture Global Calcasieu Pass LLC (b)
3.88%, 08/15/29		1,025	852,983
4.13%, 08/15/31		157	126,229
3.88%, 11/01/33 (g)		947	715,599
Venture Global LNG, Inc. (b)
8.13%, 06/01/28 (g)		1,150	1,116,444
9.50%, 02/01/29		2,854	2,899,493
8.38%, 06/01/31		2,176	2,076,459
9.88%, 02/01/32		1,192	1,208,674
Vermilion Energy, Inc., 6.88%, 05/01/30 (b)		204	190,308
Vital Energy, Inc.
10.13%, 01/15/28		296	296,780
9.75%, 10/15/30		296	290,089
Western Midstream Operating LP
5.45%, 04/01/44 (g)		757	582,604
5.30%, 03/01/48		43	32,123
5.50%, 08/15/48 (g)		103	78,097
5.25%, 02/01/50 (g)		481	355,440

			61,235,216

Passenger Airlines — 0.9%
Air Canada, 3.88%, 08/15/26 (b)		582	529,540
American Airlines, Inc. (b)
11.75%, 07/15/25		108	114,426
7.25%, 02/15/28		92	85,544
American Airlines, Inc./AAdvantage Loyalty IP Ltd. (b)(g)
5.50%, 04/20/26		279	271,457
5.75%, 04/20/29		1,196	1,078,801
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd., 6.50%, 06/20/27 (b)(g)		754	744,785
United Airlines Pass-Through Trust, Series 2020-1, Class B, 4.88%, 07/15/27		37	34,954
United Airlines, Inc. (b)(g)
4.38%, 04/15/26		660	612,225
4.63%, 04/15/29		1,136	959,583
VistaJet Malta Finance PLC/Vista Management Holding, Inc., 7.88%, 05/01/27 (b)(g)		165	126,898

			4,558,213

Personal Care Products — 0.1%
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC, 6.63%, 07/15/30 (b)(g)		337	321,067

Pharmaceuticals — 1.2%
AbbVie, Inc. (g)
4.75%, 03/15/45		500	409,817
4.45%, 05/14/46		1,000	777,135
Bayer AG, (5-year EUR Swap + 3.75%), 4.50%, 03/25/82 (a)(f)	EUR	100	98,403
Cheplapharm Arzneimittel GmbH, 3.50%, 02/11/27 (f)		100	96,399
CVS Health Corp., 5.05%, 03/25/48 (g)	USD	1,110	872,554
Gruenenthal GmbH, 4.13%, 05/15/28 (f)	EUR	100	97,353
Jazz Securities DAC, 4.38%, 01/15/29 (b)(g)	USD	200	173,934
Option Care Health, Inc., 4.38%, 10/31/29 (b)(g)		314	262,426
Organon & Co./Organon Foreign Debt Co-Issuer BV (b)(g)
4.13%, 04/30/28		1,153	995,916
5.13%, 04/30/31		200	156,183
Rossini SARL, 6.75%, 10/30/25 (f)	EUR	166	175,012
Teva Pharmaceutical Finance Netherlands II BV, 7.38%, 09/15/29		100	106,731

Security	Par (000)		Value

Pharmaceuticals (continued)
Teva Pharmaceutical Finance Netherlands III BV
7.13%, 01/31/25	USD	200	$197,728
3.15%, 10/01/26 (g)		740	646,087
4.75%, 05/09/27		200	180,000
6.75%, 03/01/28		200	190,910
7.88%, 09/15/29		200	196,150
8.13%, 09/15/31 (g)		200	197,112
Utah Acquisition Sub, Inc., 3.95%, 06/15/26 (g)		650	608,847

			6,438,697

Professional Services — 0.2%
CoreLogic, Inc., 4.50%, 05/01/28 (b)(g)		1,198	949,415

Real Estate Management & Development — 0.3%
Agps Bondco PLC, 2.75%, 11/13/26 (f)(m)(n)	EUR	200	82,870
Anywhere Real Estate Group LLC/Anywhere Co.- Issuer Corp.
7.00%, 04/15/30	USD	348	286,448
7.00%, 04/15/30 (b)		317	260,559
Cushman & Wakefield U.S. Borrower LLC, 8.88%, 09/01/31		295	279,687
Fantasia Holdings Group Co. Ltd. (m)(n)
11.75%, 04/17/22 (f)		430	12,900
11.88%, 06/01/23 (f)		200	6,000
9.25%, 07/28/23 (f)		400	12,000
12.25%, 12/31/79		200	6,000
Fastighets AB Balder, (5-year EUR Swap + 3.19%), 2.87%, 06/02/81 (a)(f)	EUR	100	72,453
Heimstaden Bostad AB, (5-year EUR Swap + 3.15%), 2.63% (a)(f)(i)		100	42,622
Howard Hughes Corp., 5.38%, 08/01/28 (b)(g)	USD	106	93,186
SBB Treasury OYJ, 1.13%, 11/26/29 (f)	EUR	100	57,667
Theta Capital Pte Ltd., 8.13%, 01/22/25 (f)	USD	200	163,026

			1,375,418

Retail REITs — 0.0%
Brookfield Property REIT, Inc./BPR Cumulus LLC/BPR Nimbus LLC/GGSI Sellco LLC, 4.50%, 04/01/27 (b)		204	170,177

Semiconductors & Semiconductor Equipment — 0.6%
Broadcom, Inc., 4.15%, 04/15/32 (b)(g)		1,000	846,112
NCR Atleos Escrow Corp., 9.50%, 04/01/29		327	320,535
QUALCOMM, Inc., 4.65%, 05/20/35 (g)		400	363,906
Sensata Technologies BV (b)
5.00%, 10/01/25		368	357,795
5.88%, 09/01/30		309	282,220
Sensata Technologies, Inc., 4.38%, 02/15/30 (b)		1,020	862,122
Synaptics, Inc., 4.00%, 06/15/29 (b)		216	178,200

			3,210,890

Software — 3.0%
ACI Worldwide, Inc., 5.75%, 08/15/26 (b)		510	488,204
Alteryx, Inc., 8.75%, 03/15/28 (b)(g)		320	315,999
Boxer Parent Co., Inc.
6.50%, 10/02/25 (f)	EUR	100	104,363
7.13%, 10/02/25 (b)	USD	761	750,692
9.13%, 03/01/26 (b)		682	677,737
Capstone Borrower, Inc., 8.00%, 06/15/30 (b)		394	382,180
Central Parent, Inc./CDK Global, Inc., 7.25%, 06/15/29 (b)(g)		711	683,049
Cloud Software Group, Inc. (b)(g)
6.50%, 03/31/29		4,529	3,976,225
9.00%, 09/30/29		1,904	1,621,418
Consensus Cloud Solutions, Inc. (b)
6.00%, 10/15/26		91	84,285
6.50%, 10/15/28		83	68,786

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Software (continued)
Crowdstrike Holdings, Inc., 3.00%, 02/15/29	USD	53	$44,301
Elastic NV, 4.13%, 07/15/29 (b)(g)		481	405,370
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL, 4.63%, 05/01/28 (b)		200	167,902
Iron Mountain Information Management Services, Inc., 5.00%, 07/15/32 (b)		323	264,297
McAfee Corp., 7.38%, 02/15/30 (b)(g)		1,285	1,027,969
MicroStrategy, Inc., 6.13%, 06/15/28 (b)		577	522,185
Open Text Corp., 6.90%, 12/01/27 (b)		1,243	1,236,841
Oracle Corp., 3.60%, 04/01/50 (g)		250	153,193
Playtika Holding Corp., 4.25%, 03/15/29 (b)		101	81,481
Sabre Global, Inc., 8.63%, 06/01/27 (g)		752	623,674
SS&C Technologies, Inc., 5.50%, 09/30/27 (b)		1,484	1,392,396
Veritas U.S., Inc./Veritas Bermuda Ltd., 7.50%, 09/01/25 (b)(g)		372	304,528

			15,377,075

Specialty Retail (b) — 0.2%
PetSmart, Inc./PetSmart Finance Corp.
4.75%, 02/15/28		436	385,807
7.75%, 02/15/29 (g)		895	823,975

			1,209,782

Technology Hardware, Storage & Peripherals (b) — 0.2%
Seagate HDD Cayman
8.25%, 12/15/29 (g)		588	597,542
8.50%, 07/15/31		615	625,801

			1,223,343

Textiles, Apparel & Luxury Goods (b) — 0.0%
Hanesbrands, Inc., 4.88%, 05/15/26 (g)		175	160,792
Levi Strauss & Co., 3.50%, 03/01/31		21	16,350

			177,142

Tobacco (g) — 0.3%
Altria Group, Inc., 4.50%, 05/02/43		750	529,431
Philip Morris International, Inc., 4.38%, 11/15/41		900	676,675
Reynolds American, Inc., 5.85%, 08/15/45		715	558,931

			1,765,037

Transportation Infrastructure — 0.4%
Aeropuerto Internacional de Tocumen SA, 5.13%, 08/11/61 (b)		320	213,690
Azzurra Aeroporti SpA, 2.13%, 05/30/24 (f)	EUR	100	103,735
DP World Salaam, (5-year CMT + 5.75%), 6.00% (a)(f)(i)	USD	200	195,252
FedEx Corp. (g)
3.90%, 02/01/35		500	402,593
4.75%, 11/15/45		500	388,090
GMR Hyderabad International Airport Ltd., 4.25%, 10/27/27 (f)		200	175,386
Heathrow Finance PLC, 4.38%, 09/01/29 (c)(f)	GBP	100	97,222
Transurban Finance Co. Pty. Ltd., 4.13%, 02/02/26 (b)(g)	USD	520	498,763

			2,074,731

Wireless Telecommunication Services — 1.1%
Altice Financing SA, 5.75%, 08/15/29 (b)		1,378	1,065,618
Altice France SA, 2.13%, 02/15/25 (f)	EUR	100	97,980
Altice France SA/France
5.88%, 02/01/27 (f)		100	87,600
8.13%, 02/01/27 (b)	USD	570	480,490
5.50%, 01/15/28 (b)		357	265,261

Security	Par (000)		Value

Wireless Telecommunication Services (continued)
Altice France SA/France (continued)
5.13%, 07/15/29 (b)(g)	USD	1,206	$825,702
5.50%, 10/15/29 (b)		400	275,160
Kenbourne Invest SA, 6.88%, 11/26/24 (b)		205	153,750
Millicom International Cellular SA, 5.13%, 01/15/28 (f)		283	242,329
SBA Communications Corp.
3.13%, 02/01/29 (g)		1,344	1,111,224
3.88%, 02/15/27		27	24,589
VF Ukraine PAT via VFU Funding PLC, 6.20%, 02/11/25 (f)		208	154,359
Vmed O2 U.K. Financing I PLC
4.00%, 01/31/29 (f)	GBP	100	100,427
4.50%, 07/15/31 (f)		100	94,501
4.75%, 07/15/31 (b)(g)	USD	562	452,357
Vodafone Group PLC, (5-year EUR Swap + 3.49%), 6.50%, 08/30/84 (a)(f)	EUR	100	105,935

			5,537,282

Total Corporate Bonds — 84.3% (Cost: $481,445,571)			439,042,769

Floating Rate Loan Interests (a)

Aerospace & Defense — 0.4%
Bleriot U.S. Bidco, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.65%, 10/31/28	USD	79	78,814
Dynasty Acquisition Co., Inc., 2023 Term Loan B1, (1-mo. CME Term SOFR + 4.00%), 9.32%, 08/24/28		261	257,392
Peraton Corp.
2nd Lien Term Loan B1, (3-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.23%, 02/01/29		744	716,078
Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.17%, 02/01/28		958	939,425
Standard Aero Ltd., 2023 Term Loan B2, (1-mo. CME Term SOFR + 4.00%), 9.32%, 08/24/28		112	110,311

			2,102,020

Air Freight & Logistics — 0.1%
Clue Opco LLC, Term Loan B, 09/20/30 (o)		268	254,935

Automobile Components — 0.0%
Tenneco, Inc., 2022 Term Loan B, (3-mo. CME Term SOFR + 5.00%), 10.48%, 11/17/28		234	194,257

Beverages — 0.0%
Mauser Packaging Solutions Holding Co., Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.32%, 08/14/26		13	12,896
Naked Juice LLC
2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.49%, 01/24/30		38	30,364
Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.74%, 01/24/29		32	29,276

			72,536

Broadline Retail — 0.0%
PUG LLC, USD Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.94%, 02/12/27		119	112,320

24	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Building Products — 0.1%
SRS Distribution, Inc., 2022 Incremental Term Loan, (1-mo. CME Term SOFR + 3.50%), 8.82%, 06/02/28	USD	247	$240,260

Capital Markets — 0.1%
Ascensus Holdings, Inc., 2021 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.18%, 08/02/29		232	220,226
Osaic Holdings, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR + 4.50%), 9.82%, 08/17/28		152	151,595

			371,821

Chemicals — 0.4%
Arc Falcon I, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 09/30/28		221	212,462
Aruba Investments Holdings LLC, 2020 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 7.75%), 13.17%, 11/24/28		118	108,906
Ascend Performance Materials Operations LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.32%, 08/27/26		13	12,103
Discovery Purchaser Corp., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.38%), 9.77%, 10/04/29		663	614,565
Herens U.S. Holdco Corp., USD Term Loan B, (3-mo. CME Term SOFR + 3.93%), 9.42%, 07/03/28		178	149,886
Momentive Performance Materials Inc., 2023 Term Loan, (1-mo. CME Term SOFR + 4.50%), 9.82%, 03/29/28		276	261,834
Nouryon USA LLC, 2023 USD Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.43%, 04/03/28		308	301,003
Olympus Water U.S. Holding Corp., 2023 Incremental Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 5.00%), 10.39%, 11/09/28		32	31,637
WR Grace Holdings LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.40%, 09/22/28		252	247,055

			1,939,451

Commercial Services & Supplies — 0.1%
Amentum Government Services Holdings LLC, Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.44%, 01/29/27		78	76,800
KDC/ONE Development Corp., Inc., 2023 USD Term Loan B, (1-mo. CME Term SOFR + 5.00%), 10.32%, 08/15/28		252	241,711
PECF USS Intermediate Holding III Corp., Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.89%, 12/15/28		262	197,171
TruGreen LP, 2020 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.50%), 14.14%, 11/02/28		201	127,971

			643,653

Communications Equipment — 0.1%
Viasat, Inc., 2023 Term Loan, 05/30/30 (o)		317	292,632

Security	Par (000)			Value

Construction & Engineering — 0.3%
Brand Industrial Services, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.87%, 08/01/30	USD	1,287		$1,238,769
Propulsion BC Newco LLC, Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.14%, 09/14/29		157		156,326

				1,395,095

Consumer Finance — 0.0%
Credito Real SAB de CV Sofom ENR, Term Loan B, 0.00%, 02/17/24 (d)(m)(n)		56		6,160

Containers & Packaging — 0.0%
Trident TPI Holdings, Inc., 2023 USD Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.89%, 09/15/28		197		196,241

Diversified Consumer Services — 0.1%
Ascend Learning LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.75%), 11.17%, 12/10/29		157		132,011
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.92%, 12/11/28		204		189,133
Sotheby’s, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.50%), 10.16%, 01/15/27		—	(e)	1

				321,145

Diversified Telecommunication Services — 0.2%
Frontier Communications Holdings LLC, 2021 1st Lien Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.19%, 10/08/27		221		212,038
Radiate Holdco LLC, 2021 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 3.25%), 8.69%, 09/25/26		231		190,412
Zayo Group Holdings, Inc., USD Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.44%, 03/09/27		518		436,195

				838,645

Energy Equipment & Services — 0.0%
Lealand Finance Co. BV, 2020 Make Whole Term Loan, (1-mo. CME Term SOFR + 3.00%), 8.44%, 06/28/24 (d)		17		12,044

Financial Services — 0.2%
Deerfield Dakota Holding LLC
2020 USD Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.14%, 04/09/27		63		61,235
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 6.75%), 12.40%, 04/07/28		274		257,048
GIP Pilot Acquisition Partners LP, Term Loan, (3-mo. CME Term SOFR + 3.00%), 8.39%, 10/04/30 (d)		159		158,603
White Cap Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.75%), 9.07%, 10/19/27		424		420,370

				897,256

Food Products — 0.0%
Chobani LLC, 2020 Term Loan B, (1-mo. CME Term SOFR at 1.00% Floor + 3.50%), 8.94%, 10/25/27		61		60,544

Health Care Equipment & Supplies — 0.2%
Bausch & Lomb Corp., 2023 Incremental Term Loan, (1-mo. CME Term SOFR + 4.00%), 9.32%, 09/29/28		267		256,320

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Health Care Equipment & Supplies (continued)
Bausch and Lomb, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.76%, 05/10/27	USD	331	$316,624
Chariot Buyer LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.67%, 11/03/28		218	211,399

			784,343

Health Care Providers & Services — 0.1%
LifePoint Health, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 5.50%), 11.17%, 11/16/28		200	188,501
Quorum Health Corp., 2020 Term Loan, (3-mo. CME Term SOFR at 1.00% Floor + 8.25%), 13.76%, 04/29/25		300	180,086
Surgery Center Holdings, Inc., 2021 Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.20%, 08/31/26		130	130,135

			498,722

Health Care Technology — 0.8%
AthenaHealth Group, Inc., 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.58%, 02/15/29		2,300	2,224,927
Gainwell Acquisition Corp., Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.49%, 10/01/27		552	526,971
Polaris Newco LLC, USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.44%, 06/02/28		362	341,560
Verscend Holding Corp., 2021 Term Loan B, (1-mo. CME Term SOFR + 4.00%), 9.44%, 08/27/25		1,230	1,227,691

			4,321,149

Hotels, Restaurants & Leisure — 0.1%
Fertitta Entertainment LLC, 2022 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 01/27/29		259	252,902
Stars Group Holdings BV, 2018 USD Incremental Term Loan, (3-mo. CME Term SOFR + 2.25%), 7.90%, 07/21/26		39	38,722

			291,624

Household Durables — 0.1%
Hunter Douglas, Inc., USD Term Loan B1, (3-mo. CME Term SOFR + 3.50%), 8.89%, 02/26/29		274	257,982
Sunset Debt Merger Sub, Inc., 2021 Term Loan B, (1-mo. CME Term SOFR at 0.75% Floor + 4.00%), 9.44%, 10/06/28		529	429,958

			687,940

Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2023 Term Loan B5, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.83%, 11/05/27		81	80,392
HUB International Ltd., 2023 Term Loan B, (3-mo. CME Term SOFR at 0.75% Floor + 4.25%), 9.66%, 06/20/30		104	103,936

Security	Par (000)		Value

Insurance (continued)
Jones Deslauriers Insurance Management, Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.62%, 03/15/30	USD	168	$167,580
Ryan Specialty Group LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 3.00%), 8.42%, 09/01/27		231	230,283

			582,191

Interactive Media & Services — 0.0%
Acuris Finance U.S., Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.54%, 02/16/28		125	122,559

IT Services — 0.1%
Camelot Finance SA, Term Loan B, (1-mo. CME Term SOFR + 3.00%), 8.44%, 10/30/26		168	167,796
Project Alpha Intermediate Holding, Inc., 2023 1st Lien Term Loan B, 10/28/30 (o)		241	233,582

			401,378

Leisure Products — 0.0%
Peloton Interactive, Inc., Term Loan, (6-mo. CME Term SOFR at 0.50% Floor + 6.50%), 12.26%, 05/25/27		130	130,513

Life Sciences Tools & Services — 0.1%
Star Parent, Inc., Term Loan B, (3 mo. CME Term SOFR + 4.00%), 9.39%, 09/27/30		573	545,459

Machinery — 0.5%
Madison IAQ LLC, Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.25%), 8.70%, 06/21/28		155	148,940
Roper Industrial Products Investment Co., USD Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.89%, 11/22/29		320	318,880
SPX Flow, Inc., 2022 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.92%, 04/05/29		468	463,300
Titan Acquisition Ltd., 2018 Term Loan B, (3-mo. LIBOR US + 3.00%), 8.73%, 03/28/25		1,840	1,810,287

			2,741,407

Media — 0.5%
AVSC Holding Corp., 2018 2nd Lien Term Loan, (1-mo. CME Term SOFR at 1.00% Floor + 7.25%), 12.69%, 09/01/25		311	266,276
Clear Channel Outdoor Holdings, Inc., Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.14%, 08/21/26		1,109	1,063,134
DirecTV Financing LLC, Term Loan, (1-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.44%, 08/02/27		1,019	990,127

			2,319,537

Metals & Mining — 0.0%
Arsenal AIC Parent LLC, Term Loan, (3-mo. CME Term SOFR + 4.50%), 9.88%, 08/18/30		193	191,882

Oil, Gas & Consumable Fuels — 0.3%
Freeport LNG Investments LLLP, Term Loan B, (3-mo. CME Term SOFR + 3.50%), 9.18%, 12/21/28		369	361,972

26	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Oil, Gas & Consumable Fuels (continued)
M6 ETX Holdings II Midco LLC, Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.50%), 9.92%, 09/19/29	USD	142	$141,493
New Fortress Energy, Inc., Term Loan, 10/27/28 (d)(o)		1,323	1,217,160

			1,720,625

Passenger Airlines — 0.2%
AAdvantage Loyalty IP Ltd., 2021 Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 4.75%), 10.43%, 04/20/28		673	681,672
Mileage Plus Holdings LLC, 2020 Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 5.25%), 10.80%, 06/21/27		172	176,307
SkyMiles IP Ltd., 2020 Skymiles Term Loan B, (3-mo. CME Term SOFR at 1.00% Floor + 3.75%), 9.17%, 10/20/27		222	227,271

			1,085,250

Pharmaceuticals — 0.0%
Amneal Pharmaceuticals LLC, 2018 Term Loan B, (1-mo. CME Term SOFR + 3.50%), 8.94%, 05/04/25		88	86,417

Professional Services — 0.1%
CoreLogic, Inc., Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.94%, 06/02/28		165	149,940
Galaxy U.S. Opco, Inc., Term Loan, (3-mo. CME Term SOFR at 0.50% Floor + 4.75%), 10.13%, 04/29/29		169	156,593
OMNIA Partners LLC Delayed Draw Term Loan, 0.00%, 07/25/30		16	16,013
Term Loan B, (3-mo. CME Term SOFR + 4.25%), 9.63%, 07/25/30		118	117,261
VS Buyer LLC, Term Loan B, (1-mo. CME Term SOFR + 3.25%), 8.67%, 02/28/27		91	89,878

			529,685

Real Estate Management & Development — 0.0%
Cushman & Wakefield U.S. Borrower LLC, 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 01/31/30 (d)		155	148,318

Software — 1.5%
Boxer Parent Co., Inc.
2021 USD 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.50%), 10.94%, 02/27/26		529	524,593
2021 USD Term Loan, (1-mo. CME Term SOFR + 3.75%), 9.19%, 10/02/25		211	210,477
Central Parent Inc., 2023 Term Loan B, (3-mo. CME Term SOFR + 4.00%), 9.41%, 07/06/29		128	127,195
Cloud Software Group, Inc., 2022 USD Term Loan B, (3-mo. CME Term SOFR + 4.50%), 9.99%, 03/30/29		1,001	950,251
Cloudera, Inc.
2021 Second Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.00%), 11.42%, 10/08/29		442	395,026
2021 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.17%, 10/08/28		338	324,038

Security	Par (000)			Value

Software (continued)
Delta TopCo, Inc., 2020 Term Loan B, (6-mo. CME Term SOFR at 0.75% Floor + 3.75%), 9.07%, 12/01/27	USD	309		$303,479
Helios Software Holdings, Inc., 2021 USD Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.29%, 03/11/28		64		61,989
Magenta Buyer LLC
2021 USD 1st Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 5.00%), 10.64%, 07/27/28		791		553,417
2021 USD 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 8.25%), 13.89%, 07/27/29		530		227,900
McAfee Corp., 2022 USD Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.16%, 03/01/29		868		828,419
MH Sub I LLC
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR + 6.25%), 11.57%, 02/23/29		66		57,173
2023 Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.25%), 9.57%, 05/03/28		823		785,445
Planview Parent, Inc., 2nd Lien Term Loan, (3-mo. CME Term SOFR at 0.75% Floor + 7.25%), 12.74%, 12/18/28		195		176,637
Proofpoint, Inc., 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 6.25%), 11.69%, 08/31/29		472		471,979
Sabre Global, Inc.
2021 Term Loan B1, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.94%, 12/17/27		71		60,145
2021 Term Loan B2, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.94%, 12/17/27		111		94,349
Sophia LP, 2021 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.50%), 8.92%, 10/07/27		768		757,968
SS&C Technologies, Inc.
2018 Term Loan B3, (1-mo. CME Term SOFR + 1.75%), 7.19%, 04/16/25		78		78,263
2018 Term Loan B4, (1-mo. CME Term SOFR + 1.75%), 7.19%, 04/16/25		66		66,236
UKG, Inc.
2021 2nd Lien Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 5.25%), 10.76%, 05/03/27		556		555,098
Term Loan B, (3-mo. CME Term SOFR + 3.75%), 9.23%, 05/04/26		206		205,979

				7,816,056

Specialty Retail — 0.0%
Staples, Inc., 7 Year Term Loan, (3-mo. LIBOR US + 5.00%), 10.63%, 04/16/26		—	(e)	2

Textiles, Apparel & Luxury Goods — 0.0%
Hanesbrands, Inc., 2023 Term Loan B, (1-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.07%, 03/08/30 (d)		68		66,648

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Transportation Infrastructure — 0.1%
Apple Bidco LLC, 2022 Incremental Term Loan, (1-mo. CME Term SOFR at 0.50% Floor + 4.00%), 9.32%, 09/22/28	USD	219	$218,247
Brown Group Holding LLC, 2022 Incremental Term Loan B2, (3-mo. CME Term SOFR at 0.50% Floor + 3.75%), 9.13%, 07/02/29		303	302,212

			520,459

Wireless Telecommunication Services — 0.1%
Digicel International Finance Ltd. 2017 Term Loan B, (3-mo. LIBOR US + 3.25%), 8.90%, 05/28/24		697	636,785
2017 Term Loan B1, 05/27/24 (o)		30	27,598

			664,383

Total Floating Rate Loan Interests — 7.0% (Cost: $37,575,413)			36,207,562

Foreign Agency Obligations

Bahrain — 0.0%
Bahrain Government International Bond, 5.45%, 09/16/32 (f)		200	168,250

Chile — 0.0%
Chile Government International Bond, 4.34%, 03/07/42 (g)		200	154,500

Colombia — 0.1%
Colombia Government International Bond
4.50%, 01/28/26 (g)		200	191,560
3.88%, 03/22/26	EUR	100	101,716
3.13%, 04/15/31 (g)	USD	200	147,300
8.00%, 04/20/33 (g)		200	194,700

			635,276

Dominican Republic — 0.2%
Dominican Republic International Bond
6.88%, 01/29/26 (f)		107	106,411
5.95%, 01/25/27 (f)		176	169,120
4.50%, 01/30/30 (b)		200	169,100
7.05%, 02/03/31 (b)		150	143,700
4.88%, 09/23/32 (b)		162	130,977

			719,308

Egypt — 0.0%
Egypt Government International Bond, 7.50%, 02/16/61 (b)		200	98,500

Guatemala — 0.1%
Guatemala Government Bond
5.38%, 04/24/32 (b)		200	177,700
6.60%, 06/13/36		200	184,800
4.65%, 10/07/41 (b)		200	138,000

			500,500

Hungary — 0.0%
Hungary Government International Bond, 5.38%, 03/25/24		64	63,802

Indonesia — 0.0%
Perusahaan Penerbit SBSN Indonesia III, 4.40%, 06/06/27 (b)(g)		200	191,266

Security	Par (000)		Value

Ivory Coast — 0.1%
Ivory Coast Government International Bond, 6.38%, 03/03/28 (f)(g)	USD	365	$338,538

Mexico — 0.1%
Mexico Government International Bond
3.75%, 01/11/28 (g)		300	276,600
6.35%, 02/09/35		200	190,600

			467,200

Morocco — 0.1%
Morocco Government International Bond, 5.95%, 03/08/28 (b)		200	195,750

Nigeria — 0.0%
Nigeria Government International Bond, 8.38%, 03/24/29 (b)		200	174,750

Oman — 0.1%
Oman Government International Bond, 6.75%, 01/17/48 (f)		309	275,396

Panama — 0.1%
Panama Government International Bond
6.40%, 02/14/35 (g)		337	306,333
6.85%, 03/28/54		200	170,600

			476,933

Peru — 0.1%
Corp. Financiera de Desarrollo SA, 4.75%, 07/15/25 (f)		379	367,262
Peruvian Government International Bond (g)
2.78%, 01/23/31		117	93,717
1.86%, 12/01/32		356	250,446

			711,425

Poland — 0.0%
Republic of Poland Government International Bond
4.88%, 10/04/33 (g)		138	127,632
5.50%, 04/04/53		71	62,371

			190,003

Romania — 0.1%
Romanian Government International Bond
5.25%, 11/25/27 (b)(g)		168	162,285
2.88%, 03/11/29 (f)	EUR	140	130,137
2.50%, 02/08/30 (f)		150	130,765
2.12%, 07/16/31 (f)		168	130,846

			554,033

Saudi Arabia — 0.1%
Saudi Government International Bond, 4.50%, 04/17/30 (f)(g)	USD	362	338,470

Senegal — 0.0%
Senegal Government International Bond, 6.25%, 05/23/33 (f)(g)		231	182,779

South Africa — 0.1%
Republic of South Africa Government International Bond
5.88%, 04/20/32 (g)		390	329,063
5.00%, 10/12/46		200	121,000

			450,063

28	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Ukraine — 0.0%
Ukraine Government International Bond (m)(n)
7.75%, 09/01/27 (f)	USD	107	$30,388
7.25%, 03/15/35 (b)		371	93,307

			123,695

Total Foreign Agency Obligations — 1.3% (Cost: $7,918,329)			7,010,437

Municipal Bonds

Illinois — 0.1%
State of Illinois, GO, 5.10%, 06/01/33		800	742,677

Total Municipal Bonds — 0.1% (Cost: $790,464)			742,677

Non-Agency Mortgage-Backed Securities

Collateralized Mortgage Obligations — 15.3%
Ajax Mortgage Loan Trust, Series 2017-D, Class B, 0.00%, 12/25/57 (a)(b)		12	5,442
Alternative Loan Trust
Series 2006-J8, Class A5, 6.00%, 02/25/37		1,754	723,110
Series 2007-19, Class 1A1, 6.00%, 08/25/37		545	265,787
Bravo Residential Funding Trust Class A1, 6.44%, 05/25/63		1,373	1,356,188
Series 2021-NQM1, Class A1, 0.94%, 02/25/49 (a)(b)		631	547,220
Series 2023-NQM3, Class A1, 4.85%, 09/25/62 (b)(c)		402	376,476
Chase Home Lending Mortgage Trust, Series 2019- ATR1, Class A12, 6.50%, 04/25/49 (a)(b)		368	355,411
CHL Mortgage Pass-Through Trust
Series 2007-J2, Class 2A1, (1-mo. Term SOFR + 0.76%), 6.00%, 07/25/37 (a)		2,640	703,964
Series 2007-J2, Class 2A8, 6.00%, 07/25/37		1,458	504,931
CIM Trust Class A1, 6.64%, 12/25/67		1,252	1,238,843
Series 2023-IA, Class A1, 6.03%, 04/25/58 (b)(c)		1,272	1,248,915
Citigroup Mortgage Loan Trust, Series 2006-AR7, Class 2A3A, 4.44%, 11/25/36 (a)		647	603,099
COLT Mortgage Loan Trust
Class A1, 6.60%, 07/25/68		1,403	1,391,929
Series 2020-2, Class M1, 5.25%, 03/25/65 (a)(b)		2,550	2,338,997
Series 2020-3, Class M1, 3.36%, 04/27/65 (a)(b)		2,850	2,503,734
Series 2022-1, Class A1, 4.55%, 04/25/67 (a)(b)		1,347	1,245,436
Series 2022-7, Class A1, 5.16%, 04/25/67 (b)(c)		2,266	2,165,378
Series 2022-9, Class A1, 6.79%, 12/25/67 (b)(c)		319	317,740
Countrywide Alternative Loan Trust
Series 2005-9CB, Class 1A3, (1-mo. Term SOFR + 0.56%), 5.50%, 05/25/35 (a)		1,208	1,029,275
Series 2006-40T1, Class 2A5, (1-mo. Term SOFR + 0.51%), 5.84%, 12/25/36 (a)		2,273	529,760
Series 2006-7CB, Class 2A1, 6.50%, 05/25/36		1,402	645,795
Series 2006-J7, Class 2A1, (1-mo. LIBOR US + 1.50%), 6.93%, 11/20/46 (a)		2,553	1,885,880
Series 2006-OA14, Class 3A1, (12-mo. MTA + 0.85%), 5.65%, 11/25/46 (a)		4,202	3,386,206
Series 2006-OA16, Class A2, (1-mo. Term SOFR + 0.49%), 5.82%, 10/25/46 (a)		2,663	2,328,877
Series 2006-OA18, Class A1, (1-mo. Term SOFR + 0.35%), 5.68%, 12/25/46 (a)		1,551	1,293,284
Series 2006-OA6, Class 1A1A, (1-mo. Term SOFR + 0.53%), 5.86%, 07/25/46 (a)		3,069	2,422,554

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Countrywide Alternative Loan Trust (continued)
Series 2006-OA8, Class 1A1, (1-mo. Term SOFR + 0.49%), 5.82%, 07/25/46 (a)	USD	1,053	$866,096
Series 2007-12T1, Class A22, 5.75%, 06/25/37		3,243	1,386,770
Series 2007-12T1, Class A5, 6.00%, 06/25/37		1,574	700,261
Series 2007-22, Class 2A16, 6.50%, 09/25/37		6,983	2,574,033
Series 2007-23CB, Class A1, 6.00%, 09/25/37		3,986	1,925,198
Series 2007-4CB, Class 1A3, (1-mo. Term SOFR + 0.46%), 5.75%, 04/25/37 (a)		1,553	1,174,405
Series 2007-OA2, Class 1A1, (12-mo. MTA + 0.84%), 5.64%, 03/25/47 (a)		1,782	1,447,392
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA5, Class 3A1, (1-mo. Term SOFR + 0.51%), 5.84%, 04/25/46 (a)		3,625	3,279,114
Credit Suisse Mortgage Capital Certificates Trust, Series 2022-NQM5, Class A1, 5.17%, 05/25/67 (a)(b)		2,723	2,600,363
CSMC Trust (a)(b)
Series 2011-4R, Class 1A2, (1-mo. Term SOFR + 1.61%), 6.94%, 09/27/37		1,180	942,248
Series 2021-NQM2, Class M1, 2.28%, 02/25/66		1,500	812,382
Ellington Financial Mortgage Trust (a)(b)
Series 2020-1, Class M1, 5.24%, 05/25/65		500	449,287
Series 2021-2, Class A1, 0.93%, 06/25/66		200	151,362
Flagstar Mortgage Trust, Series 2021-4, Class A1, 2.50%, 06/01/51 (a)(b)		2,104	1,534,371
GCAT Trust, Series 2022-NQM3, Class A1, 4.35%, 04/25/67 (a)(b)		964	877,859
Homeward Opportunities Fund Trust, Series 2022-1, Class A1, 5.08%, 07/25/67 (b)(c)		1,032	988,859
JP Morgan Mortgage Trust (a)(b)
Series 2022-DSC1, Class A1, 4.75%, 01/25/63		521	465,669
Series 2023-DSC1, Class A1, 4.63%, 07/25/63		332	293,128
MFA Trust
Class A1, 6.62%, 07/25/68		1,781	1,765,717
Series 2021-NQM1, Class M1, 2.31%, 04/25/65 (a)(b)		2,000	1,396,868
Mill City Mortgage Trust, Series 2023-NQM2, Class A1, 6.24%, 12/25/67 (b)(c)		1,726	1,705,339
Morgan Stanley Re-REMIC Trust, Series 2010-R5, Class 7B, 3.18%, 05/26/37 (b)(c)		3,765	3,678,107
Nomura Asset Acceptance Corp. Alternative Loan Trust, Series 2006-AF1, Class 1A2, 6.16%, 05/25/36 (a)		6,629	1,213,852
OBX Trust
Class A1, 6.52%, 07/25/63		1,600	1,587,288
Series 2022-NQM9, Class A1A, 6.45%, 09/25/62 (b)(c)		542	535,557
Series 2023-NQM1, Class A1, 6.12%, 11/25/62 (a)(b)		463	455,729
Onslow Bay Financial LLC, Class A1A, 6.57%, 06/25/63		1,541	1,527,124
PRKCM Trust, Class A1, 6.48%, 06/25/58		1,548	1,528,714
Residential Asset Securitization Trust, Series 2006-A8, Class 2A5, (1-mo. Term SOFR + 0.71%), 6.04%, 08/25/36 (a)		6,276	1,301,157
SG Residential Mortgage Trust, Series 2022-2, Class A1, 5.35%, 08/25/62 (b)(c)		679	649,901
Spruce Hill Mortgage Loan Trust, Series 2022-SH1, Class A1A, 4.10%, 07/25/57 (b)(c)		673	610,165
STAR Trust, Series 2021-1, Class M1, 2.36%, 05/25/65 (a)(b)		1,750	1,217,544
Starwood Mortgage Residential Trust, Series 2020-3, Class M1, 3.54%, 04/25/65 (a)(b)		1,057	799,382

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Collateralized Mortgage Obligations (continued)
Verus Securitization Trust
Class A1, 6.48%, 06/25/68	USD	1,345	$1,331,965
Series 2022-3, Class A1, 4.13%, 02/25/67 (b)(c)		467	412,040
Series 2022-7, Class A1, 5.15%, 07/25/67 (b)(c)		1,794	1,722,212
Series 2022-INV2, Class A1, 6.79%, 10/25/67 (b)(c)		484	481,160
Series 2023-1, Class A1, 5.85%, 12/25/67 (b)(c)		307	300,885
Visio Trust, Class A1, 6.60%, 10/25/58		1,616	1,603,772

			79,707,506

Commercial Mortgage-Backed Securities — 4.2%
American Homes 4 Rent Trust, Series 2014-SFR2, Class E, 6.23%, 10/17/36 (b)		2,000	1,983,020
Beast Mortgage Trust, Series 2021-SSCP, Class A, (1-mo. Term SOFR + 0.86%), 6.20%, 04/15/36 (a)(b)		480	467,963
BX Commercial Mortgage Trust (a)(b)
Series 2019-XL, Class A, (1-mo. Term SOFR + 1.03%), 6.37%, 10/15/36		916	910,619
Series 2021-CIP, Class A, (1-mo. Term SOFR + 1.04%), 6.37%, 12/15/38		600	584,213
Series 2021-SOAR, Class A, (1-mo. Term SOFR + 0.78%), 6.12%, 06/15/38		1,532	1,500,663
Series 2022-LP2, Class A, (1-mo. Term SOFR + 1.01%), 6.35%, 02/15/39		1,353	1,312,990
BX Trust (a)(b)
Series 2021-LBA, Class AJV, (1-mo. Term SOFR + 0.91%), 6.25%, 02/15/36		1,650	1,614,342
Series 2022-GPA, Class A, (1-mo. Term SOFR + 2.17%), 7.50%, 08/15/39		650	650,407
Series 2023, Class A, (1-mo. Term SOFR + 2.69%), 8.02%, 05/15/38		140	140,131
BX Trust 2022-GPA, Series 2022, Class B, (1-mo. Term SOFR + 2.66%), 8.00%, 08/15/41 (a)(b)		278	278,174
CENT Trust, (1-mo. Term SOFR + 2.62%), 7.94%, 09/15/28 (a)		1,081	1,084,408
Cold Storage Trust (a)(b)
Series 2020-ICE5, Class A, (1-mo. Term SOFR + 1.01%), 6.35%, 11/15/37		101	100,121
Series 2020-ICE5, Class F, (1-mo. Term SOFR + 3.61%), 8.94%, 11/15/37		280	275,857
CSMC BHAR, Series 2021-BHAR, Class C, (1-mo. Term SOFR + 2.11%), 7.45%, 11/15/38 (a)(b)		270	263,429
CSMC Trust, Series 2020-NET, Class A, 2.26%, 08/15/37 (b)		485	439,167
Extended Stay America Trust (a)(b)
Series 2021-ESH, Class D, (1-mo. Term SOFR + 2.36%), 7.70%, 07/15/38		313	307,154
Series 2021-ESH, Class F, (1-mo. Term SOFR + 3.81%), 9.15%, 07/15/38		859	833,401
GS Mortgage Securities Corp II, 7.68%, 09/10/38		275	264,736
GS Mortgage Securities Corp Trust, 8.12%, 03/15/28		550	543,803
Independence Plaza Trust, Series 2018-INDP, Class A, 3.76%, 07/10/35 (b)		1,000	937,219
JP Morgan Chase Commercial Mortgage Securities Trust 2.85%, 09/06/38		275	234,320
Series 2022-ACB, Class A, (30-day Avg SOFR + 1.40%), 6.72%, 03/15/39 (a)(b)		1,600	1,569,926
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2006-1A, Class B, (1-mo. Term SOFR + 1.11%), 6.44%, 04/25/31 (a)(b)		100	99,625

Security	Par (000)		Value

Commercial Mortgage-Backed Securities (continued)
MED Trust (a)(b)
Series 2021, Class A, (1-mo. Term SOFR + 1.06%), 6.40%, 11/15/38	USD	1,065	$1,033,533
Series 2023, Class E, (1-mo. Term SOFR + 3.26%), 8.60%, 11/15/38		390	370,577
MF1 2021-W10X, Series 2021-W10, Class A, (1-mo. Term SOFR + 1.07%), 6.40%, 12/15/34 (a)(b)		520	505,559
Taubman Centers Commercial Mortgage Trust, Series 2022-DPM, Class A, (1-mo. Term SOFR + 2.19%), 7.52%, 05/15/37 (a)(b)		500	492,344
Wells Fargo Commercial Mortgage Trust
Series 2016-LC25, Class A4, 3.64%, 12/15/59		1,600	1,476,449
Series 2020, Class B, (1-mo. Term SOFR + 1.45%), 6.79%, 02/15/37 (a)(b)		780	768,862
Series 2020, Class D, (1-mo. Term SOFR + 2.20%), 7.54%, 02/15/37 (a)(b)		800	779,282

			21,822,294

Total Non-Agency Mortgage-Backed Securities — 19.5% (Cost: $120,751,008)			101,529,800

Preferred Securities

Capital Trusts — 4.0%

Automobiles — 0.1%
General Motors Financial Co., Inc., Series C, 5.70% (a)(i)		395	331,707

Banks (a)(i) — 1.1%
AIB Group PLC, 5.25% (f)	EUR	200	201,919
Bank of East Asia Ltd., 5.88% (f)	USD	250	213,853
Nordea Bank Abp, 3.75% (b)		560	401,081
PNC Financial Services Group, Inc. (g)
Series V, 6.20%		377	335,411
Series W, 6.25%		380	312,740
Rizal Commercial Banking Corp., 6.50% (f)		200	179,956
Wells Fargo & Co. (g)
7.63%		571	571,741
Series S, 5.90%		3,000	2,949,916
Woori Bank, 4.25% (f)		250	240,469

			5,407,086

Capital Markets — 0.4%
Bank of New York Mellon Corp., Series I, 3.75% (a)(g)(i)		2,845	2,202,047

Diversified Telecommunication Services — 0.0%
Telefonica Europe BV, 6.14% (a)(f)(i)	EUR	200	198,648

Electric Utilities (a) — 0.5%
Edison International, Series B, 5.00% (i)	USD	220	195,792
EDP - Energias de Portugal SA, 5.94%, 04/23/83 (f)	EUR	100	104,757
Electricite de France SA, 3.00% (f)(i)		200	177,430
NextEra Energy Capital Holdings, Inc., 5.65%, 05/01/79 (g)	USD	2,500	2,209,271

			2,687,250

Financial Services (a)(i) — 1.7%
Bank of America Corp., Series X, 6.25% (g)		2,925	2,874,783
Barclays PLC
4.38% (g)		585	399,829
8.00%		275	243,237
BNP Paribas SA, 6.88% (f)	EUR	200	199,243
Citigroup, Inc., 7.63%	USD	291	280,216
Credit Agricole SA, 4.75% (b)		260	192,454

30	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT) (Percentages shown are based on Net Assets)

Security	Par (000)		Value

Financial Services (continued)
HSBC Holdings PLC, 6.00% (g)	USD	695	$605,321
Lloyds Banking Group PLC, 8.00%		345	302,947
NatWest Group PLC, 6.00%		1,185	1,085,588
Societe Generale SA, 6.75% (b)(g)		3,000	2,412,386

			8,596,004

Independent Power and Renewable Electricity Producers (a)(b)(i) — 0.2%
NRG Energy, Inc., 10.25%		595	574,397
Vistra Corp., 7.00% (g)		307	279,370

			853,767

Media — 0.0%
SES SA, 2.88% (a)(f)(i)	EUR	100	92,848

Oil, Gas & Consumable Fuels (a)(f)(i) — 0.0%
Abertis Infraestructuras Finance BV, 3.25%		100	97,642
Repsol International Finance BV, 4.25%		100	96,487

			194,129

Pharmaceuticals — 0.0%
Bayer AG, 7.00%, 09/25/83		100	105,072

Wireless Telecommunication Services — 0.0%
Vodafone Group PLC, 2.63%, 08/27/80 (a)(f)		100	96,517

			20,765,075

	Shares

Preferred Stocks — 0.7% (a)(i)

Capital Markets — 0.7%
Morgan Stanley
Series F		100,000	2,445,000
Series K		60,125	1,314,332

			3,759,332

Total Preferred Securities — 4.7% (Cost: $27,840,996)			24,524,407

	Par (000)

U.S. Government Sponsored Agency Securities

Agency Obligations — 1.0%
Uniform Mortgage-Backed Securities, 6.50%, 10/01/53 (g)	USD	5,359	5,330,710

Collateralized Mortgage Obligations — 0.9%
Fannie Mae REMICS, Series 4480, Class ZX, 4.00%, 11/15/44		4,584	4,107,782
Ginnie Mae, Series 2017-136, Class GB, 3.00%, 03/20/47		581	513,173

			4,620,955

Mortgage-Backed Securities — 19.4%
Fannie Mae Mortgage-Backed Securities (g)
4.50%, 07/01/55		6,569	6,014,936
4.00%, 02/01/56 - 04/01/56		6,982	6,174,086
Uniform Mortgage-Backed Securities
1.50%, 05/01/31 - 06/01/31 (g)		7,634	6,784,132
4.00%, 03/01/34 - 09/01/52 (g)		40,325	34,915,216

Security	Par (000)			Value

Mortgage-Backed Securities (continued)
Uniform Mortgage-Backed Securities (continued)
4.50%, 04/01/48 - 11/13/53 (g)(p)	USD	19,914		$17,912,898
3.50%, 11/13/53 (p)		10,000		8,326,302
5.00%, 11/13/53 (p)		11,000		10,140,625
5.50%, 11/13/53 (p)		11,020		10,451,781

				100,719,976

Total U.S. Government Sponsored Agency Securities — 21.3% (Cost: $120,663,227)				110,671,641

	Shares

Warrants

Entertainment — 0.0%
Aviron Capital LLC, (Expires 12/16/31) (d)(n)		10		—

Total Warrants — 0.0% (Cost: $ — )				—

Total Long-Term Investments — 158.4% (Cost: $907,274,216)				825,021,029

Short-Term Securities

Money Market Funds — 1.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 5.24% (q)(r)		5,684,688		5,684,688

	Par (000)

U.S. Government Sponsored Agency Securities — 0.0%
Uniform Mortgage-Backed Securities, 4.50%, 11/01/23	USD	—	(e)	29

U.S. Treasury Obligations — 0.0%
U.S. Treasury Bills, 5.42%, 11/14/23 (g)(s)		231		230,559

Total Short-Term Securities — 1.1% (Cost: $5,915,279)				5,915,276

Total Investments Before TBA Sale Commitments — 159.5% (Cost: $913,189,495)				830,936,305

TBA Sale Commitments

Mortgage-Backed Securities — (1.4)%
Uniform Mortgage-Backed Securities, 4.00%, 11/13/53 (p)		(8,500)		(7,341,875)

Total TBA Sale Commitments — (1.4)% (Proceeds: $(7,503,574))				(7,341,875)

Total Investments, Net of TBA Sale Commitments — 158.1% (Cost: $905,685,921)				823,594,430

Liabilities in Excess of Other Assets — (58.1)%				(302,773,240)

Net Assets — 100.0%				$520,821,190

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

(a)
Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(b)
Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step-down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(d)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(e)	Rounds to less than 1,000.
(f)	This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the Securities Act of 1933.
(g)	All or a portion of the security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(h)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.
(i)	Perpetual security with no stated maturity date.
(j)	When-issued security.
(k)	Convertible security.
(l)	Zero-coupon bond.
(m)	Issuer filed for bankruptcy and/or is in default.
(n)	Non-income producing security.
(o)	Represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate.
(p)	Represents or includes a TBA transaction.
(q)	Affiliate of the Trust.
(r)	Annualized 7-day yield as of period end.
(s)	Rates are discount rates or a range of discount rates as of period end.

For Trust compliance purposes, the Trust’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
Affiliates
Investments in issuers considered to be affiliate(s) of the Trust during the year ended October 31, 2023 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 10/31/22	Purchases at Cost	Proceeds from Sales		Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 10/31/23	Shares Held at 10/31/23	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, T-Fund, Institutional Class	$11,782,913	$—	$(6,098,225	) (a)	$—	$—	$5,684,688	5,684,688	$472,142	$—

(a)	Represents net amount purchased (sold).
Reverse Repurchase Agreements

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
HSBC Securities (USA), Inc.	5.50	% (b)	12/28/22	Open		$455,000	$474,505	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	07/28/23	Open		187,895	190,565	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	07/28/23	Open		342,436	347,301	Foreign Agency Obligations	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	07/28/23	Open		217,290	220,377	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	09/05/23	Open		391,684	394,986	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	09/05/23	Open		523,892	528,334	Capital Trusts	Open/Demand
Nomura Securities International, Inc.	5.37	(b)	09/05/23	Open		228,667	230,579	U.S. Treasury Obligations	Open/Demand
Nomura Securities International, Inc.	5.50	(b)	09/08/23	Open		173,513	174,828	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/13/23	Open		618,000	622,516	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	09/14/23	Open		165,198	166,384	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/19/23	Open		230,850	232,326	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.50	(b)	09/20/23	Open		158,620	159,613	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		283,330	284,883	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		239,713	241,026	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		456,250	458,750	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		414,172	416,442	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		230,771	232,036	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		107,610	108,200	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		234,780	236,067	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	09/25/23	Open		143,894	144,682	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	09/28/23	Open		234,515	235,702	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	5.52	(b)	09/28/23	Open		89,213	89,664	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	09/28/23	Open		125,801	126,418	Corporate Bonds	Open/Demand

32	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Nomura Securities International, Inc.	5.35	% (b)	09/28/23	Open		$194,272	$195,224	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	5.50	(b)	10/02/23	Open		660,000	662,924	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.50	(b)	10/02/23	Open		1,503,656	1,510,318	Corporate Bonds	Open/Demand
Barclays Bank PLC	5.50	(b)	10/02/23	Open		2,080,406	2,089,624	Capital Trusts	Open/Demand
Barclays Capital, Inc.	1.00	(b)	10/02/23	Open		316,050	316,305	Corporate Bonds	Open/Demand
BNP Paribas SA	4.50	(b)	10/02/23	Open		274,800	275,796	Corporate Bonds	Open/Demand
BNP Paribas SA	5.15	(b)	10/02/23	Open		371,347	372,888	Corporate Bonds	Open/Demand
BNP Paribas SA	5.15	(b)	10/02/23	Open		217,858	218,761	Corporate Bonds	Open/Demand
BNP Paribas SA	5.25	(b)	10/02/23	Open		990,042	994,230	Corporate Bonds	Open/Demand
BNP Paribas SA	5.30	(b)	10/02/23	Open		479,550	481,597	Corporate Bonds	Open/Demand
BNP Paribas SA	5.37	(b)	10/02/23	Open		180,000	180,779	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	10/02/23	Open		354,000	355,537	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	10/02/23	Open		1,052,157	1,056,726	Corporate Bonds	Open/Demand
BNP Paribas SA	5.41	(b)	10/02/23	Open		495,337	497,496	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	10/02/23	Open		836,250	839,901	Corporate Bonds	Open/Demand
BNP Paribas SA	5.42	(b)	10/02/23	Open		191,059	191,893	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	10/02/23	Open		329,411	330,855	Corporate Bonds	Open/Demand
BNP Paribas SA	5.44	(b)	10/02/23	Open		267,910	269,084	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		838,777	842,459	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		309,548	310,906	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		721,125	724,291	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		580,475	583,023	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		818,750	822,345	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		197,750	198,618	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		339,403	340,893	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/02/23	Open		544,500	546,890	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	10/02/23	Open		516,037	518,311	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	10/02/23	Open		1,128,365	1,133,337	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	10/02/23	Open		784,125	787,580	Corporate Bonds	Open/Demand
BNP Paribas SA	5.47	(b)	10/02/23	Open		580,415	582,973	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/02/23	Open		1,997,500	2,006,334	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/02/23	Open		436,000	437,928	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/02/23	Open		304,201	305,547	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/02/23	Open		328,461	329,914	Capital Trusts	Open/Demand
BNP Paribas SA	5.50	(b)	10/02/23	Open		1,016,714	1,021,218	Corporate Bonds	Open/Demand
BNP Paribas SA	5.54	(b)	10/02/23	Open		2,661,750	2,673,629	Capital Trusts	Open/Demand
BNP Paribas SA	5.55	(b)	10/02/23	Open		1,335,269	1,341,238	Corporate Bonds	Open/Demand
Credit Agricole Corporate and Investment Bank	5.50	(b)	10/02/23	Open		333,040	334,516	Foreign Agency Obligations	Open/Demand
Credit Agricole Corporate and Investment Bank	5.50	(b)	10/02/23	Open		689,062	692,115	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	10/02/23	Open		340,819	342,260	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.25	(b)	10/02/23	Open		500,835	502,953	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	10/02/23	Open		312,120	313,465	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.35	(b)	10/02/23	Open		1,369,283	1,375,184	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		790,000	793,468	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		258,806	259,942	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		961,500	965,721	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		309,773	311,132	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		187,268	188,090	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		809,982	813,539	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.45	(b)	10/02/23	Open		2,032,095	2,041,016	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		74,995	75,330	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		328,662	330,131	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		326,138	327,596	Capital Trusts	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		918,505	922,611	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		827,200	830,898	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		549,916	552,375	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		644,524	647,405	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		280,085	281,337	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		2,978,072	2,991,387	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		395,625	397,394	Corporate Bonds	Open/Demand

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
Goldman Sachs & Co. LLC	5.55	% (b)	10/02/23	Open		$654,900	$657,828	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		978,285	982,659	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		517,275	519,588	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		1,592,132	1,599,251	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		1,308,312	1,314,162	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		453,310	455,337	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		524,983	527,330	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		1,313,760	1,319,634	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		1,179,200	1,184,472	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		752,692	756,058	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		658,567	661,512	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		163,231	163,961	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		604,035	606,736	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		5,477,080	5,501,567	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		403,897	405,703	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/02/23	Open		555,810	558,295	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	4.50	(b)	10/02/23	Open		219,375	220,170	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		307,718	309,045	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		462,500	464,493	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		286,275	287,509	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		432,500	434,364	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		174,742	175,495	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		247,830	248,898	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		98,020	98,442	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		694,712	697,706	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.35	(b)	10/02/23	Open		151,859	152,513	Foreign Agency Obligations	Open/Demand
Nomura Securities International, Inc.	5.45	(b)	10/02/23	Open		912,500	916,506	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		239,553	240,610	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		260,620	261,770	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		418,065	419,911	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		703,395	706,500	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		1,573,662	1,580,609	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		233,749	234,781	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		320,150	321,563	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		336,875	338,362	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		353,395	354,955	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		590,795	593,403	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		241,331	242,397	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		693,000	696,059	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		213,675	214,618	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		101,265	101,712	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		164,276	165,001	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		400,276	402,043	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		299,000	300,320	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		1,441,875	1,448,240	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		396,875	398,627	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		441,750	443,700	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		408,125	409,927	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		864,490	868,306	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		478,406	480,518	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		353,320	354,880	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		195,505	196,368	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		250,819	251,926	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		851,446	855,205	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/02/23	Open		268,640	269,826	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.57	(b)	10/02/23	Open		2,542,500	2,550,755	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		355,500	357,075	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		559,125	561,602	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		234,438	235,476	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		390,625	392,356	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		667,125	670,081	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		316,500	317,902	Corporate Bonds	Open/Demand

34	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
RBC Capital Markets, LLC	5.50	% (b)	10/02/23	Open		$188,375	$189,210	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		559,487	561,966	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		386,875	388,589	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		1,158,750	1,163,884	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		349,875	351,425	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		579,312	581,879	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		582,187	584,767	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		706,875	710,007	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		311,500	312,880	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		505,750	507,991	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		212,088	213,027	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		757,000	760,354	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		471,900	473,991	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		469,875	471,957	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		150,938	151,606	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		486,200	488,354	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		326,500	327,947	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		334,850	336,334	Corporate Bonds	Open/Demand
RBC Capital Markets, LLC	5.50	(b)	10/02/23	Open		1,910,356	1,918,820	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		1,113,737	1,118,645	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		3,260,000	3,274,365	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		716,250	719,406	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		83,250	83,617	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		536,250	538,613	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		153,438	154,114	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		117,488	118,005	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		252,608	253,721	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		285,500	286,758	Corporate Bonds	Open/Demand
Societe Generale	5.47	(b)	10/02/23	Open		1,842,960	1,851,081	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		246,375	247,465	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		242,813	243,886	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		515,900	518,182	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		213,308	214,251	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		257,469	258,607	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		576,266	578,815	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		77,250	77,592	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		186,514	187,339	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		332,049	333,517	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		482,250	484,383	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		403,125	404,908	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		828,000	831,662	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		207,813	208,732	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		274,750	275,965	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.49	(b)	10/02/23	Open		428,125	430,018	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	10/02/23	Open		372,287	373,937	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	10/02/23	Open		708,689	711,828	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	10/02/23	Open		1,381,194	1,387,313	Corporate Bonds	Open/Demand
TD Securities (USA) LLC	5.50	(b)	10/02/23	Open		492,205	494,386	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/03/23	Open		171,675	172,407	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/05/23	Open		359,580	360,995	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/05/23	Open		132,931	133,457	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/05/23	Open		104,636	105,050	Corporate Bonds	Open/Demand
BNP Paribas SA	4.75	(b)	10/10/23	Open		2,091,675	2,097,471	Corporate Bonds	Open/Demand
BNP Paribas SA	5.35	(b)	10/10/23	Open		140,123	140,560	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/10/23	Open		1,159,549	1,163,235	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	10/10/23	Open		327,630	328,677	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	10/10/23	Open		268,133	268,990	Corporate Bonds	Open/Demand
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		5,211,706	5,227,544	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		23,672	23,744	U.S. Government Sponsored Agency Securities	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
HSBC Securities (USA), Inc.	5.47%		10/11/23	11/13/23		$369,854	$370,978	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		28,709,969	28,797,215	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		203,665	204,284	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		8,359	8,385	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,347,130	1,351,223	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		3,839,835	3,851,503	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,899,099	1,904,870	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		17,921	17,976	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,040,025	1,043,186	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		136,148	136,562	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,336,021	1,340,081	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		14,560	14,604	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		113,137	113,480	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		8,063	8,088	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,440,002	1,444,378	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		20,566	20,628	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		11,603	11,638	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		19,851	19,912	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		29,168	29,257	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		89,992	90,266	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		290,613	291,497	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		4,321,269	4,334,401	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		95,723	96,014	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		5,966,746	5,984,878	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,818,288	1,823,813	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		1,642,152	1,647,142	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		2,437,254	2,444,660	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		612,081	613,941	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		18,953	19,011	U.S. Government Sponsored Agency Securities	Up to 30 Days
HSBC Securities (USA), Inc.	5.47		10/11/23	11/13/23		2,764,214	2,772,614	U.S. Government Sponsored Agency Securities	Up to 30 Days
BNP Paribas SA	5.45	(b)	10/11/23	Open		703,105	705,234	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/11/23	Open		473,126	474,559	Corporate Bonds	Open/Demand

36	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BNP Paribas SA	5.49	% (b)	10/11/23	Open		$418,950	$420,228	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/11/23	Open		737,512	739,762	Corporate Bonds	Open/Demand
BNP Paribas SA	5.39	(b)	10/12/23	Open		259,560	260,298	Corporate Bonds	Open/Demand
BNP Paribas SA	5.45	(b)	10/12/23	Open		162,998	163,466	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/12/23	Open		112,575	112,901	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/12/23	Open		309,960	310,858	Corporate Bonds	Open/Demand
BNP Paribas SA	5.49	(b)	10/12/23	Open		323,538	324,475	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		1,283,141	1,285,836	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		159,063	159,397	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		408,855	409,714	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		292,670	293,285	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		160,975	161,313	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		592,025	593,268	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.40		10/17/23	11/15/23		468,750	469,734	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/17/23	11/15/23		416,295	417,177	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/17/23	11/15/23		210,299	210,745	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/17/23	11/15/23		193,375	193,785	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		223,292	223,769	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		237,150	237,657	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		283,286	283,892	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		376,875	377,681	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		318,083	318,763	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		258,150	258,702	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		144,778	145,088	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		318,094	318,774	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		346,875	347,617	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		253,150	253,691	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		374,375	375,176	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		109,650	109,885	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/17/23	11/15/23		210,331	210,781	Corporate Bonds	Up to 30 Days
Goldman Sachs & Co. LLC	5.55	(b)	10/17/23	Open		238,280	238,794	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.30	(b)	10/17/23	Open		154,025	154,342	Foreign Agency Obligations	Open/Demand
J.P. Morgan Securities LLC	5.45	(b)	10/17/23	Open		173,431	173,798	Foreign Agency Obligations	Open/Demand
J.P. Morgan Securities LLC	5.50	(b)	10/17/23	Open		151,468	151,792	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50	(b)	10/17/23	Open		198,025	198,449	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50	(b)	10/17/23	Open		129,137	129,413	Foreign Agency Obligations	Open/Demand
J.P. Morgan Securities LLC	5.50	(b)	10/17/23	Open		152,305	152,630	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50	(b)	10/17/23	Open		278,040	278,635	Foreign Agency Obligations	Open/Demand
Barclays Bank PLC	5.45		10/18/23	11/16/23		373,750	374,486	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	5.45		10/18/23	11/16/23		1,723,399	1,726,791	Corporate Bonds	Up to 30 Days
Barclays Bank PLC	5.45		10/18/23	11/16/23		190,527	190,902	Capital Trusts	Up to 30 Days
Barclays Bank PLC	5.45		10/18/23	11/16/23		418,535	419,359	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	4.75		10/18/23	11/16/23		416,804	417,519	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.24		10/18/23	11/16/23		181,003	181,346	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.24		10/18/23	11/16/23		161,847	162,153	Corporate Bonds	Up to 30 Days
Barclays Capital, Inc.	5.40		10/18/23	11/16/23		117,923	118,153	Foreign Agency Obligations	Up to 30 Days
Barclays Capital, Inc.	5.45		10/18/23	11/16/23		233,250	233,709	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.45		10/18/23	11/16/23		389,382	390,148	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.55		10/18/23	11/16/23		2,040,810	2,044,900	Capital Trusts	Up to 30 Days
Barclays Capital, Inc.	5.55		10/18/23	11/16/23		1,670,637	1,673,986	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.00	(b)	10/18/23	Open		709,290	710,571	Corporate Bonds	Open/Demand
BNP Paribas SA	5.48	(b)	10/18/23	Open		403,040	403,838	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/18/23	Open		1,356,270	1,358,988	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/18/23	Open		562,315	563,442	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.40	(b)	10/18/23	Open		1,911,569	1,915,296	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.48	(b)	10/18/23	Open		175,081	175,428	Corporate Bonds	Open/Demand
Nomura Securities International, Inc.	5.60	(b)	10/18/23	Open		463,446	464,350	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.50		10/19/23	11/15/23		1,203,692	1,205,899	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	2.50		10/19/23	11/17/23		481,312	481,714	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	3.50		10/19/23	11/17/23		475,312	475,867	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.15		10/19/23	11/17/23		187,935	188,195	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	4.25		10/19/23	11/17/23		145,661	145,867	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate	Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BofA Securities, Inc.	4.50%	10/19/23	11/17/23		$179,836	$180,106	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.10	10/19/23	11/17/23		343,892	344,477	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15	10/19/23	11/17/23		943,350	944,969	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.15	10/19/23	11/17/23		603,075	604,110	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.20	10/19/23	11/17/23		414,832	415,552	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25	10/19/23	11/17/23		2,638,125	2,642,742	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25	10/19/23	11/17/23		397,262	397,958	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25	10/19/23	11/17/23		254,625	255,071	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.25	10/19/23	11/17/23		85,635	85,785	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.32	10/19/23	11/17/23		241,690	242,118	Foreign Agency Obligations	Up to 30 Days
BofA Securities, Inc.	5.33	10/19/23	11/17/23		469,728	470,562	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35	10/19/23	11/17/23		1,621,491	1,624,382	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35	10/19/23	11/17/23		549,221	550,201	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.35	10/19/23	11/17/23		1,569,540	1,572,339	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		140,750	141,003	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		275,625	276,121	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		165,088	165,385	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		631,916	633,054	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		434,047	434,829	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		789,000	790,421	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		342,983	343,600	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		562,320	563,332	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		329,375	329,968	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		356,084	356,725	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		510,000	510,918	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		399,905	400,625	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		681,731	682,958	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		821,400	822,879	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		74,100	74,233	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		268,713	269,196	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		561,537	562,548	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		337,123	337,729	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40	10/19/23	11/17/23		263,220	263,694	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.43	10/19/23	11/17/23		1,864,212	1,867,587	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		591,837	592,913	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		120,250	120,468	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		416,250	417,006	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		587,389	588,456	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		284,619	285,136	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		675,342	676,569	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		844,896	846,431	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45	10/19/23	11/17/23		747,282	748,639	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.49	10/19/23	11/17/23		2,171,875	2,175,850	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		167,085	167,391	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		272,746	273,246	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		338,750	339,371	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		73,964	74,099	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		736,931	738,282	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		299,483	300,032	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		164,430	164,731	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		3,020,932	3,026,471	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		157,488	157,776	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		186,728	187,070	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		430,212	431,001	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		403,760	404,500	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		1,134,375	1,136,455	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		323,925	324,519	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		237,350	237,785	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		1,523,944	1,526,738	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		117,933	118,149	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		939,000	940,721	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50	10/19/23	11/17/23		391,534	392,252	Corporate Bonds	Up to 30 Days

38	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
BofA Securities, Inc.	5.50%		10/19/23	11/17/23		$965,385	$967,155	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		350,000	350,642	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		1,373,404	1,375,922	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		129,604	129,842	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		106,956	107,152	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		1,188,352	1,190,531	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		181,034	181,366	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		329,375	329,979	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		221,160	221,565	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		232,306	232,732	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		54,483	54,582	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		357,130	357,785	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		847,519	849,073	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		161,738	162,034	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		748,750	750,123	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		1,720,895	1,724,050	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		118,720	118,938	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		582,514	583,582	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		146,880	147,149	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		503,921	504,845	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		780,679	782,110	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		645,776	646,960	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		159,218	159,509	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		509,737	510,672	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		839,437	840,976	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		751,250	752,627	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/19/23	11/17/23		2,553,750	2,558,432	Capital Trusts	Up to 30 Days
BofA Securities, Inc.	5.53		10/19/23	11/17/23		1,926,562	1,930,114	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		148,463	148,737	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		192,150	192,505	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		271,911	272,414	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		333,518	334,134	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		147,516	147,789	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		149,332	149,608	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		306,392	306,959	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		249,230	249,691	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		221,990	222,401	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		96,390	96,568	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		273,569	274,075	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		142,100	142,363	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/19/23	11/17/23		256,444	256,919	Foreign Agency Obligations	Up to 30 Days
Nomura Securities International, Inc.	5.48	(b)	10/19/23	Open		617,119	618,246	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.45		10/23/23	11/15/23		542,157	542,814	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.40		10/23/23	11/17/23		250,669	250,970	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		10/23/23	11/17/23		526,512	527,150	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		10/23/23	11/17/23		611,250	611,990	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.45		10/23/23	11/17/23		383,750	384,215	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/23/23	11/17/23		518,744	519,378	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/23/23	11/17/23		554,641	555,319	Corporate Bonds	Up to 30 Days
BNP Paribas SA	5.43	(b)	10/24/23	Open		98,096	98,200	Corporate Bonds	Open/Demand
J.P. Morgan Securities LLC	5.35		10/27/23	11/15/23		817,145	817,388	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/27/23	11/15/23		432,600	432,731	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/27/23	11/15/23		210,375	210,439	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/27/23	11/15/23		216,051	216,117	Capital Trusts	Up to 30 Days
J.P. Morgan Securities LLC	5.45		10/27/23	11/15/23		331,898	331,998	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		298,290	298,381	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		856,750	857,012	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		216,315	216,381	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		728,750	728,973	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		245,168	245,242	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		408,966	409,091	Corporate Bonds	Up to 30 Days
J.P. Morgan Securities LLC	5.50		10/27/23	11/15/23		469,980	470,124	Corporate Bonds	Up to 30 Days

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Reverse Repurchase Agreements (continued)

Counterparty	Interest Rate		Trade Date	Maturity Date	(a)	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements	(a)
J.P. Morgan Securities LLC	5.50%		10/27/23	11/15/23		$241,733	$241,806	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/30/23	11/17/23		169,604	169,630	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.50		10/30/23	11/17/23		423,115	423,180	Corporate Bonds	Up to 30 Days
BofA Securities, Inc.	5.55		10/30/23	11/17/23		367,144	367,201	Corporate Bonds	Up to 30 Days
Goldman Sachs & Co. LLC	5.45	(b)	10/30/23	Open		693,770	693,875	Corporate Bonds	Open/Demand
Goldman Sachs & Co. LLC	5.55	(b)	10/30/23	Open		468,657	468,730	Corporate Bonds	Open/Demand

						$284,705,334	$285,633,449

(a)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(b)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.
Derivative Financial Instruments Outstanding as of Period End
Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Long Contracts
2-Year U.S. Treasury Note	173	12/29/23	$35,024	$(687)
5-Year U.S. Treasury Note	2,616	12/29/23	273,229	(3,829,204)

				(3,829,891)

Short Contracts
10-Year U.S. Treasury Note	1,012	12/19/23	107,304	2,930,818
10-Year U.S. Ultra Long Treasury Note	241	12/19/23	26,160	1,581,786
U.S. Long Bond	387	12/19/23	42,159	4,323,013
Ultra U.S. Treasury Bond	177	12/19/23	19,752	2,344,434

				11,180,051

				$7,350,160

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	589,499	USD	624,347	Natwest Markets PLC	12/14/23	$570
USD	144,950	EUR	134,415	BNP Paribas SA	12/14/23	2,459
USD	104,544	EUR	97,038	JPMorgan Chase Bank N.A.	12/14/23	1,676
USD	1,127,717	EUR	1,046,746	JPMorgan Chase Bank N.A.	12/14/23	18,080
USD	102,747	EUR	96,000	Morgan Stanley & Co. International PLC	12/20/23	944
USD	10,176,326	EUR	9,499,000	UBS AG	12/20/23	103,029
USD	109,464	GBP	88,000	BNP Paribas SA	12/20/23	2,464
USD	1,561,751	GBP	1,262,000	Morgan Stanley & Co. International PLC	12/20/23	27,274

						$156,496

Centrally Cleared Credit Default Swaps — Buy Protection

Reference Obligation/Index	Financing Rate Paid by the Trust	Payment Frequency	Termination Date	Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)

CDX.NA.IG.41.V1	1.00%	Quarterly	12/20/28	USD 17,910	$(185,454)	$(253,976)	$68,522

40	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Centrally Cleared Interest Rate Swaps

Paid by the Trust		Received by the Trust		Effective	Termination	Notional			Upfront Premium Paid	Unrealized Appreciation
Rate	Frequency	Rate	Frequency	Date	Date	Amount (000)		Value	(Received)	(Depreciation)
1-Day SOFR, 5.35%	Annual	3.31%	Annual	N/A	12/01/42	USD	1,800	$(309,428)	$41	$(309,469)
1-Day SOFR, 5.35%	Annual	3.53%	Annual	N/A	11/10/52	USD	3,000	(445,129)	92	(445,221)

								$(754,557)	$133	$(754,690)

OTC Credit Default Swaps — Buy Protection

Reference Obligations/Index	Financing Rate Paid by the Trust	Payment Frequency	Counterparty	Termination Date		Notional Amount (000)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation	)

CMBX.NA.7	3.00%	Monthly	Deutsche Bank AG	01/17/47	USD	19,745	$3,362,415	$1,287,088	$2,075,327

OTC Credit Default Swaps — Sell Protection

Reference Obligation/Index	Financing Rate Received by the Trust	Payment Frequency	Counterparty	Termination Date	Credit Rating	(a)		Notional Amount (000)	(b)	Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation )

Thyssenkrupp AG	1.00%	Quarterly	Bank of America N.A.	12/20/23	BB		EUR	20		$46	$(43)	$89

Virgin Media Finance PLC	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/25	B		EUR	20		1,393	1,285	108

Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	06/20/26	BB-		EUR	20		952	(467)	1,419

Jaguar Land Rover Automotive PLC	5.00	Quarterly	Bank of America N.A.	12/20/26	BB-		EUR	20		673	(561)	1,234

Jaguar Land Rover Automotive PLC	5.00	Quarterly	Barclays Bank PLC	12/20/26	BB-		EUR	10		342	289	53

Jaguar Land Rover Automotive PLC	5.00	Quarterly	Credit Suisse International	12/20/26	BB-		EUR	10		333	297	36

CMA CGM SA	5.00	Quarterly	Credit Suisse International	06/20/27	N/R		EUR	38		4,536	1,280	3,256

Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	10		(294)	(825)	531

Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/27	N/R		EUR	60		(1,762)	(7,893)	6,131

Adler Real Estate AG	5.00	Quarterly	Bank of America N.A.	12/20/27	CCC+		EUR	9		(1,749)	(1,759)	10

Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+		EUR	5		(1,052)	(1,037)	(15)

Adler Real Estate AG	5.00	Quarterly	Barclays Bank PLC	12/20/27	CCC+		EUR	15		(2,955)	(2,915)	(40)

Adler Real Estate AG	5.00	Quarterly	Citibank N.A.	12/20/27	CCC+		EUR	4		(858)	(869)	11

Adler Real Estate AG	5.00	Quarterly	JPMorgan Chase Bank N.A.	12/20/27	CCC+		EUR	9		(1,795)	(1,815)	20

Adler Real Estate AG	5.00	Quarterly	Morgan Stanley & Co. International PLC	12/20/27	CCC+		EUR	7		(1,302)	(1,296)	(6)

United Group B.V	5.00	Quarterly	Bank of America N.A.	12/20/27	B		EUR	23		(1,367)	(2,963)	1,596

Ladbrokes Coral Group Ltd.	1.00	Quarterly	JPMorgan Chase Bank N.A.	06/20/28	N/R		EUR	7		(370)	(454)	84

CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C-		USD	7,898		(1,344,966)	(360,771)	(984,195)

CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C-		USD	3,949		(672,482)	(180,177)	(492,305)

CMBX.NA.7	3.00	Monthly	Barclays Bank PLC	01/17/47	C-		USD	7,898		(1,344,966)	(178,397)	(1,166,569)

			Morgan Stanley & Co.

CMBX.NA.9	3.00	Monthly	International PLC	09/17/58	N/R		USD	407		(95,887)	(41,243)	(54,644)

			Morgan Stanley & Co.

CMBX.NA.15	3.00	Monthly	International PLC	11/15/64	N/R		USD	2,972		(808,879)	(552,324)	(256,555)

										$(4,272,409)	$(1,332,658)	$(2,939,751)

(a)	Using the rating of the issuer or the underlying securities of the index, as applicable, provided by S&P Global Ratings.
(b)	The maximum potential amount the Trust may pay should a negative credit event take place as defined under the terms of the agreement.

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Balances Reported in the Statement of Assets and Liabilities for Centrally Cleared Swaps and OTC Swaps

Description	Swap Premiums Paid	Swap Premiums Received	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared Swaps (a)	$133	$(253,976)	$68,522	$(754,690)
OTC Swaps	1,290,239	(1,335,809)	2,089,905	(2,954,329)

(a)
Includes cumulative appreciation (depreciation) on centrally cleared swaps, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities and is net of any previously paid (received) swap premium amounts.

Derivative Financial Instruments Categorized by Risk Exposure
As of period end, the fair values of derivative financial instruments located in the Statement of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts (a)	$—	$—	$—	$—	$11,180,051	$—	$11,180,051
Forward foreign currency exchange contracts
Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	156,496	—	—	156,496
Swaps — centrally cleared
Unrealized appreciation on centrally cleared swaps (a)	—	68,522	—	—	—	—	68,522
Swaps — OTC
Unrealized appreciation on OTC swaps; Swap premiums paid	—	3,380,144	—	—	—	—	3,380,144

	$—	$3,448,666	$—	$156,496	$11,180,051	$—	$14,785,213

Liabilities — Derivative Financial Instruments
Futures contracts
Unrealized depreciation on futures contracts (a)	$—	$—	$—	$—	$3,829,891	$—	$3,829,891
Swaps — centrally cleared
Unrealized depreciation on centrally cleared swaps (a)	—	—	—	—	754,690	—	754,690
Swaps — OTC
Unrealized depreciation on OTC swaps; Swap premiums received	—	4,290,138	—	—	—	—	4,290,138

	$—	$4,290,138	$—	$—	$4,584,581	$—	$8,874,719

(a)
Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statement of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended October 31, 2023, the effect of derivative financial instruments in the Statement of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$7,600,651	$—	$7,600,651
Forward foreign currency exchange contracts	—	—	—	(391,726)	—	—	(391,726)
Options purchased (a)	—	(1,078)	—	—	—	—	(1,078)
Options written	—	(1,552)	—	—	—	—	(1,552)
Swaps	—	(1,537,897)	—	—	1,505,738	—	(32,159)

	$—	$(1,540,527)	$—	$(391,726)	$9,106,389	$—	$7,174,136

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$(12,464,722)	$—	$(12,464,722)
Forward foreign currency exchange contracts	—	—	—	51,370	—	—	51,370
Options purchased (b)	—	1,033	—	—	—	—	1,033

42	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Options written	$—	$37	$—	$—	$—	$—	$37
Swaps	—	774,450	—	—	(2,343,238)	—	(1,568,788)

	$—	$775,520	$—	$51,370	$(14,807,960)	$—	$(13,981,070)

(a)	Options purchased are included in net realized gain (loss) from investments — unaffiliated.
(b )	Options purchased are included in net change in unrealized appreciation (depreciation) on investments — unaffiliated.
Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — long	$287,818,983
Average notional value of contracts — short	$208,318,872

Forward foreign currency exchange contracts:
Average amounts purchased — in USD	$12,248,447
Average amounts sold — in USD	$429,752

Options:
Average notional value of swaption contracts purchased	$—	(a)
Average notional value of swaption contracts written	$—	(a)

Credit default swaps:
Average notional value — buy protection	$52,083,759
Average notional value — sell protection	$27,481,502

Interest rate swaps:
Average notional value — pays fixed rate	$13,422,500
Average notional value — receives fixed rate	$15,890,000

(a)	Derivative financial instrument not held at any quarter-end. The risk exposure table serves as an indicator of activity during the period.
For more information about the Trust’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.
Derivative Financial Instruments — Offsetting as of Period End
The Trust’s derivative assets and liabilities (by type) were as follows:

	Assets	Liabilities

Derivative Financial Instruments
Futures contracts	$519,547	$303,692
Forward foreign currency exchange contracts	156,496	—
Swaps — centrally cleared	—	115,843
Swaps — OTC (a)	3,380,144	4,290,138

Total derivative assets and liabilities in the Statement of Assets and Liabilities	4,056,187	4,709,673

Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(519,547)	(419,535)

Total derivative assets and liabilities subject to an MNA	$3,536,640	$4,290,138

(a)	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums (paid/received) in the Statement of Assets and Liabilities.
The following table presents the Trust’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Trust:

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)

Bank of America N.A.	$4,348	$(4,348)	$—	$—		$—
Barclays Bank PLC	342	(342)	—	—		—
BNP Paribas SA	4,923	—	—	—		4,923
Citibank N.A.	11	(11)	—	—		—
Credit Suisse International	4,869	—	—	—		4,869
Deutsche Bank AG	3,362,415	—	—	(3,362,415)		—
JPMorgan Chase Bank N.A.	27,915	(10,987)	—	—		16,928

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Received	Cash Collateral Received	(b)	Net Amount of Derivative Assets	(c)(d)
Morgan Stanley & Co. International PLC	$28,218	$(28,218)	$—	$—		$—
Natwest Markets PLC	570	—	—	—		570
UBS AG	103,029	—	—	—		103,029

	$3,536,640	$(43,906)	$—	$(3,362,415)		$130,319

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset (a)	Non-Cash Collateral Pledged	Cash Collateral Pledged (b)	Net Amount of Derivative Liabilities	(c)(e)

Bank of America N.A.	$5,793	$(4,348)	$—	$—	$1,445
Barclays Bank PLC	3,366,421	(342)	—	(3,366,079)	—
Citibank N.A.	869	(11)	—	(858)	—
JPMorgan Chase Bank N.A.	10,987	(10,987)	—	—	—
Morgan Stanley & Co. International PLC	906,068	(28,218)	—	(710,000)	167,850

	$4,290,138	$(43,906)	$—	$(4,076,937)	$169,295

(a)	The amount of derivatives available for offset is limited to the amount of derivative assets and/or liabilities that are subject to an MNA.
(b)	Excess of collateral received/pledged, if any, from the individual counterparty is not shown for financial reporting purposes.
(c)	Net amount may also include forward foreign currency exchange contracts that are not required to be collateralized.
(d)	Net amount represents the net amount receivable from the counterparty in the event of default.
(e)	Net amount represents the net amount payable due to counterparty in the event of default.
Fair Value Hierarchy as of Period End
Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Trust’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.
The following table summarizes the Trust’s financial instruments categorized in the fair value hierarchy. The breakdown of the Trust’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Asset-Backed Securities	$—	$99,330,138	$1,660,992	$100,991,130
Common Stocks	4,300,606	—	—	4,300,606
Corporate Bonds
Aerospace & Defense	—	20,146,148	—	20,146,148
Air Freight & Logistics	—	108,971	—	108,971
Automobile Components	—	7,492,398	—	7,492,398
Automobiles	—	8,334,045	—	8,334,045
Banks	—	4,593,334	—	4,593,334
Beverages	—	11,376,713	—	11,376,713
Biotechnology	—	815,145	—	815,145
Broadline Retail	—	144,989	—	144,989
Building Materials	—	6,270,983	—	6,270,983
Building Products	—	4,956,065	—	4,956,065
Capital Markets	—	6,708,142	—	6,708,142
Chemicals	—	10,811,898	—	10,811,898
Commercial Services & Supplies	—	9,166,764	—	9,166,764
Communications Equipment	—	1,981,998	—	1,981,998
Construction & Engineering	—	1,782,530	—	1,782,530
Construction Materials	—	551,577	—	551,577
Consumer Discretionary	—	6,072,062	—	6,072,062
Consumer Finance	—	9,879,199	—	9,879,199
Consumer Staples Distribution & Retail	—	5,679,669	—	5,679,669
Containers & Packaging	—	3,352,389	—	3,352,389

44	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Corporate Bonds (continued)
Diversified Consumer Services	$—	$11,888,585	$—	$11,888,585
Diversified REITs	—	6,532,067	—	6,532,067
Diversified Telecommunication Services	96,620	14,784,280	—	14,880,900
Education	—	220,315	—	220,315
Electric Utilities	—	6,076,013	—	6,076,013
Electrical Equipment	—	1,797,482	—	1,797,482
Electronic Equipment, Instruments & Components	—	3,088,517	—	3,088,517
Energy Equipment & Services	—	4,791,058	—	4,791,058
Environmental, Maintenance & Security Service	—	4,323,396	—	4,323,396
Financial Services	—	14,537,312	—	14,537,312
Food Products	—	4,699,018	—	4,699,018
Gas Utilities	—	479,363	—	479,363
Ground Transportation	—	2,833,992	—	2,833,992
Health Care Equipment & Supplies	—	3,757,293	—	3,757,293
Health Care Providers & Services	—	13,127,286	—	13,127,286
Health Care Technology	—	3,413,054	—	3,413,054
Hotels, Restaurants & Leisure	—	25,866,974	—	25,866,974
Household Durables	—	1,558,839	—	1,558,839
Household Products	—	217,475	—	217,475
Independent Power and Renewable Electricity Producers	—	2,945,016	—	2,945,016
Insurance	—	12,303,668	—	12,303,668
Interactive Media & Services	—	1,164,508	—	1,164,508
Internet Software & Services	—	5,841,435	—	5,841,435
IT Services	—	5,124,382	—	5,124,382
Leisure Products	—	527,387	—	527,387
Life Sciences Tools & Services	—	2,213,262	—	2,213,262
Machinery	—	7,266,103	—	7,266,103
Media	—	35,635,745	—	35,635,745
Metals & Mining	—	13,986,068	—	13,986,068
Offshore Drilling & Other Services	—	2,097,752	—	2,097,752
Oil, Gas & Consumable Fuels	—	60,041,937	1,193,279	61,235,216
Passenger Airlines	—	4,558,213	—	4,558,213
Personal Care Products	—	321,067	—	321,067
Pharmaceuticals	—	6,438,697	—	6,438,697
Professional Services	—	949,415	—	949,415
Real Estate Management & Development	—	1,375,418	—	1,375,418
Retail REITs	—	170,177	—	170,177
Semiconductors & Semiconductor Equipment	—	3,210,890	—	3,210,890
Software	—	15,377,075	—	15,377,075
Specialty Retail	—	1,209,782	—	1,209,782
Technology Hardware, Storage & Peripherals	—	1,223,343	—	1,223,343
Textiles, Apparel & Luxury Goods	—	177,142	—	177,142
Tobacco	—	1,765,037	—	1,765,037
Transportation Infrastructure	—	2,074,731	—	2,074,731
Wireless Telecommunication Services	—	5,537,282	—	5,537,282

Floating Rate Loan Interests	—	34,598,629	1,608,933	36,207,562

Foreign Agency Obligations	—	7,010,437	—	7,010,437

Municipal Bonds	—	742,677	—	742,677

Non-Agency Mortgage-Backed Securities	—	101,529,800	—	101,529,800

Preferred Securities
Capital Trusts	—	20,765,075	—	20,765,075
Preferred Stocks	3,759,332	—	—	3,759,332

U.S. Government Sponsored Agency Securities	—	110,671,641	—	110,671,641

Warrants	—	—	—	—

Short-Term Securities

Money Market Funds	5,684,688	—	—	5,684,688

U.S. Government Sponsored Agency Securities	—	29	—	29

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) October 31, 2023	BlackRock Multi-Sector Income Trust (BIT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$230,559	$—	$230,559
Unfunded Floating Rate Loan Interests (a)	—	33	—	33

Liabilities
Investments
TBA Sale Commitments	—	(7,341,875)	—	(7,341,875)

	$13,841,246	$805,290,013	$4,463,204	$823,594,463

Derivative Financial Instruments (b)

Assets
Credit Contracts	$—	$2,158,427	$—	$2,158,427
Foreign Currency Exchange Contracts	—	156,496	—	156,496
Interest Rate Contracts	11,180,051	—	—	11,180,051

Liabilities
Credit Contracts	—	(2,954,329)	—	(2,954,329)
Interest Rate Contracts	(3,829,891)	(754,690)	—	(4,584,581)

	$7,350,160	$(1,394,096)	$—	$5,956,064

(a)	Unfunded floating rate loan interests are valued at the unrealized appreciation (depreciation) on the commitment.
(b)
Derivative financial instruments are swaps, futures contracts and forward foreign currency exchange contracts. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $285,633,449 are categorized as Level 2 within the fair value hierarchy.
See notes to financial statements.

46	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Assets and Liabilities
October 31, 2023

BIT

ASSETS
Investments, at value — unaffiliated (a)	$825,251,617
Investments, at value — affiliated (b)	5,684,688
Cash	28,453
Cash pledged:
Collateral — reverse repurchase agreements	3,278,900
Collateral — OTC derivatives	4,420,000
Futures contracts	3,060,400
Centrally cleared swaps	619,000
Foreign currency, at value (c)	611,080
Receivables:
Investments sold	5,651,533
Reverse repurchase agreements	2,182,867
TBA sale commitments	7,503,574
Dividends — unaffiliated	4,745
Dividends — affiliated	44,926
Interest — unaffiliated	9,775,491
From custodian	545,585
Variation margin on futures contracts	519,547
Swap premiums paid	1,290,239
Unrealized appreciation on:
Forward foreign currency exchange contracts	156,496
OTC swaps	2,089,905
Unfunded floating rate loan interests	33
Deferred offering costs	114,658
Prepaid expenses	2,400

Total assets	872,836,137

LIABILITIES
Cash received:
Collateral — reverse repurchase agreements	270,000
Collateral — OTC derivatives	3,380,000
TBA sale commitments, at value (d)	7,341,875
Reverse repurchase agreements, at value	285,633,449
Payables:
Investments purchased	47,155,540
Reverse repurchase agreements	2,327,264
Accounting services fees	29,883
Custodian fees	16,934
Investment advisory fees	551,785
Trustees’ and Officer’s fees	144,538
Other accrued expenses	94,562
Principal payups	176,446
Professional fees	144,280
Transfer agent fees	38,718
Variation margin on futures contracts	303,692
Variation margin on centrally cleared swaps	115,843

F I N A N C I A L S T A T E M E N T S	47

Statement of Assets and Liabilities
   (continued)
October 31, 2023

BIT

Swap premiums received	$1,335,809
Unrealized depreciation on OTC swaps	2,954,329

Total liabilities	352,014,947

Commitments and contingent liabilities

NET ASSETS	$520,821,190

NET ASSETS CONSIST OF
Paid-in capital (e)(f)(g)	$635,165,966
Accumulated loss	(114,344,776)

NET ASSETS	$520,821,190

Net asset value	$13.78

(a) Investments, at cost — unaffiliated	$907,504,807
(b) Investments, at cost — affiliated	$5,684,688
(c) Foreign currency, at cost	$629,562
(d) Proceeds from TBA sale commitments	$7,503,574
(e) Shares outstanding	37,789,586
(f) Shares authorized	Unlimited
(g) Par value	$0.001
See notes to financial statements.

48	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Operations
Year Ended October 31, 2023

BIT

INVESTMENT INCOME
Dividends — unaffiliated	$445,963
Dividends — affiliated	472,142
Interest — unaffiliated	54,818,997
Other income — unaffiliated	227,539
Foreign taxes withheld	(13,674)

Total investment income	55,950,967

EXPENSES
Investment advisory	6,705,449
Professional	137,297
Accounting services	113,852
Transfer agent	78,744
Custodian	49,244
Trustees and Officer	35,379
Printing and postage	28,339
Registration	12,940
Miscellaneous	120,544

Total expenses excluding interest expense	7,281,788
Interest expense	14,264,962

Total expenses	21,546,750
Less:
Fees waived and/or reimbursed by the Manager	(7,530)

Total expenses after fees waived and/or reimbursed	21,539,220

Net investment income	34,411,747

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	(34,155,814)
Forward foreign currency exchange contracts	(391,726)
Foreign currency transactions	139,736
Futures contracts	7,600,651
Options written	(1,552)
Swaps	(32,159)

(26,840,864)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	29,123,454
Forward foreign currency exchange contracts	51,370
Foreign currency translations	(3,145)
Futures contracts	(12,464,722)
Options written	37
Swaps	(1,568,788)
Unfunded floating rate loan interests	24,813

15,163,019

Net realized and unrealized loss	(11,677,845)

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,733,902

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Changes in Net Assets

	BIT

	Year Ended 10/31/23	Year Ended 10/31/22

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS
Net investment income	$34,411,747	$38,948,323
Net realized gain (loss)	(26,840,864)	5,527,115
Net change in unrealized appreciation (depreciation)	15,163,019	(113,608,350)

Net increase (decrease) in net assets resulting from operations	22,733,902	(69,132,912)

DISTRIBUTIONS TO SHAREHOLDERS (a)
From net investment income	(33,743,136)	(40,442,459)
Return of capital	(22,251,175)	(15,441,926)

Decrease in net assets resulting from distributions to shareholders	(55,994,311)	(55,884,385)

CAPITAL SHARE TRANSACTIONS
Reinvestment of distributions	1,529,354	1,178,157

NET ASSETS
Total decrease in net assets	(31,731,055)	(123,839,140)
Beginning of year	552,552,245	676,391,385

End of year	$520,821,190	$552,552,245

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
See notes to financial statements.

50	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statement of Cash Flows

Year Ended October 31, 2023

BIT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$22,733,902
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns/payups	1,309,719,895
Purchases of long-term investments	(1,287,090,779)
Net proceeds from sales of short-term securities	5,536,969
Amortization of premium and accretion of discount on investments and other fees	(4,378,309)
Premiums paid on closing options written	(4,815)
Premiums received from options written	2,392
Net realized loss on investments and options written	34,157,366
Net unrealized appreciation on investments, options written, swaps, foreign currency translations and unfunded floating rate loan interests	(29,577,832)
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(17,736)
Dividends — unaffiliated	134,890
From the custodian	(545,585)
Interest — unaffiliated	(472,643)
Swaps	582,693
Variation margin on futures contracts	673,678
Variation margin on centrally cleared swaps	63,854
Swap premiums paid	399,510
Prepaid expenses	29
Other assets	550,000
Deferred offering costs	63,076
Increase (Decrease) in Liabilities
Due to broker	(144,387)
Cash received
Collateral — reverse repurchase agreements	(63,192)
Collateral — OTC derivatives	(1,470,000)
Payables
Swaps	(611,551)
Accounting services fees	(35,618)
Custodian fees	(37,944)
Interest expense	446,832
Investment advisory fees	11,442
Trustees’ and Officer’s fees	2,479
Other accrued expenses	41,282
Professional fees	(86,292)
Transfer agent fees	11,153
Variation margin on futures contracts	303,692
Variation margin on centrally cleared swaps	115,843
Swap premiums received	(727,829)

Net cash provided by operating activities	50,286,465

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to shareholders	(54,529,774)
Payments for offering costs	(66,752)
Decrease in bank overdraft	(1,080)
Net borrowing of reverse repurchase agreements	(5,247,711)

Net cash used for financing activities	(59,845,317)

CASH IMPACT FROM FOREIGN EXCHANGE FLUCTUATIONS
Cash impact from foreign exchange fluctuations	(8,476)

F I N A N C I A L S T A T E M E N T S	51

Statement of Cash Flows
   (continued)
Year Ended October 31, 2023

BIT

CASH AND FOREIGN CURRENCY
Net decrease in restricted and unrestricted cash and foreign currency	$(9,567,328)
Restricted and unrestricted cash and foreign currency at beginning of year	21,585,161

Restricted and unrestricted cash and foreign currency at end of year	$12,017,833

SUPPLEMENTAL DISCLOSURE OFCASH FLOW INFORMATION
Cash paid during the year for interest expense	$13,818,130

NON-CASH FINANCING ACTIVITIES
Reinvestment of distributions	$1,529,354

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AND FOREIGN CURRENCY AT THE END OF YEAR TO THE STATEMENT OF ASSETS AND LIABILITIES
Cash	$28,453
Cash pledged
Collateral — reverse repurchase agreements	3,278,900
Collateral — OTC derivatives	4,420,000
Futures contracts	3,060,400
Centrally cleared swaps	619,000
Foreign currency at value	611,080

$12,017,833

See notes to financial statements.

52	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights
(For a share outstanding throughout each period)

	BIT
	Year Ended	Year Ended		Year Ended	Year Ended		Year Ended
	10/31/23	10/31/22		10/31/21	10/31/20	(a)	10/31/19	(a)

Net asset value, beginning of year	$14.66	$17.98		$17.66	$17.28		$18.79

Net investment income (b)	0.91	1.03		1.13	1.08		1.18
Net realized and unrealized gain (loss)	(0.31)	(2.87)		0.67	0.78		(1.28)

Net increase (decrease) from investment operations	0.60	(1.84)		1.80	1.86		(0.10)

Distributions (c)
From net investment income	(0.89)	(1.07)		(1.11)	(0.99)		(1.14)
Return of capital	(0.59)	(0.41)		(0.37)	(0.49)		(0.27)

Total distributions	(1.48)	(1.48)		(1.48)	(1.48)		(1.41)

Net asset value, end of year	$13.78	$14.66		$17.98	$17.66		$17.28	(d)

Market price, end of year	$14.09	$14.43		$18.90	$15.65		$17.15

Total Return (e)
Based on net asset value	4.08%	(10.47	)% (f)	10.55%	12.68	% (g)	0.00	% (d)(h)

Based on market price	8.12%	(16.16)%		31.13%	0.61%		14.76%

Ratios to Average Net Assets (i)

Total expenses	3.92%	1.99%		1.70%	2.36%		2.89%

Total expenses after fees waived and/or reimbursed	3.92%	1.99%		1.70%	2.19	% (j)	2.89%

Total expenses after fees waived and/or reimbursed and excluding interest expense	1.32%	1.34%		1.42%	1.39%		1.35%

Net investment income	6.26%	6.39%		6.14%	6.51%		6.43%

Supplemental Data
Net assets, end of year (000)	$520,821	$552,552		$676,391	$662,853		$648,617

Borrowings outstanding, end of year (000)	$285,633	$288,231		$386,820	$353,128		$373,345

Portfolio turnover rate (k)	151%	112%		75%	101%		32%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
For financial reporting purposes, the market value of certain investments were adjusted as of report date. Accordingly, the NAV per share and total return performance based on NAV presented herein are different than the information previously published on October 31, 2019.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment from an affiliate, which had no impact on the Trust’s total return.
(g)	Includes payments received from an affiliate and unaffiliated third parties, which impacted the Trust’s total return. Excluding the payments, the Trust’s total return would have been 1.38%.
(h)	Amount is greater than (0.005)%.
(i)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(j)	Includes reimbursement of professional fees by unaffiliated third parties, which impacted the Trust’s expense ratio. Excluding the payment, the Trust’s total expense ratio would have been 2.36%.
(k)	Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended	Year Ended	Year Ended	Year Ended		Year Ended
	10/31/23	10/31/22	10/31/21	10/31/20	(a)	10/31/19	(a)

Portfolio turnover rate (excluding MDRs)	91%	77%	58%	72%		32%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	53

Notes to Financial Statements

1.	ORGANIZATION
BlackRock Multi-Sector Income Trust (BIT) (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust is registered as a diversified, closed-end management investment company. The Trust is organized as a Delaware statutory trust. The Trust determines and makes available for publication the net asset value (“NAV”) of its Common Shares on a daily basis.
On June 1, 2023, the Board of Trustees of the Trust (the “Board”) approved a change in the fiscal year end of the Trust, effective as of December 31, 2023, from October 31 to December 31.
The Trust, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, is included in a complex of funds referred to as the BlackRock Fixed-Income Complex.

2.	SIGNIFICANT ACCOUNTING POLICIES
The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Trust is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:
Investment Transactions and Income Recognition:
For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Dividends from foreign securities where the ex-dividend dates may have passed are subsequently recorded when the Trust is informed of the ex-dividend dates. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, a portion of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis. For convertible securities, premiums attributable to the debt instrument are amortized, but premiums attributable to the conversion feature are not amortized.
Foreign Currency Translation:
The Trust’s books and records are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the New York Stock Exchange (“NYSE”). Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.
The Trust does not isolate the effect of fluctuations in foreign exchange rates from the effect of fluctuations in the market prices of investments for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. The Trust reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for U.S. federal income tax purposes.
Foreign Taxes:
The Trust may be subject to foreign taxes (a portion of which may be reclaimable) on income, stock dividends, capital gains on investments, or certain foreign currency transactions. All foreign taxes are recorded in accordance with the applicable foreign tax regulations and rates that exist in the foreign jurisdictions in which the Trust invests. These foreign taxes, if any, are paid by the Trust and are reflected in its Statement of Operations as follows: foreign taxes withheld at source are presented as a reduction of income, foreign taxes on securities lending income are presented as a reduction of securities lending income, foreign taxes on stock dividends are presented as “Foreign taxes withheld”, and foreign taxes on capital gains from sales of investments and foreign taxes on foreign currency transactions are included in their respective net realized gain (loss) categories. Foreign taxes payable or deferred as of October 31, 2023, if any, are disclosed in the Statement of Assets and Liabilities.
The Trust files withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. The Trust may record a reclaim receivable based on collectability, which includes factors such as the jurisdiction’s applicable laws, payment history and market convention. The Statement of Operations includes tax reclaims recorded as well as professional and other fees, if any, associated with recovery of foreign withholding taxes.
Collateralization:
If required by an exchange or counterparty agreement, the Trust may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments.
Distributions:
Distributions paid by the Trust are recorded on the ex-dividend dates. Subject to the Trust’s managed distribution plan, the Trust intends to make monthly cash distributions to shareholders, which may consist of net investment income, and net realized and unrealized gains on investments and/or return of capital.
The character of distributions is determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds the Trust’s current and accumulated earnings and profits, which are measured on a tax basis, will constitute a non-taxable return of capital.
Deferred Compensation Plan:
Under the Deferred Compensation Plan (the “Plan”) approved by the Board, the trustees who are not “interested persons” of the Trust, as defined in the 1940 Act (“Independent Trustees”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Trustees. This has the same economic effect for the Independent Trustees as if the Independent Trustees had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

54	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
   (continued)

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust, as applicable. Deferred compensation liabilities, if any, are included in the Trustees’ and Officer’s fees payable in the Statement of Assets and Liabilities and will remain as a liability of the Trust until such amounts are distributed in accordance with the Plan. Net appreciation (depreciation) in the value of participants’ deferral accounts is allocated among the participating funds in the BlackRock Fixed-Income Complex and reflected as Trustees and Officer expense on the Statement of Operations. The Trustees and Officer expense may be negative as a result of a decrease in value of the deferred accounts.
Indemnifications:
In the normal course of business, the Trust enters into contracts that contain a variety of representations that provide general indemnification. The Trust’s maximum exposure under these arrangements is unknown because it involves future potential claims against the Trust, which cannot be predicted with any certainty.
Other:
Expenses directly related to the Trust are charged to the Trust. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.
3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS
Investment Valuation Policies:
The Trust’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Trust is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Board has approved the designation of the Trust’s Manager as the valuation designee for the Trust. The Trust determines the fair values of its financial instruments using various independent dealers or pricing services under the Manager’s policies. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with the Manager’s policies and procedures as reflecting fair value. The Manager has formed a committee (the “Valuation Committee”) to develop pricing policies and procedures and to oversee the pricing function for all financial instruments, with assistance from other BlackRock pricing committees.
Fair Value Inputs and Methodologies:
The following methods and inputs are used to establish the fair value of the Trust’s assets and liabilities:

•
Equity investments traded on a recognized securities exchange are valued at that day’s official closing price, as applicable, on the exchange where the stock is primarily traded. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•
Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third-party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

•
Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of trading on the NYSE based on that day’s prevailing forward exchange rate for the underlying currencies.

•
Swap agreements are valued utilizing quotes received daily by independent pricing services or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	Repurchase agreements are valued at amortized cost, which approximates market value.
Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Each business day, the Trust uses current market factors supplied by independent pricing services to value certain foreign instruments (“Systematic Fair Value Price”). The Systematic Fair Value Price is designed to value such foreign securities at fair value as of the close of trading on the NYSE, which follows the close of the local markets.
If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Valuation Committee in accordance with the Manager’s policies and procedures as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value.

N O T E S T O F I N A N C I A L S T A T E M E N T S	55

Notes to Financial Statements
   (continued)

When determining the price for Fair Valued Investments, the Valuation Committee seeks to determine the price that the Trust might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Valuation Committee deems relevant and consistent with the principles of fair value measurement.
For investments in equity or debt issued by privately held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by the Valuation Committee and third-party pricing services utilized by the Valuation Committee include one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By The Valuation Committee And Third-Party Pricing Services

Market approach	(i) (ii) (iii)
recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
recapitalizations and other transactions across the capital structure; and
market multiples of comparable issuers.

Income approach	(i) (ii) (iii)
future cash flows discounted to present and adjusted as appropriate for liquidity, credit, and/or market risks;
quoted prices for similar investments or assets in active markets; and
other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i) (ii) (iii) (iv)
audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
relevant news and other public sources; and
known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Enterprise valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”), current value method or a hybrid of those techniques are used as deemed appropriate under the circumstances. The use of these valuation techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.
The Private Companies are not subject to the public company disclosure, timing, and reporting standards applicable to other investments held by the Trust. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date the Trust is calculating its NAV. This factor may result in a difference between the value of the investment and the price the Trust could receive upon the sale of the investment.
Fair Value Hierarchy:
Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Trust has the ability to access;

•
Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•
Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by Private Companies that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS
Asset-Backed and Mortgage-Backed Securities:
Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a fund may subsequently have to reinvest the proceeds at lower interest rates. If a fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

56	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
   (continued)

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.
Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.
Collateralized Debt Obligations:
Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.
Multiple Class Pass-Through Securities:
Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or mortgage pass-through securities (the “Mortgage Assets”). The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a fund’s initial investment in the IOs may not fully recoup.
Zero-Coupon Bonds:
Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.
Capital Securities and Trust Preferred Securities:
Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.
Preferred Stocks:
Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well), but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.
Warrants:
Warrants entitle a fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.
Floating Rate Loan Interests:
Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result in proceeds from the sale not being readily available for a fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a fund to the extent that it invests in floating rate loan interests. The base lending rates are generally the lending rate offered by one or more European banks, such as the Secured Overnight Financing Rate (“SOFR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a fund’s investment policies.

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements
   (continued)

When a fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.
Floating rate loan interests are usually freely callable at the borrower’s option. A fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a fund having a contractual relationship only with the lender, not with the borrower. A fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a fund having a direct contractual relationship with the borrower, and a fund may enforce compliance by the borrower with the terms of the loan agreement.
In connection with floating rate loan interests, the Trust may also enter into unfunded floating rate loan interests (“commitments”). In connection with these commitments, the fund earns a commitment fee, typically set as a percentage of the commitment amount. Such fee income, which is included in interest income in the Statement of Operations, is recognized ratably over the commitment period. Unfunded floating rate loan interests are marked-to-market daily, and any unrealized appreciation (depreciation) is included in the Statement of Assets and Liabilities and Statement of Operations. As of period end, the Trust had the following unfunded floating rate loan interests:

Trust Name	Borrower	Par	Commitment Amount	Value	Unrealized Appreciation (Depreciation)

BIT	OMNIA Partners LLC	$13,384	$13,317	$13,350	$33

					$33

Forward Commitments, When-Issued and Delayed Delivery Securities:
The Trust may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Trust may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Trust may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Trust assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Trust’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.
TBA Commitments:
TBA commitments are forward agreements for the purchase or sale of securities, including mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date, if there are expenses or delays in connection with the TBA transactions, or if the counterparty fails to complete the transaction.
In order to better define contractual rights and to secure rights that will help a fund mitigate its counterparty risk, TBA commitments may be entered into by a fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a fund, if any, is noted in the Schedule of Investments. Typically, a fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a fund are not fully collateralized, contractually or otherwise, a fund bears the risk of loss from counterparty non-performance.
Mortgage Dollar Roll Transactions:
The Trust may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and a fund realizes gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a fund is required to purchase may decline below the agreed upon repurchase price of those securities.
Reverse Repurchase Agreements:
Reverse repurchase agreements are agreements with qualified third-party broker dealers in which a fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from

58	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
   (continued)

the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a fund would still be required to pay the full repurchase price. Further, a fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statement of Assets and Liabilities at face value including accrued interest. Due to the short-term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a fund to the counterparties are recorded as a component of interest expense in the Statement of Operations. In periods of increased demand for the security, a fund may receive a fee for the use of the security by the counterparty, which may result in interest income to a fund.
For the year ended October 31, 2023, the average daily amount of reverse repurchase agreements outstanding and the weighted average interest rate for the Trust were $289,509,981 and 4.93%, respectively.
Reverse repurchase transactions are entered into by a fund under Master Repurchase Agreements (each, an “MRA”), which permit a fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a fund. With reverse repurchase transactions, typically a fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a fund receives or posts securities and cash as collateral with a market value in excess of the repurchase price to be paid or received by a fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.
As of period end, the following table is a summary of the Trust’s open reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Reverse Repurchase Agreements	Fair Value of Non-Cash Collateral Pledged Including Accrued Interest	(a)	Cash Collateral Pledged/Received	(a)	Net Amount (b)

Barclays Bank PLC	$(6,974,404)	$6,974,404		$—		$—
Barclays Capital, Inc.	(5,538,219)	5,538,219		—		—
BNP Paribas SA	(31,580,615)	31,580,615		—		—
BofA Securities, Inc.	(63,964,520)	63,964,520		—		—
Credit Agricole Corporate and Investment Bank	(1,351,997)	1,351,997		—		—
Goldman Sachs & Co. LLC	(35,801,156)	35,801,156		—		—
HSBC Securities (USA), Inc.	(67,616,518)	67,616,518		—		—
J.P. Morgan Securities LLC	(16,119,185)	16,119,185		—		—
Nomura Securities International, Inc.	(26,996,244)	26,996,244		—		—
RBC Capital Markets, LLC	(13,029,480)	13,029,480		—		—
Societe Generale	(8,398,325)	6,959,182		—		(1,439,143)

TD Securities (USA) LLC	(8,262,786)	8,262,786		—		—

	$(285,633,449)	$284,194,306		$—		$(1,439,143)

(a)
Collateral, if any, with a value of $326,706,679 has been pledged in connection with open reverse repurchase agreements. Excess of collateral pledged to the individual counterparty is not shown for financial reporting purposes.

(b)	Net amount represents the net amount payable due to the counterparty in the event of default.
In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a fund’s obligation to repurchase the securities.

5.	DERIVATIVE FINANCIAL INSTRUMENTS
The Trust engages in various portfolio investment strategies using derivative contracts both to increase the returns of the Trust and/or to manage its exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedule of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).
Futures Contracts:
Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).
Futures contracts are exchange-traded agreements between the Trust and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statement of Assets and Liabilities.
Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable)

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements
   (continued)

on futures contracts in the Statement of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.
Forward Foreign Currency Exchange Contracts
: Forward foreign currency exchange contracts are entered into to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).
A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Trust are denominated and in some cases, may be used to obtain exposure to a particular market. The contracts are traded OTC and not on an organized exchange.
The contract is marked-to-market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statement of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies, and such value may exceed the amount(s) reflected in the Statement of Assets and Liabilities. Cash amounts pledged for forward foreign currency exchange contracts are considered restricted and are included in cash pledged as collateral for OTC derivatives in the Statement of Assets and Liabilities. The Trust’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Trust.
Options:
The Trust may purchase and write call and put options to increase or decrease its exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.
A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.
Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value –unaffiliated and options written at value, respectively, in the Statement of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statement of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statement of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid. When the Trust writes a call option, such option is typically “covered,” meaning that it holds the underlying instrument subject to being called by the option counterparty. When the Trust writes a put option, cash is segregated in an amount sufficient to cover the obligation. These amounts, which are considered restricted, are included in cash pledged as collateral for options written in the Statement of Assets and Liabilities.

•
Swaptions — The Trust may purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Trust’s holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

In purchasing and writing options, the Trust bears the risk of an unfavorable change in the value of the underlying instrument or the risk that it may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Trust purchasing or selling a security when it otherwise would not, or at a price different from the current market value.
Swaps:
Swap contracts are entered into to manage exposure to issuers, markets and securities. Such contracts are agreements between the Trust and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).
For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statement of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statement of Assets and Liabilities. Payments received or paid are recorded in the Statement of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statement of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust’s basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.
In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the CCP becomes the Trust’s counterparty on the swap. The Trust is required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Trust is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedule of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Amounts pledged, which are considered restricted cash, are included in cash pledged for centrally cleared swaps in the Statement of Assets and Liabilities. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statement of Assets and Liabilities. Payments received from (paid to) the counterparty are amortized over the term of the contract and recorded as realized gains (losses) in the Statement of Operations, including those at termination.

60	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
   (continued)

•
Credit default swaps — Credit default swaps are entered into to manage exposure to the market or certain sectors of the market, to reduce risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which a fund is not otherwise exposed (credit risk).

The Trust may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Trust will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Trust will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•	Interest rate swaps — Interest rate swaps are entered into to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).
Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.
Swap transactions involve, to varying degrees, elements of interest rate, credit and market risks in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.
Master Netting Arrangements:
In order to define its contractual rights and to secure rights that will help it mitigate its counterparty risk, the Trust may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Trust may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
Collateral Requirements:
For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Trust and the counterparty.
Cash collateral that has been pledged to cover obligations of the Trust and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledged by the Trust, if any, is noted in the Schedule of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Trust. Any additional required collateral is delivered to/pledged by the Trust on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Trust generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Trust from the counterparties are not fully collateralized, the Trust bears the risk of loss from counterparty non-performance. Likewise, to the extent the Trust has delivered collateral to a counterparty and stands ready to perform under the terms of its agreement with such counterparty, the Trust bears the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.
For financial reporting purposes, the Trust does not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statement of Assets and Liabilities.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES
Investment Advisory:
The Trust entered into an Investment Advisory Agreement with the Manager, the Trust’s investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of the Trust’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of the Trust.
For such services, the Trust pays the Manager a monthly fee at an annual rate equal to 0.80% of the average daily value of the Trust’s managed assets.
The Manager entered into a sub-advisory agreement with BlackRock (Singapore) Limited (“BSL”) and BlackRock International Limited (“BIL”) (collectively, the “Sub-Advisers”), each an affiliate of the Manager. The Manager pays BSL and BIL, for services they provide for that portion of the Trust for which BSL and BIL, as applicable, acts as sub-adviser, a monthly fee that is equal to a percentage of the investment advisory fees paid by the Trust to the Manager.

N O T E S T O F I N A N C I A L S T A T E M E N T S	61

Notes to Financial Statements
   (continued)

Distribution Fees:
BIT has entered into a Distribution Agreement with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager, to provide for distribution of BIT common shares on a reasonable best efforts basis through an equity shelf offering (a “Shelf Offering”) (the “Distribution Agreement”). Pursuant to the Distribution Agreement, BRIL will receive commissions with respect to sales of common shares at a commission rate of 1.00% of the gross proceeds of the sale of BIT’s common shares and a portion of such commission is re-allowed to broker-dealers engaged by BRIL. The commissions retained by BRIL during the period ended October 31, 2023 amounted to $0.
Expense Waivers:
The Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees the Trust pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2025. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Trustees, or by a vote of a majority of the outstanding voting securities of the Trust. This amount is included in fees waived and/or reimbursed by the Manager in the Statement of Operations. For the year ended October 31, 2023, the amount waived was $7,530.
The Manager has contractually agreed to waive its investment advisory fee with respect to any portion of the Trust’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2025. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Trust’s Independent Trustees. For the year ended October 31, 2023, there were no fees waived by the Manager pursuant to this arrangement.
Trustees and Officers:
Certain trustees and/or officers of the Trust are directors and/or officers of BlackRock or its affiliates. The Trust reimburses the Manager for a portion of the compensation paid to the Trust’s Chief Compliance Officer, which is included in Trustees and Officer in the Statement of Operations.

7.	PURCHASES AND SALES
For the year ended October 31, 2023, purchases and sales of investments, including paydowns/payups and excluding short-term securities, were as follows:

	U.S. Government Securities		Other Securities

Trust Name	Purchases	Sales	Purchases	Sales

BIT	$—	$14,059,781	$1,278,678,716	$1,291,637,222

For the year ended October 31, 2023, purchases and sales related to mortgage dollar rolls were $508,041,383 and $508,005,829, respectively.

8.	INCOME TAX INFORMATION
It is the Trust’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.
The Trust files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on the Trust’s U.S. federal tax returns generally remains open for a period of three years after they are filed. The statutes of limitations on the Trust’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.
Management has analyzed tax laws and regulations and their application to the Trust as of October 31, 2023, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Trust’s financial statements.
The tax character of distributions paid was as follows:

Trust Name	Year Ended 10/31/23	Year Ended 10/31/22

BIT
Ordinary income	$33,743,136	$40,442,459
Return of capital	22,251,175	15,441,926

	$55,994,311	$55,884,385

As of October 31, 2023, the tax components of accumulated earnings (loss) were as follows:

Trust Name	Non-Expiring Capital Loss Carryforwards (a)	Net Unrealized Gains (Losses) (b)	Total

BIT	$ (44,477,829)	$(69,866,947)	$ (114,344,776)

(a)	Amounts available to offset future realized capital gains.
(b)
The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, the realization for tax purposes of unrealized gains (losses) on certain futures and foreign currency exchange contracts, amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, the timing and recognition of partnership income, the accounting for swap agreements and the classification of investments.

62	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
   (continued)

As of October 31, 2023, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Trust Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

BIT	$899,488,680	$ 28,796,598	$ (98,632,688)	$(69,836,090)

9.	PRINCIPAL RISKS
In the normal course of business, the Trust invests in securities or other instruments and may enter into certain transactions, and such activities subject the Trust to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Trust and its investments.
Illiquidity Risk:
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Market Risk:
The Trust may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force the Trust to reinvest in lower yielding securities. The Trust may also be exposed to reinvestment risk, which is the risk that income from the Trust’s portfolio will decline if the Trust invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below the Trust portfolio’s current earnings rate.
Infectious Illness Risk:
An outbreak of an infectious illness, such as the COVID-19 pandemic, may adversely impact the economies of many nations and the global economy, and may impact individual issuers and capital markets in ways that cannot be foreseen. An infectious illness outbreak may result in, among other things, closed international borders, prolonged quarantines, supply chain disruptions, market volatility or disruptions and other significant economic, social and political impacts.
Valuation Risk:
The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. The Trust may invest in illiquid investments. An illiquid investment is any investment that the Trust reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Trust may experience difficulty in selling illiquid investments in a timely manner at the price that it believes the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause the Trust’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of the Trust may lose value, regardless of the individual results of the securities and other instruments in which the Trust invests.
The price the Trust could receive upon the sale of any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore the Trust’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Trust, and the Trust could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Trust’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.
Counterparty Credit Risk:
The Trust may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Trust manages counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Trust to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Trust’s exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statement of Assets and Liabilities, less any collateral held by the Trust.
A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.
With exchange-traded futures and centrally cleared swaps, there is less counterparty credit risk to the Trust since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Trust does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Trust.

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements
   (continued)

Geographic/Asset Class Risk:
A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within the Trust’s portfolio are disclosed in its Schedule of Investments.
The Trust invests a significant portion of its assets in high yield securities. High yield securities that are rated below investment-grade (commonly referred to as “junk bonds”) or are unrated may be deemed speculative, involve greater levels of risk than higher-rated securities of similar maturity and are more likely to default. High yield securities may be issued by less creditworthy issuers, and issuers of high yield securities may be unable to meet their interest or principal payment obligations. High yield securities are subject to extreme price fluctuations, may be less liquid than higher rated fixed-income securities, even under normal economic conditions, and frequently have redemption features.
The Trust invests a significant portion of its assets in fixed-income securities and/or uses derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will decrease as interest rates rise and increase as interest rates fall. The Trust may be subject to a greater risk of rising interest rates due to the period of historically low interest rates that ended in March 2022. The Federal Reserve has recently been raising the federal funds rate as part of its efforts to address inflation. There is a risk that interest rates will continue to rise, which will likely drive down the prices of bonds and other fixed-income securities, and could negatively impact the Trust’s performance.
The Trust invests a significant portion of its assets in securities of issuers located in the United States. A decrease in imports or exports, changes in trade regulations, inflation and/or an economic recession in the United States may have a material adverse effect on the U.S. economy and the securities listed on U.S. exchanges. Proposed and adopted policy and legislative changes in the United States may also have a significant effect on U.S. markets generally, as well as on the value of certain securities. Governmental agencies project that the United States will continue to maintain elevated public debt levels for the foreseeable future which may constrain future economic growth. Circumstances could arise that could prevent the timely payment of interest or principal on U.S. government debt, such as reaching the legislative “debt ceiling.” Such non-payment would result in substantial negative consequences for the U.S. economy and the global financial system. If U.S. relations with certain countries deteriorate, it could adversely affect issuers that rely on the United States for trade. The United States has also experienced increased internal unrest and discord. If these trends were to continue, they may have an adverse impact on the U.S. economy and the issuers in which the Trust invests.
The Trust invests a significant portion of its assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. When a fund concentrates its investments in this manner, it assumes a greater risk of prepayment or payment extension by securities issuers. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions. Investment percentages in these securities are presented in the Schedule of Investments.
LIBOR Transition Risk
: The Trust may be exposed to financial instruments that recently transitioned from, or continue to be tied to, the London Interbank Offered Rate (“LIBOR”) to determine payment obligations, financing terms, hedging strategies or investment value. The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has ceased publishing all LIBOR settings, but some USD LIBOR settings will continue to be published under a synthetic methodology until September 30, 2024 for certain legacy contracts. SOFR has been used increasingly on a voluntary basis in new instruments and transactions. Under U.S. regulations that implement a statutory fallback mechanism to replace LIBOR, benchmark rates based on SOFR have replaced LIBOR in certain financial contracts. The ultimate effect of the LIBOR transition process on the Trust is uncertain.

10.	CAPITAL SHARE TRANSACTIONS
The Trust is authorized to issue an unlimited number of shares, all of which were initially classified as Common Shares. The Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.
Common Shares
For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Trust Name	10/31/23	10/31/22

BIT	103,666	74,296

The Trust participates in an open market share repurchase program (the “Repurchase Program”). From December 1, 2021 through November 30, 2022, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. From December 1, 2022 through November 30, 2023, the Trust may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2022, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Trust’s NAV. There is no assurance that the Trust will purchase shares in any particular amounts. For the year ended October 31, 2023, the Trust did not repurchase any shares.
The Trust has filed a prospectus with the SEC allowing it to issue an additional 15,000,000 Common Shares, through an equity Shelf Offering. Under the Shelf Offering, the Trust, subject to market conditions, may raise additional equity capital from time to time in varying amounts and utilizing various offering methods at a net price at or above the Trust’s NAV per Common Share (calculated within 48 hours of pricing). As of period end, 15,000,000 Common Shares remain available for issuance under the Shelf Offering. For the year ended October 31, 2023, Common Shares issued and outstanding under the Shelf Offering remained constant. See Additional Information - Shelf Offering Program for additional information.

64	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements
   (continued)

Initial costs incurred by the Trust in connection with its Shelf Offering are recorded as “Deferred offering costs” in the Statement of Assets and Liabilities. As shares are sold, a portion of the costs attributable to the shares sold will be charged against paid-in-capital. Any remaining deferred charges at the end of the shelf offering period will be charged to expense.

11.	SUBSEQUENT EVENTS
Management’s evaluation of the impact of all subsequent events on the Trust’s financial statements was completed through the date the financial statements were issued and the following item was noted:
The Trust declared and paid or will pay distributions to Common Shareholders as follows:

Trust Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

BIT	11/01/23	11/15/23	11/30/23	$0.123700
	12/05/23	12/15/23	12/20/23	0.123700

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of BlackRock Multi-Sector Income Trust:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of BlackRock Multi-Sector Income Trust (the “Fund”), including the schedule of investments, as of October 31, 2023, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2023, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP
Boston, Massachusetts
December 21, 2023
We have served as the auditor of one or more BlackRock investment companies since 1992.

66	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Important Tax Information
   (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as qualified dividend income for individuals for the fiscal year ended October 31, 2023:

Trust Name	Qualified Dividend Income
BIT	$2,785,377
The Trust hereby designates the following amount, or maximum amount allowable by law, of distributions from direct federal obligation interest for the fiscal year ended October 31, 2023:

Trust Name	Federal Obligation Interest
BIT	$85,864
The law varies in each state as to whether and what percent of ordinary income dividends attributable to federal obligations is exempt from state income tax. Shareholders are advised to check with their tax advisers to determine if any portion of the dividends received is exempt from state income tax.
The following percentage, or maximum percentage allowable by law, of ordinary income distributions paid during the fiscal year ended October 31, 2023 qualified for the dividends-received deduction for corporate shareholders:

Trust Name	Dividends-Received Deduction
BIT	4.07%
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended October 31, 2023:

Trust Name	Interest Dividends
BIT	$32,186,241
The Trust hereby designates the following amount, or maximum amount allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended October 31, 2023:

Trust Name	Interest- Related Dividends
BIT	$18,119,964

I M P O R T A N T T A X I N F O R M A T I O N	67

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements

The Board of Trustees (the “Board,” the members of which are referred to as “Board Members”) of BlackRock Multi-Sector Income Trust (the “Fund”) met on May 4, 2023 (the “May Meeting”) and June 1-2, 2023 (the “June Meeting”) to consider the approval to continue the investment advisory agreement (the “Advisory Agreement”) between the Fund and BlackRock Advisors, LLC (the “Manager”), the Fund’s investment adviser. The Board also considered the approval to continue the sub-advisory agreements (the “Sub-Advisory Agreements”) between (1) the Manager, BlackRock International Limited (“BIL”) and the Fund, and (2) the Manager, BlackRock (Singapore) Limited (“BRS” and together with BIL, the “Sub-Advisors”) and the Fund. The Manager and the Sub-Advisors are referred to herein as “BlackRock.” The Advisory Agreement and the Sub-Advisory Agreements are referred to herein as the “Agreements.”
The Approval Process
Consistent with the requirements of the Investment Company Act of 1940 (the “1940 Act”), the Board considers the approval of the continuation of the Agreements for the Fund on an annual basis. The Board members who are not “interested persons” of the Fund, as defined in the 1940 Act, are considered independent Board members (the “Independent Board Members”). The Board’s consideration entailed a year-long deliberative process during which the Board and its committees assessed BlackRock’s various services to the Fund, including through the review of written materials and oral presentations, and the review of additional information provided in response to requests from the Independent Board Members. The Board had four quarterly meetings per year, each of which extended over a two-day period, as well as additional ad hoc
meetings and executive sessions throughout the year, as needed. The committees of the Board similarly met throughout the year. The Board also had an additional one-day meeting to consider specific information regarding the renewal of the Agreements. In considering the renewal of the Agreements, the Board assessed, among other things, the nature, extent and quality of the services provided to the Fund by BlackRock, BlackRock’s personnel and affiliates, including (as applicable): investment management services; accounting oversight; administrative and shareholder services; oversight of the Fund’s service providers; risk management and oversight; and legal, regulatory and compliance services. Throughout the year, including during the contract renewal process, the Independent Board Members were advised by independent legal counsel, and met with independent legal counsel in various executive sessions outside of the presence of BlackRock’s management.
During the year, the Board, acting directly and through its committees, considered information that was relevant to its annual consideration of the renewal of the Agreements, including the services and support provided by BlackRock to the Fund and its shareholders. BlackRock also furnished additional information to the Board in response to specific questions from the Board. Among the matters the Board considered were: (a) investment performance for one-year, three-year, five-year, and/or since inception periods, as applicable, against peer funds, relevant benchmarks, and other performance metrics, as applicable, as well as BlackRock senior management’s and portfolio managers’ analyses of the reasons for any outperformance or underperformance relative to its peers, benchmarks, and other performance metrics, as applicable; (b) leverage management, as applicable; (c) fees, including advisory, administration, if applicable, and other amounts paid to BlackRock and its affiliates by the Fund for services; (d) Fund operating expenses and how BlackRock allocates expenses to the Fund; (e) the resources devoted to risk oversight of, and compliance reports relating to, implementation of the Fund’s investment objective, policies and restrictions, and meeting regulatory requirements; (f) BlackRock’s and the Fund’s adherence to applicable compliance policies and procedures; (g) the nature, character and scope of non-investment management services provided by BlackRock and its affiliates and the estimated cost of such services, as available; (h) BlackRock’s and other service providers’ internal controls and risk and compliance oversight mechanisms; (i) BlackRock’s implementation of the proxy voting policies approved by the Board; (j) execution quality of portfolio transactions; (k) BlackRock’s implementation of the Fund’s valuation and liquidity procedures; (l) an analysis of management fees paid to BlackRock for products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust and institutional separate account product channels, as applicable, and the similarities and differences between these products and the services provided as compared to the Fund; (m) BlackRock’s compensation methodology for its investment professionals and the incentives and accountability it creates, along with investment professionals’ investments in the fund(s) they manage; (n) periodic updates on BlackRock’s business; and (o) the Fund’s market discount/premium compared to peer funds.
Prior to and in preparation for the May Meeting, the Board received and reviewed materials specifically relating to the renewal of the Agreements. The Independent Board Members are continuously engaged in a process with their independent legal counsel and BlackRock to review the nature and scope of the information provided to the Board to better assist its deliberations. The materials provided in connection with the May Meeting included, among other things: (a) information independently compiled and prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), based on either a Lipper classification or Morningstar category, regarding the Fund’s fees and expenses as compared with a peer group of funds as determined by Broadridge (“Expense Peers”) and the investment performance of the Fund as compared with a peer group of funds (“Performance Peers”); (b) information on the composition of the Expense Peers and Performance Peers and a description of Broadridge’s methodology; (c) information on the estimated profits realized by BlackRock and its affiliates pursuant to the Agreements and a discussion of fall-out benefits to BlackRock and its affiliates; (d) a general analysis provided by BlackRock concerning investment management fees received in connection with other types of investment products, such as institutional accounts, sub-advised mutual funds, closed-end funds, and open-end funds, under similar investment mandates, as applicable; (e) a review of non-management fees; (f) the existence, impact and sharing of potential economies of scale, if any, with the Fund; (g) a summary of aggregate amounts paid by the Fund to BlackRock; and (h) various additional information requested by the Board as appropriate regarding BlackRock’s and the Fund’s operations.
At the May Meeting, the Board reviewed materials relating to its consideration of the Agreements and the Independent Board Members presented BlackRock with questions and requests for additional information. BlackRock responded to these questions and requests with additional written information in advance of the June Meeting.
At the June Meeting, the Board concluded its assessment of, among other things: (a) the nature, extent and quality of the services provided by BlackRock; (b) the investment performance of the Fund as compared to its Performance Peers and to other metrics, as applicable; (c) the advisory fee and the estimated cost of the services and estimated profits realized by BlackRock and its affiliates from their relationship with the Fund; (d) the Fund’s fees and expenses compared to its Expense Peers; (e) the existence and sharing of potential economies of scale; (f) any fall-out benefits to BlackRock and its affiliates as a result of BlackRock’s relationship with the Fund; and (g) other factors deemed relevant by the Board Members.
The Board also considered other matters it deemed important to the approval process, such as other payments made to BlackRock or its affiliates relating to securities lending and cash management, and BlackRock’s services related to the valuation and pricing of Fund portfolio holdings. The Board noted the willingness of BlackRock’s personnel to engage in open, candid discussions with the Board. The Board Members evaluated the information available to them on a fund-by-fund basis. The following paragraphs provide more information about some of the primary factors that were relevant to the Board’s decision. The Board Members did not identify any particular information, or any single factor as determinative, and each Board Member may have attributed different weights to the various items and factors considered.

68	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements
   (continued)

A. Nature, Extent and Quality of the Services Provided by BlackRock
The Board, including the Independent Board Members, reviewed the nature, extent and quality of services provided by BlackRock, including the investment advisory services, and the resulting performance of the Fund. Throughout the year, the Board compared Fund performance to the performance of a comparable group of closed-end funds, relevant benchmarks, and performance metrics, as applicable. The Board met with BlackRock’s senior management personnel responsible for investment activities, including the senior investment officers. The Board also reviewed the materials provided by the Fund’s portfolio management team discussing the Fund’s performance, investment strategies and outlook.
The Board considered, among other factors, with respect to BlackRock: the experience of investment personnel generally and the Fund’s portfolio management team; research capabilities; investments by portfolio managers in the funds they manage; portfolio trading capabilities; use of technology; commitment to compliance; credit analysis capabilities; risk analysis and oversight capabilities; and the approach to training and retaining portfolio managers and other research, advisory and management personnel. The Board also considered BlackRock’s overall risk management program, including the continued efforts of BlackRock and its affiliates to address cybersecurity risks and the role of BlackRock’s Risk & Quantitative Analysis Group. The Board engaged in a review of BlackRock’s compensation structure with respect to the Fund’s portfolio management team and BlackRock’s ability to attract and retain high-quality talent and create performance incentives.
In addition to investment advisory services, the Board considered the nature and quality of the administrative and other non-investment advisory services provided to the Fund. BlackRock and its affiliates provide the Fund with certain administrative, shareholder and other services (in addition to any such services provided to the Fund by third parties) and officers and other personnel as are necessary for the operations of the Fund. In particular, BlackRock and its affiliates provide the Fund with administrative services including, among others: (i) responsibility for disclosure documents, registration statements in connection with the Fund’s equity shelf program, and periodic shareholder reports; (ii) preparing communications with analysts to support secondary market trading of the Fund; (iii) oversight of daily accounting and pricing; (iv) responsibility for periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of third-party service providers including, among others, the Fund’s custodian, fund accountant, transfer agent, and auditor; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing legal and compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues such as the merger, consolidation or repurposing of certain closed-end funds; and (ix) performing or managing administrative functions necessary for the operation of the Fund, such as tax reporting, expense management, fulfilling regulatory filing requirements, and shareholder call center and other services. The Board reviewed the structure and duties of BlackRock’s fund administration, shareholder services, and legal and compliance departments and considered BlackRock’s policies and procedures for assuring compliance with applicable laws and regulations. The Board considered the operation of BlackRock’s business continuity plans.
The Board noted that the engagement of the Sub-Advisors with respect to the Fund facilitates the provision of investment advice and trading by investment personnel out of non-U.S. jurisdictions. The Board considered that this arrangement provides additional flexibility to the portfolio management team, which may benefit the Fund and its shareholders.
B. The Investment Performance of the Fund and BlackRock
The Board, including the Independent Board Members, reviewed and considered the performance history of the Fund throughout the year and at the May Meeting. In preparation for the May Meeting, the Board was provided with reports independently prepared by Broadridge, which included an analysis of the Fund’s performance as of December 31, 2022, as compared to its Performance Peers. The performance information is based on net asset value (NAV), and utilizes Lipper data. Lipper’s methodology calculates a fund’s total return assuming distributions are reinvested on the ex-date at a fund’s ex-date NAV. Broadridge ranks funds in quartiles, ranging from first to fourth, where first is the most desirable quartile position and fourth is the least desirable. In connection with its review, the Board received and reviewed information regarding the investment performance of the Fund as compared to its Performance Peers and certain performance metrics (“Performance Metrics”). The Board and its Performance Oversight Committee regularly review and meet with Fund management to discuss the performance of the Fund throughout the year.
In evaluating performance, the Board focused particular attention on funds with less favorable performance records. The Board also noted that while it found the data provided by Broadridge generally useful, it recognized the limitations of such data, including in particular, that notable differences may exist between a fund and its Performance Peers (for example, the investment objectives and strategies). Further, the Board recognized that the performance data reflects a snapshot of a period as of a particular date and that selecting a different performance period could produce significantly different results. The Board also acknowledged that long-term performance could be impacted by even one period of significant outperformance or underperformance, and that a single investment theme could have the ability to disproportionately affect long-term performance.
The Board reviewed and considered the Fund’s performance relative to the Fund’s Performance Metrics. Based on an overall rating relative to the Performance Metrics, the Fund generally performed in line with expectations. The Board noted that BlackRock believes that the Performance Metrics are an appropriate performance comparison for the Fund, and that BlackRock has explained its rationale for this belief to the Board.
C. Consideration of the Advisory/Management Fees and the Estimated Cost of the Services and Estimated Profits Realized by BlackRock and its Affiliates from their Relationship with the Fund
The Board, including the Independent Board Members, reviewed the Fund’s contractual management fee rate compared with those of its Expense Peers. The contractual management fee rate represents a combination of the advisory fee and any administrative fees, before taking into account any reimbursements or fee waivers. The Board also compared the Fund’s total expense ratio, as well as its actual management fee rate as a percentage of managed assets, which is the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes) to those of its Expense Peers. The total expense ratio represents a fund’s total net operating expenses, excluding any investment related expenses. The total expense ratio gives effect to any expense reimbursements or fee waivers, and the actual management fee rate gives effect to any management fee reimbursements or waivers. The Board considered that the fee and expense information in the Broadridge report for the Fund reflected information for a specific period and that historical asset levels and expenses may differ from current levels, particularly in a period of market volatility. The Board considered the services provided and the fees charged by BlackRock and its affiliates to other types of clients with similar investment mandates, as applicable, including institutional accounts and sub-advised mutual funds (including mutual funds sponsored by third parties).

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	69

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements
   (continued)

The Board received and reviewed statements relating to BlackRock’s financial condition. The Board reviewed BlackRock’s profitability methodology and was also provided with an estimated profitability analysis that detailed the revenues earned and the expenses incurred by BlackRock for services provided to the Fund. The Board reviewed BlackRock’s estimated profitability with respect to the Fund and other funds the Board currently oversees for the year ended December 31, 2022 compared to available aggregate estimated profitability data provided for the prior two years. The Board reviewed BlackRock’s estimated profitability with respect to certain other U.S. fund complexes managed by the Manager and/or its affiliates. The Board reviewed BlackRock’s assumptions and methodology of allocating expenses in the estimated profitability analysis, noting the inherent limitations in allocating costs among various advisory products. The Board recognized that profitability may be affected by numerous factors including, among other things, fee waivers and expense reimbursements by the Manager, the types of funds managed, precision of expense allocations and business mix. The Board thus recognized that calculating and comparing profitability at the individual fund level is difficult.
The Board noted that, in general, individual fund or product line profitability of other advisors is not publicly available. The Board reviewed BlackRock’s overall operating margin, in general, compared to that of certain other publicly traded asset management firms. The Board considered the differences between BlackRock and these other firms, including the contribution of technology at BlackRock, BlackRock’s expense management, and the relative product mix.
The Board considered whether BlackRock has the financial resources necessary to attract and retain high quality investment management personnel to perform its obligations under the Agreements and to continue to provide the high quality of services that is expected by the Board. The Board further considered factors including but not limited to BlackRock’s commitment of time and resources, assumption of risk, and liability profile in servicing the Fund, including in contrast to what is required of BlackRock with respect to other products with similar investment mandates across the open-end fund, closed-end fund, sub-advised mutual fund, collective investment trust, and institutional separate account product channels, as applicable.
The Board noted that the Fund’s contractual management fee rate ranked in the second quartile, and that the actual management fee rate and total expense ratio each ranked in the second quartile relative to the Expense Peers.
D. Economies of Scale
The Board, including the Independent Board Members, considered the extent to which economies of scale might be realized as the assets of the Fund increase. The Board also considered the extent to which the Fund benefits from such economies of scale in a variety of ways, and whether there should be changes in the advisory fee rate or breakpoint structure in order to enable the Fund to more fully participate in these economies of scale. The Board considered the Fund’s asset levels and whether the current fee was appropriate.
Based on the Board’s review and consideration of the issue, the Board concluded that most closed-end funds do not have fund level breakpoints because closed-end funds generally do not experience substantial growth after the initial public offering. Closed-end funds are typically priced at scale at a fund’s inception. The Board noted that although the Fund may from time-to-time make additional share offerings pursuant to its equity shelf program, the growth of the Fund’s assets will occur primarily through the appreciation of its investment portfolio.
E. Other Factors Deemed Relevant by the Board Members
The Board, including the Independent Board Members, also took into account other ancillary or “fall-out” benefits that BlackRock or its affiliates may derive from BlackRock’s respective relationships with the Fund, both tangible and intangible, such as BlackRock’s ability to leverage its investment professionals who manage other portfolios and its risk management personnel, an increase in BlackRock’s profile in the investment advisory community, and the engagement of BlackRock’s affiliates as service providers to the Fund, including for administrative, securities lending and cash management services. With respect to securities lending, during the year the Board also considered information provided by independent third-party consultants related to the performance of each BlackRock affiliate as securities lending agent. The Board also considered BlackRock’s overall operations and its efforts to expand the scale of, and improve the quality of, its operations. The Board also noted that, subject to applicable law, BlackRock may use and benefit from third-party research obtained by soft dollars generated by certain registered fund transactions to assist in managing all or a number of its other client accounts.
In connection with its consideration of the Agreements, the Board also received information regarding BlackRock’s brokerage and soft dollar practices. The Board received reports from BlackRock which included information on brokerage commissions and trade execution practices throughout the year.
The Board noted the competitive nature of the closed-end fund marketplace, and that shareholders are able to sell their Fund shares in the secondary market if they believe that the Fund’s fees and expenses are too high or if they are dissatisfied with the performance of the Fund.
The Board also considered the various notable initiatives and projects BlackRock performed in connection with its closed-end fund product line. These initiatives included developing equity shelf programs; efforts to eliminate product overlap with fund mergers; ongoing services to manage leverage that has become increasingly complex; periodic evaluation of share repurchases and other support initiatives for certain BlackRock funds; and continued communication efforts with shareholders, fund analysts and financial advisers. With respect to the latter, the Independent Board Members noted BlackRock’s continued commitment to supporting the secondary market for the common shares of its closed-end funds through a comprehensive secondary market communication program designed to raise investor and analyst awareness and understanding of closed-end funds. BlackRock’s support services included, among other things: sponsoring and participating in conferences; communicating with closed-end fund analysts covering the BlackRock funds throughout the year; providing marketing and product updates for the closed-end funds; and maintaining and enhancing its closed-end fund website.
Conclusion
At the June Meeting, in a continuation of the discussions that occurred during the May Meeting, and as a culmination of the Board’s year-long deliberative process, the Board, including the Independent Board Members, unanimously approved the continuation of the Advisory Agreement between the Manager and the Fund for a one-year term ending June 30, 2024, and the Sub-Advisory Agreements among the Manager, the Sub-Advisors and the Fund for a one-year term ending June 30, 2024. Based upon its evaluation of all of the aforementioned factors in their totality, as well as other information, the Board, including the Independent Board Members, was satisfied that the terms of the Agreements were fair and reasonable and in the best interest of the Fund and its shareholders. In arriving at its decision to approve the Agreements, the Board did not identify

70	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Disclosure of Investment Advisory Agreement and Sub-Advisory Agreements
   (continued)

any single factor or group of factors as all-important or controlling, but considered all factors together, and different Board Members may have attributed different weights to the various factors considered. The Independent Board Members were advised by independent legal counsel throughout the deliberative process.

D I S C L O S U R E O F I N V E S T M E N T A D V I S O R Y A G R E E M E N T A N D S U B - A D V I S O R Y A G R E E M E N T S	71

Investment Objectives, Policies and Risks

Recent Changes
The following information is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Trust.
During the Trust’s most recent fiscal year, there were no material changes in the Trust’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Trust.
Investment Objectives and Policies
The Trust’s primary investment objective is to seek high current income, with a secondary objective of capital appreciation. The Trust’s investment objectives may be changed by the Board of Trustees of the Trust (the “Board,” and each member, a “Trustee”) without prior shareholder approval.
In investing the Trust’s assets, BlackRock Advisors, LLC, the Trust’s investment adviser (the “Manager”), and BlackRock International Limited and BlackRock (Singapore) Limited, the Trust’s sub-advisers (each, a “Sub-Advisor” and, collectively with the Manager, the “Managers”), expect to allocate capital across multiple sectors of the fixed-income securities market by evaluating portfolio risk in light of the available investment opportunities and prevailing risks in the fixed-income market, with the goal of delivering attractive risk-adjusted returns. In doing so, the Managers seek to find the appropriate balance between risk mitigation and opportunism. The Managers do not manage the Trust to a benchmark, which provides flexibility to allocate and rotate the Trust’s assets across various sectors within the fixed-income universe. This strategy seeks to provide exposure to those segments of the fixed-income market that the Managers anticipate will provide value while attempting to minimize exposure to those segments that the Managers anticipate will not provide value. If the Managers’ perception of the value of a segment of the fixed-income market or an individual security is incorrect, your investment in the Trust may lose value.
Under normal market conditions, the Trust will invest at least 80% of its Managed Assets in loan and debt instruments and other investments with similar economic characteristics (collectively “fixed-income securities”). The Trust may invest directly in securities or synthetically through the use of derivatives. “Managed Assets” means the total assets of the Trust (including any assets attributable to money borrowed for investment purposes) minus the sum of the Trust’s accrued liabilities (other than money borrowed for investment purposes). Fixed-income securities in which the Trust may invest include:

•
mortgage related securities, including mortgage-backed securities (“MBS”), which are structured debt obligations collateralized by pools of commercial mortgages (commercial mortgage-backed securities or “CMBS”) or residential mortgages (residential mortgage-backed securities or “RMBS”), including agency RMBS issued or guaranteed by U.S. federal agencies or government related guarantors and non-agency RMBS issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers; collateralized mortgage obligations (“CMOs”); Real Estate Mortgage Investment Conduits (“REMICs”), including resecuritizations of REMICs; stripped mortgage-backed securities, including interest-only (“IO”) and principal-only (“PO”) classes; delegated underwriting and servicing bonds; MBS credit default swaps and other mortgage related derivative instruments; inverse floating rate instruments which are derivative interests in MBS; repurchase agreements supported by MBS; and interests in real estate investment trusts (“REITs”) that invest the majority of their assets in real property mortgages or MBS, including debt and preferred stock issued by mortgage REITs;

•	asset-backed securities (“ABS”);

•	U.S. Government and agency securities;

•
loans and loan participations, including senior secured floating rate and fixed rate loans or debt (“Senior Loans”) and second lien or other subordinated or unsecured floating rate and fixed rate loans or debt (“Second Lien Loans”);

•
bonds or other debt securities issued by U.S. or foreign (non-U.S.) corporations or other business entities, which may include fixed, variable and floating rate bonds, debentures, notes and other similar types of debt instrument (collectively referred to herein as “corporate bonds”), of any quality, rated or unrated, including those that are rated below investment grade quality;

•	collateralized loan obligations (“CLOs”);

•	preferred securities;

•	convertible securities, including synthetic convertible securities;

•	sovereign debt, including obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities;

•	municipal securities, including taxable municipal securities such as Build America Bonds (“BABs”); and

•	structured instruments, including structured notes, hybrid or indexed securities, event-linked securities, credit-linked notes (“CLNs”), equity-linked notes and structured credit products.
The Trust may invest in fixed-income securities of any type, including those with fixed, floating or variable interest rates, those with interest rates that change based on multiples of changes in a specified reference interest rate or index of interest rates and those with interest rates that change inversely to changes in interest rates, as well as those that

72	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
   (continued)

do not bear interest. The Trust may hold securities of any duration or maturity and does not maintain set policies with respect to the average duration or maturity of the Trust’s portfolio. Additionally, as part of the Trust’s investments in loans, the Trust may make loans directly to borrowers either as a sole lender or by acting as a member of a syndicate of original lenders.
The Trust may invest in securities of any quality, rated or unrated, including those that are rated below investment grade quality (rated Ba/BB or below by Moody’s Investor’s Service, Inc. (“Moody’s”), S&P Global Ratings (“S&P”), or Fitch Ratings, Inc. (“Fitch”)) or securities that are unrated but judged to be of comparable quality by the Managers. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve greater price volatility than securities in higher rating categories. Under normal market conditions, the Trust will not invest more than 20% of its Managed Assets in securities, other than mortgage related and other asset-backed securities, that are, at the time of investment, rated CCC+ or lower by S&P or Fitch or Caa1 or lower by Moody’s, or that are unrated but judged to be of comparable quality by the Managers. For purposes of applying the foregoing policy, in the case of securities with split ratings (i.e., a security receiving two different ratings from two different rating agencies), the Trust will apply the higher of the applicable ratings. The Trust may invest in mortgage related and other asset backed securities of any quality, rated or unrated, without limitation.
Under normal market conditions, the Trust will not invest more than 10% of its Managed Assets in CLOs.
Under normal market conditions, the Trust will invest at least 25% of its total assets in mortgage related securities. The Trust’s investment in mortgage related securities may consist entirely of privately issued securities, which are issued by commercial banks, savings and loan institutions, mortgage bankers, private mortgage insurance companies and other non-governmental issuers. The Securities and Exchange Commission (the “SEC”) informed the Trust that it is the view of the SEC staff that privately issued MBS constitute an “industry” for purposes of a fund’s industry concentration policy. On July 8, 2013, the Trust obtained formal “no-action” relief from the staff of the SEC that the staff would not recommend any enforcement action in connection with the Trust’s policy to concentrate its investments in the group of industries constituting mortgage related securities (including privately issued MBS and agency MBS).
Under normal market conditions, the Trust may invest up to 20% of its Managed Assets in securities other than fixed-income securities, including common stocks, warrants, depositary receipts and other equity securities.
The Trust may invest without limitation in securities of U.S. issuers and non-U.S. issuers located in countries throughout the world, including in developed and emerging markets. Foreign securities in which the Trust may invest may be U.S. dollar-denominated or non-U.S. dollar-denominated. The Trust may invest in securities of issuers of any market capitalization size, including small- and mid-cap companies, and of issuers that operate in any sector or industry.
The Trust may also invest in securities of other open- or closed-end investment companies, including exchange-traded funds (“ETFs”), subject to applicable regulatory limits, that invest primarily in securities of the types in which the Trust may invest directly. The Trust treats its investments in open- or closed-end investment companies that invest substantially all of their assets in fixed-income securities as investments in fixed-income securities.
The Trust may make short sales of securities. The Trust will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 25% of the value of its Managed Assets or the Trust’s aggregate short sales of a particular class of securities exceeds 25% of the outstanding securities of that class.
During temporary defensive periods, and in order to keep the Trust’s cash fully invested, the Trust may invest up to 100% of its total assets in liquid, short-term investments, including high quality, short-term securities. The Trust may not achieve its investment objectives under these circumstances.
The Trust’s investment policies are non-fundamental policies and may be changed by the Board without prior shareholder approval. The Trust’s policy to invest at least 80% of its Managed Assets in fixed-income securities may be changed by the Board; however, if this policy changes, the Trust will provide shareholders at least 60 days’ written notice before implementation of the change.
The percentage limitations applicable to the Trust’s portfolio apply only at the time of initial investment and the Trust will not be required to sell investments due to subsequent changes in the value of investments that it owns.
Leverage:
The Trust currently uses leverage to seek to achieve its investment objectives. The Trust currently leverages its assets through the use of reverse repurchase agreements and/or dollar rolls. The Trust currently does not intend to borrow money or issue debt securities or preferred shares. Although it has no present intention to do so, the Trust reserves the right to borrow money from banks or other financial institutions or issue debt securities or preferred shares in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares. The Trust is permitted to use leverage of up to 50% of its Managed Assets (100% of its net assets).
The Trust may enter into derivative securities transactions that have leverage embedded in them.
The Trust may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Trust securities.
Risk Factors
This section contains a discussion of the general risks of investing in the Trust. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that the Trust will meet its investment objective or that the Trust’s performance will be positive for any period of time. The order of the below risk factors does not indicate the significance of any particular risk factor.
Investment and Market Discount Risk:
An investment in the Trust’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Trust’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Trust should not be treated as a trading vehicle. Shares of closed-end

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	73

Investment Objectives, Policies and Risks
   (continued)

management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Trust’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Trust’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Trust. During periods in which the Trust may use leverage, the Trust’s investment, market discount and certain other risks will be magnified.
Concentration Risk:
The Trust’s strategy of concentrating in mortgage related securities means that its performance will be closely tied to the performance of a particular market segment. The Trust’s concentration in these securities may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these securities would have a larger impact on the Trust than on a mutual fund that does not concentrate in such securities. At times, the performance of these securities will lag the performance of other industries or the broader market as a whole.
Debt Securities Risk:
Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•
Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Trust may be subject to a greater risk of rising interest rates due to the recent period of historically low interest rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Trust’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security of portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Trust’s investments will not affect interest income derived from instruments already owned by the Trust, but will be reflected in the Trust’s net asset value. The Trust may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Trust management.
To the extent the Trust invests in debt securities that may be prepaid at the option of the obligor (such as mortgage-backed securities), the sensitivity of such securities to changes in interest rates may increase (to the detriment of the Trust) when interest rates rise. Moreover, because rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Trust to the extent that it invests in floating rate debt securities.
These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.
A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Trust to sell assets at inopportune times or at a loss or depressed value and could hurt the Trust’s performance.

•
Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Trust’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•
Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Trust may have to invest the proceeds in securities with lower yields.

Mortgage- and Asset-Backed Securities Risks:
Mortgage- and asset-backed securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-backed securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-backed securities.
REIT Investment Risk:
Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings of securities and may be more volatile than other securities. REIT issuers may also fail to maintain their exemptions from investment company registration or fail to qualify for the “dividends paid deduction” under the Internal Revenue Code of 1986, as amended, which allows REITs to reduce their corporate taxable income for dividends paid to their shareholders.
U.S. Government Obligations Risk:
Certain securities in which the Trust may invest, including securities issued by certain U.S. Government agencies and U.S. Government sponsored enterprises, are not guaranteed by the U.S. Government or supported by the full faith and credit of the United States. In addition, circumstances could arise that could prevent the timely payment of interest or principal on U.S. Government obligations, such as reaching the legislative “debt ceiling.” Such non-payment could result in losses to the Trust and substantial negative consequences for the U.S. economy and the global financial system.
Senior Loans Risk:
There is less readily available, reliable information about most senior loans than is the case for many other types of securities. An economic downturn generally leads to a higher non-payment rate, and a senior loan may lose significant value before a default occurs. Moreover, any specific collateral used to secure a senior loan may decline in value or become illiquid, which would adversely affect the senior loan’s value. No active trading market may exist for certain senior loans, which may impair the ability of the Trust to realize full value in the event of the need to sell a senior loan and which may make it difficult to value senior loans. Although senior loans in which the Trust will invest generally will be secured by specific collateral, there can be no assurance that liquidation of such collateral would satisfy the borrower’s obligation in the event

74	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
   (continued)

of non-payment of scheduled interest or principal or that such collateral could be readily liquidated. To the extent that a senior loan is collateralized by stock in the borrower or its subsidiaries, such stock may lose all of its value in the event of the bankruptcy of the borrower. Uncollateralized senior loans involve a greater risk of loss.
Second Lien Loans Risk:
Second lien loans generally are subject to similar risks as those associated with investments in senior loans. Because second lien loans are subordinated or unsecured and thus lower in priority of payment to senior loans, they are subject to the additional risk that the cash flow of the borrower and property securing the loan or debt, if any, may be insufficient to meet scheduled payments after giving effect to the senior secured obligations of the borrower.
CLO Risk:
In addition to the general risks associated with fixed-income securities discussed herein, CLOs carry additional risks, including: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the CLO securities are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results. The credit quality of CLOs depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The underlying assets (e.g., loans) of CLOs are subject to prepayments, which shorten the weighted average maturity and may lower the return of the securities issued by the CLOs. The value of CLO securities also may change because of changes in the market’s perception of the creditworthiness of the servicing agent for the pool, the originator of the pool, or the financial institution or fund providing the credit support or enhancement. Furthermore, the leveraged nature of each subordinated class may magnify the adverse impact on such class of changes in the value of the assets, changes in the distributions on the assets, defaults and recoveries on the assets, capital gains and losses on the assets, prepayment on assets and availability, price and interest rates of assets. CLOs are typically privately offered and sold, and thus are not registered under the securities laws. Additionally, when the Trust purchases a newly issued CLO security in the primary market (rather than from the secondary market), there often may be a delayed settlement period. As a result, investments in CLOs may be characterized by the Trust as illiquid securities; however, an active dealer market may exist which would allow such securities to be considered liquid in some circumstances. Finally, CLOs are limited recourse and may not be paid in full and may be subject to up to 100% loss.
Preferred Securities Risk:
Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred securities of larger companies.
Risk of Investing in the United States:
Certain changes in the U.S. economy, such as when the U.S. economy weakens or when its financial markets decline, may have an adverse effect on the securities to which the Trust has exposure.
Convertible Securities Risk:
The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest, principal or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock, including the potential for increased volatility in the price of the convertible security.
Sovereign Debt Risk:
Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity’s debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies.
Municipal Securities Risks:
Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. Budgetary constraints of local, state, and federal governments upon which the issuers may be relying for funding may also impact municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•
Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment. The Trust’s investments may consist of private activity bonds that may subject certain shareholders to an alternative minimum tax.

•
Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•
Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Trust may lose money.

•
Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•
Tax-Exempt Status Risk — The Trust and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Trust nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Trust and its shareholders to substantial tax liabilities.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	75

Investment Objectives, Policies and Risks
   (continued)

Structured Securities Risk:
Because structured securities of the type in which the Trust may invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments, index or reference obligation and will also be subject to counterparty risk. The Trust may have the right to receive payments only from the structured security, and generally does not have direct rights against the issuer or the entity that sold the assets to be securitized. In addition to the general risks associated with debt securities discussed herein, structured securities carry additional risks, including, but not limited to: the possibility that distributions from collateral securities will not be adequate to make interest or other payments; the quality of the collateral may decline in value or default; and the possibility that the structured securities are subordinate to other classes. The Trust is permitted to invest in a class of structured securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities. Structured securities are based upon the movement of one or more factors, including currency exchange rates, interest rates, reference bonds and stock indices, and changes in interest rates and impact of these factors may cause significant price fluctuations. Additionally, changes in the reference instrument or security may cause the interest rate on the structured security to be reduced to zero. Certain issuers of such structured securities may be deemed to be “investment companies” as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”). As a result, the Trust’s investment in such securities may be limited by certain investment restrictions contained in the Investment Company Act.
Derivatives Risk:
The Trust’s use of derivatives may increase its costs, reduce the Trust’s returns and/or increase volatility. Derivatives involve significant risks, including:

•
Leverage Risk — The Trust’s use of derivatives can magnify the Trust’s gains and losses. Relatively small market movements may result in large changes in the value of a derivatives position and can result in losses that greatly exceed the amount originally invested.

•
Market Risk — Some derivatives are more sensitive to interest rate changes and market price fluctuations than other securities. The Trust could also suffer losses related to its derivatives positions as a result of unanticipated market movements, which losses are potentially unlimited. Finally, the Manager may not be able to predict correctly the direction of securities prices, interest rates and other economic factors, which could cause the Trust’s derivatives positions to lose value.

•
Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will be unable or unwilling to fulfill its contractual obligation, and the related risks of having concentrated exposure to such a counterparty.

•
Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Trust to sell or otherwise close a derivatives position could expose the Trust to losses and could make derivatives more difficult for the Trust to value accurately.

•	Operational Risk — The use of derivatives includes the risk of potential operational issues, including documentation issues, settlement issues, systems failures, inadequate controls and human error.

•	Legal Risk — The risk of insufficient documentation, insufficient capacity or authority of counterparty, or legality or enforceability of a contract.

•
Volatility and Correlation Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Trust’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•
Valuation Risk — Valuation for derivatives may not be readily available in the market. Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•
Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Trust’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

•
Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Trust realizes from its investments.

Junk Bonds Risk:
Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Trust.
Unrated Securities Risk:
Because the Trust may purchase securities that are not rated by any rating organization, the Managers may, after assessing their credit quality, internally assign ratings to certain of those securities in categories similar to those of rating organizations. Some unrated securities may not have an active trading market or may be difficult to value, which means the Trust might have difficulty selling them promptly at an acceptable price. To the extent that the Trust invests in unrated securities, the Trust’s ability to achieve its investment objectives will be more dependent on the Managers’ credit analysis than would be the case when the Trust invests in rated securities.
Equity Securities Risk:
Stock markets are volatile. The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions.
Small and Mid-Capitalization Company Risk:
Companies with small or mid-size market capitalizations will normally have more limited product lines, markets and financial resources and will be dependent upon a more limited management group than larger capitalized companies. In addition, it is more difficult to get information on smaller companies, which tend to be less well known, have shorter operating histories, do not have significant ownership by large investors and are followed by relatively few securities analysts.

76	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Investment Objectives, Policies and Risks
   (continued)

Foreign Securities Risk:
Foreign investments often involve special risks not present in U.S. investments that can increase the chances that the Trust will lose money. These risks include:

•
The Trust generally holds its foreign securities and cash in foreign banks and securities depositories, which may be recently organized or new to the foreign custody business and may be subject to only limited or no regulatory oversight.

•	Changes in foreign currency exchange rates can affect the value of the Trust’s portfolio.

•
The economies of certain foreign markets may not compare favorably with the economy of the United States with respect to such issues as growth of gross national product, reinvestment of capital, resources and balance of payments position.

•
The governments of certain countries, or the U.S. Government with respect to certain countries, may prohibit or impose substantial restrictions through capital controls and/or sanctions on foreign investments in the capital markets or certain industries in those countries, which may prohibit or restrict the ability to own or transfer currency, securities, derivatives or other assets.

•
Many foreign governments do not supervise and regulate stock exchanges, brokers and the sale of securities to the same extent as does the United States and may not have laws to protect investors that are comparable to U.S. securities laws.

•	Settlement and clearance procedures in certain foreign markets may result in delays in payment for or delivery of securities not typically associated with settlement and clearance of U.S. investments.

•
The Trust’s claims to recover foreign withholding taxes may not be successful, and if the likelihood of recovery of foreign withholding taxes materially decreases, due to, for example, a change in tax regulation or approach in the foreign country, accruals in the Trust’s net asset value for such refunds may be written down partially or in full, which will adversely affect the Trust’s net asset value.

Emerging Markets Risk:
Emerging markets are riskier than more developed markets because they tend to develop unevenly and may never fully develop. Investments in emerging markets may be considered speculative. Emerging markets are more likely to experience hyperinflation and currency devaluations, which adversely affect returns to U.S. investors. In addition, many emerging securities markets have far lower trading volumes and less liquidity than developed markets.
Investment Companies and ETFs Risk:
Subject to the limitations set forth in the Investment Company Act and the rules thereunder, the Trust may acquire shares in other investment companies and in ETFs, some of which may be affiliated investment companies. The market value of the shares of other investment companies and ETFs may differ from their net asset value. As an investor in investment companies and ETFs, the Trust would bear its ratable share of that entity’s expenses, including its investment advisory and administration fees, while continuing to pay its own advisory and administration fees and other expenses (to the extent not offset by the Manager through waivers). As a result, shareholders will be absorbing duplicate levels of fees with respect to investments in other investment companies and ETFs (to the extent not offset by the Manager through waivers).
The securities of other investment companies and ETFs in which the Trust may invest may be leveraged. As a result, the Trust may be indirectly exposed to leverage through an investment in such securities. An investment in securities of other investment companies and ETFs that use leverage may expose the Trust to higher volatility in the market value of such securities and the possibility that the Trust’s long-term returns on such securities (and, indirectly, the long-term returns of shares of the Trust) will be diminished.
As with other investments, investments in other investment companies, including ETFs, are subject to market and selection risk. To the extent the Trust is held by an affiliated fund, the ability of the Trust itself to hold other investment companies may be limited.
Illiquid Investments Risk:
The Trust may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Trust may not be able to readily dispose of such investments at prices that approximate those at which the Trust could sell such investments if they were more widely traded and, as a result of such illiquidity, the Trust may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Trust’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.
Inverse Floater and Related Securities Risk:
Investments in inverse floaters, residual interest tender option bonds and similar instruments expose the Trust to the same risks as investments in fixed-income securities and derivatives, as well as other risks, including those associated with leverage and increased volatility. An investment in these securities typically will involve greater risk than an investment in a fixed rate security. Distributions on inverse floaters, residual interest tender option bonds and similar instruments will typically bear an inverse relationship to short term interest rates and typically will be reduced or, potentially, eliminated as interest rates rise. Inverse floaters, residual interest tender option bonds and similar instruments will underperform the market for fixed rate securities in a rising interest rate environment. Inverse floaters may be considered to be leveraged to the extent that their interest rates vary by a magnitude that exceeds the magnitude of the change in a reference rate of interest (typically a short term interest rate). The leverage inherent in inverse floaters is associated with greater volatility in their market values. Investments in inverse floaters, residual interest tender option bonds and similar instruments that have fixed-income securities underlying them will expose the Trust to the risks associated with those fixed-income securities and the values of those investments may be especially sensitive to changes in prepayment rates on the underlying fixed-income securities.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	77

Investment Objectives, Policies and Risks
   (continued)

Repurchase Agreements and Purchase and Sale Contracts Risk:
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Trust may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Trust may lose money.
Short Sales Risk:
Because making short sales in securities that it does not own exposes the Trust to the risks associated with those securities, such short sales involve speculative exposure risk. The Trust will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Trust replaces the security sold short.
Leverage Risk:
The Trust’s use of leverage may increase or decrease from time to time in its discretion and the Trust may, in the future, determine not to use leverage.
The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Trust cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Trust employs may not be successful.
Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Trust must pay will reduce the return to the common shareholders;

•
the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Trust were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.
Any decline in the net asset value of the Trust’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Trust’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Trust were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.
Reverse Repurchase Agreements Risk:
Reverse repurchase agreements involve the sale of securities held by the Trust with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Trust could lose money if it is unable to recover the securities and the value of the collateral held by the Trust, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Trust. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.
Dollar Rolls Risk:
Dollar rolls involve the risk that the market value of the securities that the Trust is committed to buy may decline below the price of the securities the Trust has sold. These transactions may involve leverage.
Market Risk and Selection Risk:
Market risk is the risk that one or more markets in which the Trust invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Trust and its investments. Selection risk is the risk that the securities selected by Trust management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.
An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

78	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update (unaudited)	BlackRock Multi-Sector Income Trust (BIT)

The following includes additional required disclosures for BIT, which has filed a shelf offering registration statement.
Summary of Expenses
The following table and example are intended to assist shareholders in understanding the various costs and expenses directly or indirectly associated with investing in BIT’s common shares.

BIT

Shareholder Transaction Expenses
Maximum sales load (as a percentage of offering price) (a)	1.00%
Offering expens es b orne by the Trust (as a percentage of offering price) (a)	0.03%
Dividend reinvestment plan fees	$0.02 per share for open market purchases of common shares (b)
Dividend reinvestment plan sale transaction fee	$2.50

E stimated Annual Expenses (as a per cen tag e o f net assets attributable to common shares)
Investment advisory fees (c)(d)	1.22%
Other expenses	2.70
Miscellaneous	0.10
Interest expense (e)	2.60
Total annual expenses	3.92
Fee waivers (d)	—
Total annual Trust operating expenses after fee waivers (d)	3.92

(a)
If the common shares are sold to or through underwriters, the Prospectus Supplement will set forth any applicable sales load and the estimated offering expenses. Trust shareholders will pay all offering expenses involved with an offering.

(b)
Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) fees for the handling of the reinvestment of dividends will be paid by BIT. However, shareholders will pay a $0.02 per share fee incurred in connection with open-market purchases, which will be deducted from the value of the dividend. Shareholders will also be charged a $2.50 sales fee and pay a $0.15 per share fee if a shareholder directs the Reinvestment Plan Agent to sell the common shares held in a dividend reinvestment account. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay.

(c)
BIT currently pays the Manager a monthly fee at an annual contractual investment management fee rate of 0.80% of the average daily value of BIT’s managed assets. For purposes of calculating these fees, “managed assets” means the total assets of BIT (including any assets attributable to money borrowed for investment purposes) minus the sum of BIT’s accrued liabilities (other than money borrowed for investment purposes).

(d)
BIT and the Manager have entered into a fee waiver agreement (the “Fee Waiver Agreement”), pursuant to which the Manager has contractually agreed to waive the investment advisory fees with respect to any portion of BIT’s assets attributable to investments in any equity and fixed-income mutual funds and exchange-traded funds managed by the Manager or its affiliates that have a contractual management fee, through June 30, 2025. In addition, pursuant to the Fee Waiver Agreement, the Manager has contractually agreed to waive its investment advisory fees by the amount of investment advisory fees BIT pays to the Manager indirectly through its investment in money market funds managed by the Manager or its affiliates, through June 30, 2025. The Fee Waiver Agreement may be terminated at any time, without the payment of any penalty, only by BIT
(u
pon the vote of a majority of the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”), of BIT (the “Independent Trustees”)) or a majority of the outstanding voting securities of BIT), upon 90 days’ written notice by BIT to the Manager.

(e)
Assumes the use of leverage in the form of reverse repurchase agreements representing 35.4% of managed assets at an annual interest expense to BIT of 4.9%, which is based on current market conditions. The actual amount of interest expense borne by BIT will vary over time in accordance with the level of BIT’s use of reverse repurchase agreements and variations in market interest rates. Interest expense is required to be treated as an expense of BIT for accounting purposes.

The following example illustrates BIT’s expenses (including the sales load of $10.00 and offering costs of $0.33) that shareholders would pay on a $1,000 investment in common shares, assuming (i) total net annual expenses of 3.92% of net assets attributable to common shares and (ii) a 5% annual return:

	1 Year	3 Years	5 Years	10 Years

Total expenses incurred	$49	$129	$210	$420
The example should not be considered a representation of future expenses. The example assumes that the estimated “Other expenses” set forth in the Estimated Annual Expenses table are accurate and that all dividends and distributions are reinvested at NAV. Actual expenses may be greater or less than those assumed. BIT’s actual rate of return may be greater or less than the hypothetical 5% return shown in the example.

S H A R E H O L D E R U P D A T E	79

Shareholder Update (unaudited) (continued)	BlackRock Multi-Sector Income Trust (BIT)

Share Price Data
The following table summarizes BIT’s highest and lowest daily closing market prices on the NYSE per common share, the NAV per common share, and the premium to or discount from NAV, on the date of each of the high and low market prices. The trading volume indicates the number of common shares traded on the NYSE during the respective quarters.

	NYSE Market Price Per Common Share		NAV per Common Share on Date of Market Price		Premium/ (Discount) on Date of Market Price

During Quarter Ended	High	Low	High	Low	High	Low	Trading Volume

October 31, 2023	$15.01	$13.73	$14.51	$13.68	3.45%	0.37%	5,503,757
July 31, 2023	14.95	14.00	14.55	14.33	2.75	(2.30)	5,540,851
April 30, 2023	15.24	14.08	15.29	14.48	(0.33)	(2.76)	6,248,672
January 31, 2023	15.22	14.19	14.73	14.74	3.33	(3.73)	6,234,148
October 31, 2022	16.70	14.06	15.70	14.52	6.37	(3.17)	6,104,129
July 31, 2022	15.88	13.64	16.15	15.08	(1.67)	(9.55)	7,111,803
April 30, 2022	17.10	15.17	17.27	16.22	(0.98)	(6.47)	7,107,554
January 31, 2022	18.95	16.36	17.97	17.35	5.45	(5.71)	7,934,072
As of October 31, 2023, BIT’s market price, NAV per Common Share, and premium/(discount) to NAV per Common Share were $14.09, $13.78, and 2.25%, respectively.
Common shares of BIT have historically traded at both a premium and discount to NAV.
Shares of closed-end funds frequently trade at a discount to their NAV. Because of this possibility and the recognition that any such discount may not be in the interest of shareholders, the Board might consider from time to time engaging in open-market repurchases, managed distribution plans, or other programs intended to reduce the discount. We cannot guarantee or assure, however, that the Board will decide to engage in any of these actions. Nor is there any guarantee or assurance that such actions, if undertaken, would result in the shares trading at a price equal or close to the NAV.

80	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Shareholder Update (unaudited) (continued)	BlackRock Multi-Sector Income Trust (BIT)

Financial Highlights
The financial highlights table is intended to help the shareholder to understand BIT’s financial performance for the periods presented. Certain information reflects financial results for a single common share of BIT.

	BIT
	Year Ended 10/31/18 (a)		Year Ended 10/31/17 (a)		Year Ended 10/31/16 (a)		Year Ended 10/31/15		Year Ended 10/31/14

Net asset value, beginning of year	$20.07		$18.91		$18.91		$19.87		$18.95

Net investment income (b)	1.38		1.51		1.69		1.55		1.62
Net realized and unrealized gain (loss)	(1.13)		1.42		(0.05)		(1.03)		0.70

Net increase from investment operations	0.25		2.93		1.64		0.52		2.32

Distributions (c)
From net investment income	(1.49)		(1.77)		(1.64)		(1.40)		(1.40)
From net realized gain	—		—		—		(0.08)		—
From return of capital	(0.04)		—		—		—		—

Total distributions	(1.53)		(1.77)		(1.64)		(1.48)		(1.40)

Net asset value, end of year	$18.79		$20.07		$18.91		$18.91	(d)	$19.87

Market price, end of year	$16.25		$18.55		$16.76		$16.31		$17.79

Total Return (e)
Based on net asset value	2.18	% (f)	17.34	% (g)	10.51	% (f)	3.87	% (d)	13.40%

Based on market price	(4.40)%		22.36%		13.56%		0.06%		12.91%

Ratios to Average Net Assets
Total expenses	2.90%		2.33%		2.05	% (h)	2.09	% (h)	2.04%

Total expenses after fees waived and paid indirectly	2.89%		2.33%		2.05	% (h)	2.09	% (h)	2.04%

Total expenses after fees waived and paid indirectly and excluding interest expense and fees	1.42%		1.39%		1.43	% (h)	1.53	% (h)	1.52%

Net investment income	7.17%		7.86%		9.24	% (h)	7.97	% (h)	8.27%

Supplemental Data
Net assets, end of year (000)	$710,832		$765,859		$726,381		$726,432		$763,360

Borrowings outstanding, end of year (000)	$376,302		$471,082		$427,329		$510,352		$707,294

Portfolio turnover rate	38%		53%		52%		21%		29%

(a)	Consolidated Financial Highlights.
(b)	Based on average shares outstanding.
(c)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(d)
For financial reporting purposes, the market value of certain investments was adjusted as of report date. Accordingly, the net asset value (“NAV”) per share and total return performance based on net asset value presented herein are different than the information previously published on October 31, 2015.

(e)
Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(f)	Includes payment received from an affiliate, which had no impact on the Trust’s total return.
(g)	Includes payment received from a settlement of litigation, which impacted the Trust’s total return. Excluding the payment from a settlement of litigation, the Trust’s total return is 16.70%.
(h)	Excludes expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01% for the years ended October 31, 2016 and October 31, 2015.

S H A R E H O L D E R U P D A T E	81

Automatic Dividend Reinvestment Plan

Pursuant to BIT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the Trust’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.
After BIT declares a dividend or determines to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Trust (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Trust’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.
You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.
Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.
The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.
The Trust reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, the Trust reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share sold fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 43006, Providence, RI 02940-3078, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 150 Royall Street, Suite 101, Canton, MA 02021.

82	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information

Independent Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Trustee (Since 2013)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	70 RICs consisting of 104 Portfolios	ADP (data and information services) from 2004 to 2020; Metropolitan Life Insurance Company (insurance); TotalEnergies SE (multi-energy)

W. Carl Kester (d) 1951	Vice Chair of the Board (Since 2022) Trustee (Since 2013)	Baker Foundation Professor and George Fisher Baker Jr. Professor of Business Administration, Emeritus, Harvard Business School since 2022; George Fisher Baker Jr. Professor of Business Administration, Harvard Business School from 2008 to 2022; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	72 RICs consisting of 106 Portfolios	None

Cynthia L. Egan 1955	Trustee (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	70 RICs consisting of 104 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair); Huntsman Corporation (Lead Independent Director and non-Executive Vice Chair of the Board) (chemical products)

Frank J. Fabozzi (d) 1948	Trustee (Since 2013)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) from 2011 to 2022; Professor of Practice, Johns Hopkins University since 2021; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	72 RICs consisting of 106 Portfolios	None

Lorenzo A. Flores 1964	Trustee (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	70 RICs consisting of 104 Portfolios	None

Stayce D. Harris 1959	Trustee (Since 2021)	Lieutenant General, Inspector General of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	70 RICs consisting of 104 Portfolios	KULR Technology Group, Inc. in 2021; The Boeing Company (airplane manufacturer)

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	83

Trustee and Officer Information
   (continued)

Independent Trustees (a) (continued)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

J. Phillip Holloman 1955	Trustee (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	70 RICs consisting of 104 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation)

Catherine A. Lynch (d) 1961	Trustee (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	72 RICs consisting of 106 Portfolios	PennyMac Mortgage Investment Trust

Non-Management Interested Trustee (a)(f)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Arthur P. Steinmetz 1958	Trustee (Since 2023)	Consultant, Posit PBC (enterprise data science) since 2020; Director, ScotiaBank (U.S.) from 2020 to 2023; Chairman, Chief Executive Officer and President of OppenheimerFunds, Inc. from 2015, 2014 and 2013, respectively to 2019; Trustee, President and Principal Executive Officer of 104 OppenheimerFunds funds from 2014 to 2019; Portfolio manager of various OppenheimerFunds fixed income mutual funds from 1986 to 2014.	68 RICs consisting of 102 Portfolios	Trustee of 104 OppenheimerFunds funds from 2014 to 2019

84	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Trustee and Officer Information
   (continued)

Interested Trustees (a)(e)

Name Year of Birth (b)	Position(s) Held (Length of Service) (c)	Principal Occupation(s) During Past 5 Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past 5 Years

Robert Fairbairn 1965	Trustee (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares
®
		businesses from 2012 to 2016.	98 RICs consisting of 273 Portfolios	None

John M. Perlowski (d) 1964	Trustee (Since 2015) President and Chief Executive Officer (Since 2013)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 275 Portfolios	None

(a)	The address of each Trustee is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)
Each Independent Trustee holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Trustees who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Trust’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Trustees on a case-by-case basis, as appropriate.

(c)
Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Trustees first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; and W. Carl Kester, 1995.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)
Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Trust based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

(f)
Mr. Steinmetz is currently classified as a non-management interested Trustee based on his former directorship at another company that is not an affiliate of BlackRock, Inc. Mr. Steinmetz does not currently serve as an officer or employee of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. It is anticipated that Mr. Steinmetz will become an Independent Trustee effective January 19, 2024.

Officers Who Are Not Trustees (a)

Name Year of Birth (b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past 5 Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2013)	Managing Director of BlackRock, Inc. since 2007.

Aaron Wasserman 1974	Chief Compliance Officer (Since 2023)	Managing Director of BlackRock, Inc. since 2018; Chief Compliance Officer of the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed-Income Complex and the iShares Complex since 2023; Deputy Chief Compliance Officer for the BlackRock-advised funds in the BlackRock Multi-Asset Complex, the BlackRock Fixed- Income Complex and the iShares Complex from 2014 to 2023.

Janey Ahn 1975	Secretary (Since 2013)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a)	The address of each Officer is c/o BlackRock, Inc., 50 Hudson Yards, New York, New York 10001.
(b)	Officers of the Trust serve at the pleasure of the Board.

Effective July 1, 2023, Aaron Wasserman replaced Charles Park as Chief Compliance Officer of the Trust.

T R U S T E E A N D O F F I C E R I N F O R M A T I O N	85

Additional Information

Proxy Results
The Annual Meeting of Shareholders was held on July 12, 2023 for shareholders of record on May 15, 2023, to elect trustee nominees for BlackRock Multi-Sector Income Trust. There were no broker non-votes with regard to the Trust.
Shareholders elected the Class I Trustees as follows:

	Lorenzo A. Flores		R. Glenn Hubbard		John M. Perlowski		W. Carl Kester

Trust Name	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld	Votes For	Votes Withheld

BIT	25,302,269	1,222,105	25,284,742	1,239,632	25,360,378	1,163,996	25,326,300	1,198,074
For the Trust listed above, Trustees whose term of office continued after the Annual Meeting of Shareholders because they were not up for election are Cynthia L. Egan, Robert Fairbairn, Stayce D. Harris, J. Phillip Holloman, Catherine A. Lynch, and Frank J. Fabozzi.
Trust Certification
The Trust is listed for trading on the NYSE and has filed with the NYSE its annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Trust filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.
Environmental, Social and Governance (“ESG”) Integration
Although the Trust does not seek to implement a specific sustainability objective, strategy or process unless otherwise disclosed, Trust management will consider ESG factors as part of the investment process for the Trust. Trust management views ESG integration as the practice of incorporating financially material ESG data or information into investment processes with the objective of enhancing risk-adjusted returns. These ESG considerations will vary depending on the Trust’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. The ESG characteristics utilized in the Trust’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. Certain of these considerations may affect the Trust’s exposure to certain companies or industries. While Trust management views ESG considerations as having the potential to contribute to the Trust’s long-term performance, there is no guarantee that such results will be achieved.
Dividend Policy
The Trust’s policy is to make monthly distributions to shareholders. In order to provide shareholders with a more stable level of dividend distributions, the Trust employs a managed distribution plan (the “Plan”), the goal of which is to provide shareholders with consistent and predictable cash flows by setting distribution rates based on expected long-term returns of the Trust.
The distributions paid by the Trust for any particular month may be more or less than the amount of net investment income earned by the Trust during such month. Furthermore, the final tax characterization of distributions is determined after the year-end of the Trust and is reported in the Trust’s annual report to shareholders. Distributions can be characterized as ordinary income, capital gains and/or return of capital. The Trust’s taxable net investment income and net realized capital gains (“taxable income”) may not be sufficient to support the level of distributions paid. To the extent that distributions exceed the Trust’s current and accumulated earnings and profits, the excess may be treated as a non-taxable return of capital.
A return of capital is a return of a portion of an investor’s original investment. A return of capital is not expected to be taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on a subsequent disposition by the shareholder of his or her shares. It is possible that a substantial portion of the distributions paid during a calendar year may ultimately be classified as return of capital for U.S. federal income tax purposes when the final determination of the source and character of the distributions is made.
Such distributions, under certain circumstances, may exceed the Trust’s total return performance. When total distributions exceed total return performance for the period, the difference reduces the Trust’s total assets and net asset value (“NAV”) per share and, therefore, could have the effect of increasing the Trust’s expense ratio and reducing the amount of assets the Trust has available for long term investment.
General Information
BIT’s Statement of Additional Information includes additional information about its Board and is available, without charge upon request by calling (800)-882-0052.
The following information is a summary of certain changes since October 31, 2022. This information may not reflect all of the changes that have occurred since you purchased the Trust.
Except if noted otherwise herein, there were no changes to the Trust’s charter or by-laws that would delay or prevent a change of control of the Trust that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolios.
In accordance with Section 23(c) of the Investment Company Act of 1940, the Trust may from time to time purchase shares of its common stock in the open market or in private transactions.

86	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information
   (continued)

General Information (continued)
Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at
blackrock.com
. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Electronic Delivery
Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports and prospectuses, by enrolling in the electronic delivery program. Electronic copies of shareholder reports and prospectuses, are available on BlackRock’s website.
To enroll in electronic delivery:
Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:
Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.
Householding
The Trust will mail only one copy of shareholder documents, including prospectuses, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Trust at (800) 882-0052.
Availability of Quarterly Schedule of Investments
The Trust files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT is available on the SEC’s website at
sec.gov
. Additionally, the Trust makes its portfolio holdings for the first and third quarters of each fiscal year available at
blackrock.com/fundreports
.
Availability of Proxy Voting Policies, Procedures and Voting Records
A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities and information about how the Trust voted proxies relating to securities held in the Trust’s portfolio during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at
blackrock.com
; and (3) on the SEC’s website at
sec.gov
.
Availability of Trust Updates
BlackRock will update performance and certain other data for the Trust on a monthly basis on its website in the “Closed-end Funds” section of
blackrock.com
as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Trust. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Trust and does not, and is not intended to, incorporate BlackRock’s website in this report.
Shelf Offering Program
From time to time, the Trust may seek to raise additional equity capital through a Shelf Offering. In a Shelf Offering, the Trust may, subject to market conditions, raise additional equity capital by issuing new Common Shares from time to time in varying amounts at a net price at or above the Trust’s net asset value (“NAV”) per Common Share (calculated within 48 hours of pricing). While any such Shelf Offering may allow the Trust to pursue additional investment opportunities without the need to sell existing portfolio investments, it could also entail risks – including that the issuance of additional Common Shares may limit the extent to which the Common Shares are able to trade at a premium to NAV in the secondary market.
On May 3, 2022, the Trust filed a final prospectus with the SEC in connection with its Shelf Offering. This report and the prospectus of the Trust are not offers to sell the Trust’s Common Shares or solicitations of an offer to buy the Trust’s Common Shares in any jurisdiction where such offers or sales are not permitted. The prospectus of the Trust contains important information about the Trust, including its investment objectives, risks, charges and expenses. Investors are urged to read the prospectus of the Trust carefully and in its entirety before investing. Copies of the final prospectus for the Trust can be obtained from BlackRock at
blackrock.com
.
BlackRock Privacy Principles
BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.
If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

A D D I T I O N A L I N F O R M A T I O N	87

Additional Information
   (continued)

BlackRock Privacy Principles (continued)
BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.
BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.
We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.
Trust and Service Providers

Investment Adviser
BlackRock Advisors, LLC
Wilmington, DE 19809
Sub-Adviser
BlackRock International Limited
Edinburgh, EH3 8BL
United Kingdom
BlackRock (Singapore) Limited
079912 Singapore
Accounting Agent and Custodian
State Street Bank and Trust Company
Boston, MA 02114
Transfer Agent
Computershare Trust Company, N.A.
Canton, MA 02021
Independent Registered Public Accounting Firm
Deloitte & Touche LLP
Boston, MA 02116
Legal Counsel
Willkie Farr & Gallagher LLP
New York, NY 10019
Address of the Trust
100 Bellevue Parkway
Wilmington, DE 19809

88	2 0 2 3 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Glossary of Terms Used in this Report

Currency Abbreviation

EUR	Euro

GBP	British Pound

USD	United States Dollar

Portfolio Abbreviation

CDI	CREST Depository Interest

CLO	Collateralized Loan Obligation

CMT	Constant Maturity Treasury

CR	Custodian Receipt

DAC	Designated Activity Company

EURIBOR	Euro Interbank Offered Rate

GO	General Obligation Bonds

LIBOR	London Interbank Offered Rate

MTA	Month Treasury Average

PCL	Public Company Limited

PIK	Payment-in-Kind

REIT	Real Estate Investment Trust

REMIC	Real Estate Mortgage Investment Conduit

SAB	Special Assessment Bonds

SG	Syncora Guarantee

SOFR	Secured Overnight Financing Rate

TBA	To-Be-Announced

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	89

Want to know more?
blackrock.com    |   800-882-0052
This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. Statements and other information herein are as dated and are subject to change.
BIT-10/23-AR

(b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$66,912	$64,362	$2000	$4,000	$17,600	$16,900	$407	$431

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,154,000	$2,098,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,154,000 and $2,098,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,”

“Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Multi-Sector Income Trust	$18,007	$21,331

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,154,000	$2,098,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i) – Not Applicable

(j) – Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a) The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

(b) Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The Fund is managed by a team of investment professionals comprised of Scott MacLellan, Managing Director at BlackRock, Samir Lakhani, Managing Director at BlackRock and Akiva Dickstein, Managing Director at BlackRock. Messrs. MacLellan, Lakhani and Dickstein are the Fund’s portfolio managers and are responsible for the day-to-day management of the Fund’s portfolio and the selection of its investments. Mr. MacLellan has been a member of the Fund’s portfolio management team since 2018. Messrs. Lakhani and Dickstein have been members of the Fund’s portfolio management team since 2020.

Portfolio Manager	Biography
Akiva Dickstein	Managing Director of BlackRock since 2009; Managing Director of Merrill Lynch Investment Managers, L.P. from 2003 to 2009 and Head of the U.S. Rates & Structured Credit Research Group.

Samir Lakhani	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013.
Scott MacLellan, CFA	Managing Director of BlackRock, Inc. since 2022; Director of BlackRock, Inc. from 2010 to 2021; Vice President of BlackRock, Inc. from 2007 to 2009.

(a)(2) As of October 31, 2023:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Akiva Dickstein	23	23	213	0	0	5
	$22.19 Billion	$7.28 Billion	$83.34 Billion	$0	$0	$1.07 Billion
Samir Lakhani	6	12	9	0	1	0
	$3.18 Billion	$4.76 Billion	$9.59 Billion	$0	$308.2 Million	$0
Scott MacLellan, CFA	12	14	126	0	0	2
	$10.33 Billion	$3.43 Billion	$50.27 Billion	$0	$0	$891.8 Million

(iv) Portfolio Manager Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc., or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that Messrs. Dickstein, Lakhani and MacLellan may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only accounts, subject to incentive fees. Messrs. Dickstein, Lakhani and MacLellan may therefore be entitled to receive a portion of any incentive fees earned on such accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3) As of October 31, 2023:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of October 31, 2023.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the funds and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:

Portfolio Manager	Benchmark

Akiva Dickstein	A combination of market-based indices (e.g. Bloomberg U.S. Aggregate Index, Bloomberg U.S. Universal Index and Bloomberg Intermediate Aggregate Index), certain customized indices and certain fund industry peer groups.
Samir Lakhani	A combination of market-based CMBS indices, certain customized indices and certain fund industry peer groups.
Scott MacLellan, CFA	A combination of market-based indices (e.g., Bank of America Merrill Lynch U.S. Corporate & Government Index, 1-3 Years), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($330,000 for 2023). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4) Beneficial Ownership of Securities – As of October 31, 2023.

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Akiva Dickstein	$50,001 - $100,000
Samir Lakhani	$100,001 - $500,000
Scott MacLellan, CFA	$10,001 - $50,000

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Recovery of Erroneously Awarded Compensation – Not Applicable

Item 14 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

(c) Notices to the registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated May, 20091

(d) Consent of Independent Registered Public Accounting Firm

1 The Fund has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common stock as frequently as twelve times each year, and as frequently as distributions are specified by or in accordance with the terms of its outstanding preferred stock. This relief is conditioned, in part, on an undertaking by the Fund to make the disclosures to the holders of the Fund’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Fund is likewise obligated to file with the SEC the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Multi-Sector Income Trust

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: December 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock Multi-Sector Income Trust

Date: December 21, 2023

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock Multi-Sector Income Trust

Date: December 21, 2023